UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQUITABLE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EQUITABLE
HOLDINGS

2025

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

LETTER FROM OUR INDEPENDENT CHAIR

Dear Fellow Stockholder:

Having served for more than three years as the independent Board Chair of Equitable Holdings, I once again express my gratitude to our management and employees. Their dedication continues to drive our transformation into a more resilient and client-focused company that consistently delivers value to our stakeholders.

As a Board, we recognize the significant progress management has achieved since the 2018 IPO. During this time, Equitable Holdings has established a powerful integrated business model with strong growth across its Retirement, Asset Management and Wealth Management businesses. Fueled by the tremendous opportunities within each core business and the synergies across this model, the Company has performed well and delivered strong results. My fellow Directors and I look forward to further shaping the future of this over 165-year-old institution.

Investor Day Targets. Through 2024, the Company remains on track to deliver on each of its 2027 financial targets and continues to make progress against key strategic initiatives. This enabled us to return $1.3bn of capital to shareholders in the year, delivering on the upper end of our 60-70% payout ratio guidance.

Board Composition. In January of 2025, after the conclusion of a search facilitated by a recruiting firm, the Board welcomed a new member – Douglas Dachille. Doug brings over three decades of relevant experience in strategic matters within the insurance and asset management industries, as well as other public company board experience. This year’s proxy statement includes enhanced disclosures on our Board refreshment practices. Collectively, the Board brings diverse perspectives and a deep understanding of the risks and opportunities facing the industry, which supports the oversight of the Company’s growth strategy.

Annual Meeting. The 2024 annual meeting of stockholders reflected the Company’s successful alignment with investor perspectives on corporate governance and executive compensation matters; all management proposals, including the advisory vote on say-on-pay and the annual re-election of directors, garnered high levels of support. Throughout the year, the Board is kept apprised of investor engagement discussions and looks forward to the continuation of these important exchanges.

We are pleased to invite your virtual participation in the seventh annual meeting of stockholders on May 21, 2025. The accompanying proxy statement includes pertinent information about the meeting agenda and voting and virtual attendance instructions.

On behalf of the Board of Directors, thank you for your ongoing confidence in Equitable Holdings.

Sincerely, Joan Lamm-Tennant Chair of the Board Equitable Holdings, Inc.

April 4, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

On behalf of the Board of Directors (the “Board”), I cordially invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Equitable Holdings, Inc. to be held via the internet through a virtual web conference at www.virtualshareholdermeeting.com/EQH2025, on May 21, 2025, at 8:00 a.m. Eastern Daylight Time.

DATE May 21, 2025 TIME 8:00 a.m., Eastern Daylight Time LOCATION www.virtualshareholdermeeting .com/EQH2025	AGENDA At the meeting, stockholders will consider and vote on the following matters: 1. Proposal 1: Election of ten directors for a one-year term ending at the 2026 Annual Meeting of Stockholders; 2. Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2025; 3. Proposal 3: Advisory vote to approve the compensation paid to our named executive officers; 4. Proposal 4: Advisory vote on the frequency of future advisory votes on executive compensation; 5. Proposal 5: Amendment and restatement of the Company's 2019 Omnibus Incentive Plan; 6. Proposal 6: Amendments to the Company's Certificate of Incorporation to limit the liability of certain officers of Company as permitted by Delaware law; 7. Proposal 7: Amendments to the Company's Certificate of Incorporation and By-laws to create a stockholder right to call a special meeting; 8. If properly presented at the Annual Meeting, a non-binding advisory vote on a stockholder proposal; and 9. Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

You will be able to attend the Annual Meeting online, vote your shares electronically and submit questions online during the meeting by logging in to www.virtualshareholdermeeting.com/EQH2025 using the 16-digit control number included in your Notice of Internet Availability of the proxy materials, on your proxy card or on any additional voting instructions accompanying these proxy materials. The process for submitting questions during the Annual Meeting is more fully described in the accompanying Proxy Statement. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts.

As always, we encourage you to vote your shares prior to the Annual Meeting.

Our Board recommends that you vote “FOR” the election of each of the nominees named in Proposal 1 of this Proxy Statement and “FOR” each of Proposals 2, 3, 5, 6, and 7 and “AGAINST” Proposal 8. Our Board further recommends that you vote for a frequency of “ONE YEAR” for future advisory votes on executive compensation in Proposal 4. Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

Voting Your Shares

Stockholders of record holding shares of common stock, par value $0.01 per share, of Equitable Holdings, Inc. (“Shares”) as of the close of business on March 24, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting.

Beneficial owners whose Shares are held at a brokerage firm or by a bank or other nominee should follow the voting instructions that they received from the nominee.

This notice is being delivered to the holders of Shares as of the close of business on March 24, 2025, the record date fixed by the Board for the purposes of determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and constitutes notice of the Annual Meeting under Delaware law. Proxy materials or a Notice of Internet Availability were first made available, sent or given to stockholders on or about April 4, 2025.

Internet

Prior to the Annual Meeting

Please log on to www.proxyvote.com and submit a proxy to vote your Shares by 11:59 p.m., Eastern Daylight Time, on May 20, 2025.

During the Annual Meeting

Please log on to /www.virtualshareholdermeeting.com/EQH2025 and submit a proxy to vote your Shares during the Annual Meeting beginning at 8:00 a.m., Eastern Daylight Time, on May 21, 2025.

Telephone Please call the number on your proxy card until 11:59 p.m., Eastern Daylight Time, on May 20, 2025.

Mail

If you received printed copies of the proxy materials, please complete, sign, date and return your proxy card by mail to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717 so that it is received prior to the Annual Meeting.

By Order of the Board of Directors,

José Ramón González

Chief Legal Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on May 21, 2025.

The accompanying Proxy Statement, our 2024 Annual Report to Stockholders, and instructions on how to attend our Annual Meeting are available at https://ir.equitableholdings.com. The Stockholder List will also be available for inspection by appointment during ordinary business hours at the Company’s principal executive offices located at 1345 Avenue of the Americas, New York, NY 10105, during the 10 days prior to the Annual Meeting. To make an appointment, please email corporatesecretary@equitable.com. Any updates or changes relating to the process for inspecting the Stockholder List will be posted on our Investor Relations site, https://ir.equitableholdings.com.

Summary of Material Changes in the A&R Plan	88

Reasons for Seeking Stockholder Approval	90

Key Features of the A&R Plan	90

Key Data	91

Summary of the A&R Plan	92

Certain U.S. Federal Income Tax Consequences	95

New Plan Benefits	98

Equity Compensation Plan Information	99

PROPOSAL 6: Amendments to the Company’s Certificate of Incorporation to limit the liability of certain officers of Company as permitted by Delaware law	100

PROPOSAL 7: Amendments to the Company’s Certificate of Incorporation and related By-laws to create a stockholder right to call a special meeting	102

PROPOSAL 8: Stockholder Proposal	105

Board and Corporate Governance Practices	107

ESG at Equitable Holdings	114

Certain Relationships and Related Person Transactions	120

Security Ownership of Certain Beneficial Owners and Management	122

Delinquent Section 16(a) Reports	125

The Annual Meeting, Voting and Other Information	126

Forward-Looking Statements	133

Appendix A: Non-GAAP Financial Measures	134

Appendix B: Proposed Amended and Restated 2019 Omnibus Incentive Plan Omnibus Plan	137

Appendix C: Proposed Third Amended and Restated Certificate of Incorporation	157

Appendix D: Proposed Seventh Amended and Restated By-laws	162

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	1

CERTAIN IMPORTANT TERMS

Corporate Entities

As used in this Proxy Statement, “we,” “us,” “our” and the “Company” mean Equitable Holdings, Inc. and its consolidated subsidiaries, unless the context refers only to Equitable Holdings, Inc. (which we refer to as “Holdings,” “Equitable Holdings” or “EQH”) as a corporate entity. We also use the following capitalized terms:

• “AB” or “AllianceBernstein” means AB Holding and ABLP. As of December 31, 2024 Holdings and its subsidiaries maintained an approximate 62% economic interest in AB.

• “AB Holding” means AllianceBernstein Holding L.P., a Delaware limited partnership.

• “AB Holding Units” means units representing assignments of beneficial ownership of limited partnership interests in AB Holding.

• “AB Units” means units of limited partnership interests in ABLP.

• “ABLP” means AllianceBernstein L.P., a Delaware limited partnership and the operating partnership for the AB business.

• “Equitable America” means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.

• “Equitable Financial” means Equitable Financial Life Insurance Company, a New York corporation and a wholly-owned indirect subsidiary of Holdings.

Other Items

• “Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of the Company filed with the Delaware Secretary of State on May 24, 2023.

• “Exchange Act” means the Securities Exchange Act of 1934, as amended.

• “FASB” means the Financial Accounting Standards Board.

• “GAAP” means accounting principles generally accepted in the United States of America.

• “General Account” means the assets held in the general accounts of our insurance companies as well as assets held in our separate accounts on which we bear the investment risk.

• “GMxB” is a general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as guaranteed minimum income benefits, guaranteed minimum withdrawal benefits, and guaranteed minimum accumulation benefits), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).

• “Independent” means, with respect to a director, that the director is “independent” as determined by the Board in accordance with applicable NYSE and SEC listing standards, rules and regulations unless otherwise indicated.

• “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

• “IPO” means the initial public offering of shares of common stock of Holdings that took place in 2018.

• “Non-GAAP EPS” and “Non-GAAP Operating EPS” mean Non-GAAP operating earnings per share, calculated as described in Appendix A.

• “NYSE” means the New York Stock Exchange.

• “OCI” means Other Comprehensive Income.

• “PCAOB” means the Public Company Accounting Oversight Board.

• “Risk-Based Capital (RBC) Ratio” means the ratio of an insurance company’s capital to the minimum amount of capital required for the insurance company to support its operations taking into account its size and risk profile, determined in accordance with rules published by the National Association of Insurance Commissioners.

• “SEC” means the United States Securities and Exchange Commission.

• “Securities Act” means the Securities Act of 1933, as amended.

• “VNB” means Value of New Business.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	1

Proxy Summary

PROXY SUMMARY

This section summarizes important information contained in this Proxy Statement and in our 2024 Annual Report to Stockholders (the “Annual Report”) but does not contain all the information that you should consider when casting your vote. Please review the entire Proxy Statement and Annual Report carefully before voting.

Proposals for Your Vote

Proposal	Board Recommendation	Page(s)

1. Election of ten directors for a one-year term ending at the 2026 Annual Meeting of Stockholders	FOR each of the Board’s nominees	11

2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2025	FOR	17

3. Advisory vote to approve the compensation paid to our named executive officers (the “Say-on-Pay vote”)	FOR	20

4. Advisory vote on the frequency of future advisory votes to approve the compensation paid to our named executive officers (the “Say-on-Pay frequency vote”)	FOR ONE YEAR	87

5. Amendment and restatement of the Company’s 2019 Omnibus Incentive Plan	FOR	88

6. Amendments to the Company’s Certificate of Incorporation to limit the liability of certain officers of the Company, as permitted by Delaware law	FOR	100

7. Amendments to the Company’s Certificate of Incorporation and By-laws to create a stockholder right to call a special meeting	FOR	102
8. If properly presented at the Annual Meeting, a non-binding advisory vote on a stockholder proposal	AGAINST	105

Mission and Strategy

Our mission is to help our clients secure their financial well-being so they can pursue long and fulfilling lives. We have been steadfast in this purpose since our journey began as The Equitable Life Assurance Society over 165 years ago.

We aim to be a trusted partner to our clients by providing advice, products and services that help them navigate complex financial decisions. Our financial strength and the quality of our people, their ingenuity and the service they provide help us build relationships of trust with our clients.

We are one of America’s leading financial services companies and have helped clients prepare for their financial future with confidence since 1859. We have three primary business lines – retirement, asset management and wealth management – that we run through our complementary and well-established principal franchises: Equitable, AllianceBernstein and Equitable Advisors.

Our competitive product offerings, premier distribution platform and investment expertise position us as a leading provider of financial advice, protection, retirement strategies and asset management solutions.

2	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Proxy Summary

2024 Business and Financial Performance Highlights

In 2024, we generated strong growth in Non-GAAP Operating Earnings and cash flows. Organic growth momentum remains robust, with Equitable producing strong net inflows in our Retirement and Wealth Management businesses and delivering a record value of new business (VNB). Our balance sheet remains resilient to market movements, and we ended the year with strong capital ratios and robust holding company liquidity. This is testament to our disciplined risk management, diversified business model and dedicated employees and advisors, and it enables us to consistently return capital to shareholders.

We report financial results across six business segments: Individual Retirement, Group Retirement, Asset Management, Protection Solutions, Wealth Management and Legacy. 2024 financial highlights include:

•	Full year cash flow[1] of $1.5 billion, at the high end of the $1.4-1.5 billion guidance range.

•	Full year net income of $1.3 billion and Non-GAAP Operating Earnings[2] of $2.0 billion, up 19% from 2023.

•	Returned $1.3 billion to shareholders during the year, delivering on our 60-70% payout ratio target.

•	Strong organic growth momentum with $7.1 billion of Individual Retirement and Group Retirement net inflows, and $4.0 billion of Wealth Management advisory net inflows.

•

Asset Management delivered full year active net inflows of $4.3 billion, driven by positive flows in the Retail and Private Wealth channels, which offset Institutional net outflows. The Institutional pipeline remains strong and ended 2024 at $10.7 billion.

$1.3 Billion Returned to Stockholders

in 2024

[1]	Cash flow or cash generation is net dividends and distributions to Equitable Holdings from its subsidiaries.
[2]	This is a Non-GAAP measure. More information on this measure and reconciliation to the most comparable U.S. GAAP measure can be found in Appendix A.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	3

Proxy Summary

Board of Directors Composition

The fundamental duty of our Board is to oversee the strategy and management of our Company for the benefit of our stockholders. It is essential that the Board be composed of directors who are qualified to conduct this oversight. Accordingly, the Board seeks directors who possess a broad range of skills, expertise and perspectives. The composition of our current Board, as reflected in the tables and charts below, demonstrates our commitment to these principles.

Our nominees are listed below. The Board is nominating ten directors for election at the 2025 Annual Meeting for a term ending at the 2026 Annual Meeting.

Board Composition Summary

The average age of our incumbent directors is approximately 66 years.

Name Age Principal Professional Experience Independent Director Nominees Joan Lamm-Tennant (Chair) 72 Founder and former Chief Executive Officer of Blue Marble Microinsurance Yes Douglas Dachille 60 Chief Investment Officer, American International Group, Inc. (retired) Yes Francis Hondal 60 Executive Advisor and President, Loyalty and Engagement, Mastercard Inc, (retired) Yes Arlene Isaacs-Lowe 65 Special Advisor and Global Head of Social Responsibility at Moodys Corporation and President of the Moodys Foundation (retired) Yes Daniel G. Kaye 70 Partner at Ernst & Young (retired) Yes Craig MacKay 62 Senior Advisor at England & Company, LLC Yes Mark Pearson 66 President and Chief Executive Officer of Holdings No Bertram L. Scott 74 Senior Vice President of population health of Novant Health, Inc. (retired) Yes George Stansfield 65 Deputy Chief Executive Officer and Group General Secretary of AXA S.A. Yes Charles G.T. Stonehill 67 Founding Partner of Green & Blue Advisors, LLC Yes

4	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Proxy Summary

Board Refreshment

The Board seeks to carefully manage its composition to ensure that it remains at all times fit with the necessary skills and experience to oversee the Company’s strategy in an ever-changing competitive environment.

The Nominating and Corporate Governance Committee and Board oversee the annual Director renomination process. The Nominating and Corporate Governance Committee has adopted the following processes to ensure the ongoing robustness of the Board’s composition, its refresh and the performance of the Board:

•

An annual assessment of the Board Skills and Experience matrix to ensure it continues to align with EQH strategy, the competitive landscape, the composition of the management team and the external financial, competitive, social, regulatory and technological environment.

•	An annual assessment of the composition of the full Board to ensure that it maintains a balanced tenure profile.

•	An annual assessment of the composition of the Board committees to ensure director skills are matched to committee mandates and that the workload of individual directors is well-balanced.

•	An annual assessment of the performance of the full Board and its committees to ensure that the Board is effectively carrying out its mandate.

•	An annual assessment of the performance of each individual Board member, with this review led by the Board Chair with periodic third-party assistance.

Board Tenure

The Board considers the tenure of our incumbent directors to help maintain an overall balance of experience, continuity and fresh perspective. The average tenure of an EQH director nominee is approximately 6 years and the average tenure of independent director nominees is approximately 4.9 years with five of our ten directors having been appointed since 2020.

The Board believes it is important to balance refreshment with the need to retain directors who have developed significant insight into the Company and its operations and who continue to make valuable contributions to the Company that benefit stockholders.

1 new director in January 2025 -1 director in 2023 2 new directors in 2022 10 current director nominees 5 new directors since 2020

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	5

Proxy Summary

Board Mandatory Retirement Age

Under our Corporate Governance Guidelines, directors are required to retire from the Board when they reach the age of 75; provided that directors elected to the Board prior to their 75th birthday may continue to serve until the annual stockholders meeting coincident with or following their 75th birthday. Directors will not be nominated for election or re-election to the Board after their 75th birthday, although the full Board may nominate candidates over 75 for election or re-election under what it considers special circumstances. The average age of our incumbent directors is approximately 66 years.

Board Size

The Board believes its current size and composition is well suited to ensure that the Board is fit for purpose and that each of the Board’s nominees continues to have the necessary skills and experience to effectively oversee our business.

Board Skills and Experience

The Board seeks directors who possess a broad range of skills, experience, expertise and perspectives that position the Board to effectively oversee the Company’s strategies and risks. Our directors were carefully selected for their mix of skills and expertise, which align with and facilitate effective oversight of, the Company’s strategy and significant risks. Our directors possess substantive skills and experience in key areas which are relevant to the Board’s oversight of the Company, including the financial services and insurance industries; senior management; audit and accounting; public company board service; risk management; investments; capital markets; compensation and human resources. The tables below showcase the percentage of our current directors possessing each listed skill and provide an individualized breakdown of director qualifications and skills:

Financial Services Senior managers and board members at major financial services companies, including consumer financial services companies and investment banks	Senior Executive Experiences as CEOs, CFOs, COOs, founders, and major business segment leaders

Public Company/Corporate Governance

Experiences as public company board members both at U.S. and international companies, chairing governance committees, and as senior executives with responsibility for governance functions

Audit/Financial Expertise Expertise in understanding and overseeing financial reporting and controls

Risk Management Experiences as senior managers and board members overseeing risk management functions	Insurance Professional backgrounds in the insurance industry and knowledge of insurance products

Finance and Investment Backgrounds in M&A and investment banking, including experience as a senior manager or board member of an investment bank	Legal/Regulatory/Compliance Professional experiences overseeing legal and compliance functions

HR/Talent Experiences directly overseeing HR for major public companies and oversight of talent development and retention as a public company board member	FinTech/Consumer Experiences Backgrounds in emerging financial technologies, expanding access to financial and insurance products and enhancing the customer experience

6	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Proxy Summary

  Summary of Director Qualifications, Skills and Self-Identified

  Gender, Racial and Ethnicity Information

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	7

Proxy Summary

Director Diversity

The Board believes that a diverse board is better able to effectively oversee our management and strategy and to position the Company to deliver long-term value for our stockholders. Our Board considers diversity, including gender, racial and ethnic diversity, as adding to the overall mix of perspectives of our Board as a whole. The following charts and table present the diversity profile of our currently serving board members based on self-reported demographics.

Gender Diversity	Racial or Ethnic Diversity	Overall Diversity: 50% of our current directors are diverse.

8	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Proxy Summary

Corporate Governance Highlights

We regularly review our governance strategy and profile to ensure that it reflects the evolving governance landscape and appropriately serves the best interests of the Company and our stockholders. This year, the Board is asking stockholders to approve the Company’s proposal to amend our Certificate of Incorporation and By-laws to establish a stockholder special meeting right at a 15% ownership threshold and to reject a stockholder proposal seeking to establish a special meeting right at a 10% ownership threshold. In 2023, the Board amended the Corporate Governance Guidelines to reduce the number of permitted total public company board appointments for non-executive Directors from five to four (for the avoidance of doubt, a public company for purposes of the Guidelines is a company with publicly traded equity and any controlled subsidiaries are not counted separately).

Our corporate governance profile includes:

Shareholder Rights Single class of voting shares Annual election of all directors by majority vote with director resignation requirement No supermajority voting thresholds No poison pill NEW Recommending that stockholders approve Certificate of Incorporation and By-law amendments establishing a shareholder special meeting right at a 15% ownership threshold Board and Committee Practices Majority independent Board of Directors Independent Chair Independent Audit, Compensation and Talent, Nominating and Corporate Governance, and Finance and Risk committees Annual Board and committee performance evaluations Annual assessment of the performance of each individual director undertaken as part of the Companys annual director renomination and Board refreshment processes and intended to ensure the Board continues to meet the Companys evolving oversight needs Regular engagement with holders representing a significant number of shares outstanding Director mandatory retirement policy (age 75) Director over-boarding policy (no more than four public company boards for non-executive Directors) Environmental, Social and Governance (ESG) Our ESG Data Center includes ESG information aligned with the Sustainability Accounting Standards Board (SASB) standards and Taskforce on Climate-related Financial Disclosures (TCFD) recommendations

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	9

Proxy Summary

2024 Executive Compensation Highlights

The overriding goal of the EQH Compensation Program continues to be to attract, retain and motivate top-performing executives dedicated to our long-term financial and operational success.

Limited changes to overall program design. Our compensation program consists of a carefully chosen mix of fixed and at-risk components intended to reward long-term value creation, ensure alignment with our long-term financial success and facilitate the attraction, motivation and retention of top talent, as shown under “Program Components.” The program ties the financial interests of our executive management with that of our shareholders and received a high level of support from shareholders (96.1%) in 2024. For the 2024 performance year, we added Non-GAAP Operating Earnings Per Share (“Non-GAAP EPS”) as a measure to Performance Shares under our Long-Term Incentive Compensation Program, as further described in this “Executive Summary” below.

No changes to our Short-Term Incentive Compensation Program (“STIC Program”). Our STIC Program drives short-term (one-year) rewards for participants in the EQH Compensation Program. The current program was established in 2018 and is reviewed on an annual basis to ensure the program design is effective and in line with current public company market standards. There were no changes to the STIC Program metrics or weightings for 2024, with Non-GAAP Operating Earnings, Cash Flow, Value of New Business (“VNB”) and Strategic Initiatives each bearing a metric weighting of 25%.

Continued focus on pay for performance. The total direct compensation for participants in the EQH Compensation Program continued to align with our pay-for-performance culture in 2024. A substantial majority of a participant’s compensation is contingent on Company performance as well as an assessment of the participant’s overall contribution to that success. Total direct compensation consisted of a mix of fixed (base salary) and variable (annual cash incentive and equity-based awards) components as shown in “2024 Total Direct Compensation.”

Continued balance of equity vehicles, with the addition of Non-GAAP EPS as a growth metric for Performance Shares and expansion of the Total Shareholder Return (“TSR”) peer group. As in prior years, 2024 annual equity grants consisted of time-based Restricted Stock Units (“RSUs”) (40%) and Performance Shares (60%); however, for 2024 Performance Share grants, we added a second performance metric, Non-GAAP EPS, with a 30% metric weighting, and reduced the relative TSR metric weighting to 30% (from 60% in 2023). We added Non-GAAP EPS as another metric for Performance Shares because we believe it is important for investors to see that management is focused on achieving the metrics communicated as most important to the market. We believe that coupling Non-GAAP EPS with TSR can be viewed as the input/output to value creation, with Non-GAAP EPS measuring profitability and capital management and TSR measuring total return to shareholders based on relative performance against a TSR peer group. For 2024 grants, we updated the TSR peer group to reflect the addition of one new peer company, Corebridge Financial, based on the similarity of our business operations, financial scope and strongly correlated stock price.

Important Information Regarding the Meeting Location

The Annual Meeting scheduled for May 21, 2025, at 8:00 am EDT will be held by means of remote communication. To attend and participate in the Virtual Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/EQH2025 and use their 16-digit control number provided in the Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the Virtual Annual Meeting’s start time. This website will also have further instructions on how to attend, participate in and vote at the Virtual Annual Meeting.

10	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

PROPOSAL 1: Election of Directors

PROPOSAL 1: ELECTION OF DIRECTORS

The Board proposes that the following ten nominees be elected at the Annual Meeting, each of whom will hold office until the 2026 Annual Meeting or until their successors are elected or have been qualified: Joan Lamm-Tennant (Chair), Douglas Dachille, Francis A. Hondal, Arlene Isaacs-Lowe, Daniel G. Kaye, Craig MacKay, Mark Pearson, Bertram L. Scott, George Stansfield and Charles G.T. Stonehill. Each of the nominees is currently a director of the Company, and each has consented to being named in this Proxy Statement and agreed to serve if elected. The Board believes that each of these nominees continues to have the necessary skills and experience to effectively oversee our business.

A biography of each director nominee and a description of each director’s skills and qualifications follow this proposal.

The Board recommends that you vote FOR the election of each of Joan Lamm-Tennant, Douglas Dachille, Francis A. Hondal, Arlene Isaacs-Lowe, Daniel G. Kaye, Craig MacKay, Mark Pearson, Bertram L. Scott, George Stansfield and Charles G.T. Stonehill.

Unless otherwise instructed, the proxyholders will vote proxies FOR the nominees of the Board. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. However, if any of the Board’s nominees should become unable for any reason or unwilling for good cause to serve as a director at any point before the Annual Meeting or any adjournment or postponement of the meeting, the Board may reduce the size of the Board or nominate another candidate for election as a director. If the Board nominates a new candidate, the proxyholders will use their discretion to vote for that candidate.

Nominees for Election as Directors for a Term Expiring in 2026

Joan Lamm-Tennant, Independent Chair of the Board of Directors

Director since: 2020 Age: 72 Committees Executive (Chair)

Professional Experience: Ms. Lamm-Tennant has been a director since January 2020 and Independent Chair of the Board since October 2021. Ms. Lamm-Tennant founded Blue Marble Microinsurance and served as its CEO from 2015 to 2020. She was also previously Adjunct Professor, International Business at The Wharton School of the University of Pennsylvania from 2006 to 2015, and a Professor of Finance at Villanova University from 1989 to 2000. Ms. Lamm-Tennant has served in a series of senior leadership positions in the insurance industry during her career, including as Head of Enterprise Risk Management and Advisor to the Chief Risk Officer at Marsh & McLennan Companies, Inc., Global Chief Economist and Risk Strategist at Guy Carpenter, and President of a Risk and Capital Advisory unit advising global clients of General Reinsurance. Ms. Lamm-Tennant also serves on the Boards of Directors of Ambac Financial Group, Inc. (NYSE: AMBC) and Element Fleet Management Corp (TSX: EFN).

Skills and Qualifications: Significant insurance industry, fintech, finance and management expertise, as well as academic experience, having held global business leadership roles and having had a distinguished career as a professor of finance and economics; expertise as an audit committee financial expert; experience as a director of other public companies.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2020-), Equitable America (2020-), AllianceBernstein Corporation (2021-)

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	11

PROPOSAL 1: Election of Directors

Douglas Dachille, Independent Director

Director since: 2025 Age: 60 Committees: Finance and Risk

Professional Experience: Mr. Dachille joined the Board in January 2025. Mr. Dachille most recently served as the Chief Investment Officer at American International Group Inc. (AIG) from 2015 until 2021, overseeing its (then) $350 billion portfolio and playing a crucial role in the company’s financial recovery. He co-founded First Principles Capital Management, an institutional fixed income asset manager, and served as its CEO prior to its acquisition by AIG. Prior to that, he was the President and COO of Zurich Capital Markets and held various leadership roles at J.P. Morgan Chase, including Global Head of Proprietary Trading and Co-Treasurer. Mr. Dachille brings to the Board extensive expertise in complex corporate transactions, corporate governance and capital management. Mr. Dachille also serves on the Boards of Directors of BridgeBio Pharma, Inc. (NASDAQ: BBIO) and PNC Financial Services Group, Inc. (NYSE: PNC).

Skills and Qualifications: Expertise and distinguished track record of success in the financial services industry and over 30 years’ experience in capital markets; balance sheet management; risk management, senior executive experience; insurance experience; experience as a director of other public companies.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2025-), Equitable America (2025-)

Francis A. Hondal, Independent Director

Director since: 2020 Age: 60 Committees: Compensation and Talent

Professional Experience: Ms. Hondal joined the Board in September 2020. Until December 31, 2022 she held the position of Executive Advisor and member of the management committee of Mastercard Inc., and previously served in a variety of senior leadership positions having first joined Mastercard in 2011, including as President, Loyalty and Engagement (2018 to 2022); Executive Vice President of Loyalty, Marketing and Digital Services (2017); Executive Vice President, Global Credit and Global Loyalty Solutions (2015 to 2017); and Group Executive, Global Products and Solutions, Latin America and Caribbean (2011 to 2015). Previously, she was the Founder of Increventi Corp., an international business development and marketing consultancy, and enjoyed a 17-year career at American Express where she held various senior level regional and global general management roles within Consumer Products, Insurance and Finance. She began her professional career at Barnett Bank of Florida, as a Corporate Banking Officer, specializing in business development across various industries. Ms. Hondal also serves on the Board of Directors of Bath & Body Works, Inc. (NYSE: BBWI) (f/k/a L Brands, Inc.).

Skills and Qualifications: Expertise in consumer financial products, customer experiences; finance, marketing, and international and general management; extensive senior leadership experience in the financial services industry.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2020-), Equitable America (2020-)

12	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

PROPOSAL 1: Election of Directors

Arlene Isaacs-Lowe, Independent Director

Director since: 2022 Age: 65 Committees: Audit Compensation and Talent Nominating and Corporate Governance

Professional Experience: Ms. Isaacs-Lowe has been a director since July 2022. She joined the Board after having spent almost four decades as a respected global leader in driving growth and profitability for major firms throughout the financial services sector. During her nearly 25-year career at Moody’s, Ms. Isaacs-Lowe most recently served as Special Advisor to the Executive Leadership Team (2021-2022), having previously served as Global Head of Corporate and Social Responsibility and as President of The Moody’s Foundation (2017-2021). She also led business development and client relationship management efforts for Moody’s Investors Service Commercial operations teams across Europe, the Middle East and Africa and for Moody’s Financial Institutions, Real Estate, Public, and Project and Infrastructure Finance franchises in the U.S. Prior to joining Moody’s, Ms. Isaacs-Lowe served as CFO of Equinox Realty Advisors, a boutique real estate investment advisory firm and was a portfolio manager for MetLife Realty Group.

Ms. Isaacs-Lowe brings to the Board her knowledge of investment management, capital markets and expertise in enterprise risk management, building multi-disciplinary teams and integrating environmental, social and governance strategies that drive long-term value. She also serves on the Boards of Directors of Xenia Hotels & Resorts, Inc. (NYSE: XHR) and Compass Group PLC (LSE: CPG).

Skills and Qualifications: Expertise as an audit committee financial expert. Extensive senior leadership experience in the financial services industry honed over a nearly 40-year career.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2022-), Equitable America (2022-)

Daniel G. Kaye, Independent Director

Director since: 2018 Age: 70 Committees: Audit (Chair) Nominating and Corporate Governance (Chair)

Professional Experience: Mr. Kaye has been a director since 2018. From 2013 to 2014, Mr. Kaye served as Interim Chief Financial Officer and Treasurer of HealthEast Care System (“HealthEast”). Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP (“Ernst & Young”) from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years primarily serving the financial services industry, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye also serves on the Board of Directors of CME Group, Inc. (NASDAQ: CME).

Skills and Qualifications: Certified Public Accountant and National Association of Corporate Directors (NACD) Board Leadership Fellow; expertise as an audit committee financial expert; extensive financial services and insurance industry experience; extensive knowledge and experience in accounting, auditing and financial matters developed through leadership roles at Ernst & Young and HealthEast and as a director of Holdings, and CME.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2015-), Equitable America (2015-), AllianceBernstein Corporation (2017-)

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	13

PROPOSAL 1: Election of Directors

Craig MacKay, Independent Director

Director since: 2022 Age: 62 Committees: Audit Finance and Risk

Professional Experience: Mr. MacKay has been a director since June 2022. His extensive experience in private finance and governance spans over three decades, including dozens of acquisition financings, leveraged recapitalizations and refinancings across a broad spectrum of industries including financial services, business services, retail and technology. Mr. MacKay is currently a Senior Advisor at England & Company LLC, an independent investment bank where he previously served as a Partner from 2012 until his retirement in 2022. Mr. MacKay previously headed the Private Finance and High Yield Capital Markets Origination Groups at SunTrust Robinson Humphrey. He was also the founder and managing member of HNY Associates, LLC, an investment banking boutique. Mr. MacKay began his professional experience at Bankers Trust Company and holds degrees from The Wharton School at The University of Pennsylvania (BS, MBA). Mr. MacKay also currently serves on the Board of Directors of Carver Bancorp, Inc. (NASDAQ: CARV), where he previously served as Interim President & CEO (from October 1, 2023 until November 1, 2024), and also serves as an independent Trustee of the Pioneer Funds, the U.S. funds managed by Amundi Asset Management US, Inc.

Skills and Qualifications: Expertise as an audit committee financial expert; extensive finance, investment, and management expertise; fintech/consumer, risk management, senior executive, corporate governance and talent development experience as well as experience as a director of other public reporting companies.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2022-), Equitable America (2022-)

Mark Pearson

Director since: 2011 Age: 66 Committees: Executive

Professional Experience: Mr. Pearson has been a director and served as our President and Chief Executive Officer since 2011. From 2008 to 2011, he was the President and CEO of AXA Japan Holding Co. Ltd. (“AXA Japan”). Mr. Pearson joined AXA in 1995 with the acquisition of National Mutual Holdings and was appointed Regional Chief Executive of AXA Asia Life in 2001. Before joining AXA, Mr. Pearson spent approximately 20 years in the insurance sector, assuming several senior manager positions at Hill Samuel, Schroders, National Mutual Holdings and Friends Provident. Mr. Pearson is a Fellow of the Chartered Association of Certified Accountants. Mr. Pearson also serves as CEO and a director of Equitable Financial and Equitable America and has been a director of AllianceBernstein Corporation since 2011.

Skills and Qualifications: Diverse financial services experience developed through service as an executive, including as President and CEO of Holdings and CEO of AXA Japan and other AXA affiliates; extensive global insurance industry experience.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2011-), Equitable America (2011-), AllianceBernstein Corporation (2011-)

14	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

PROPOSAL 1: Election of Directors

Bertram L. Scott, Independent Director
Director since: 2019 Age: 74 Committees: Compensation and Talent (Chair) Nominating and Corporate Governance

Professional Experience: Mr. Scott has been a director since 2019. Mr. Scott previously served as Senior Vice President of population health of Novant Health, Inc. from 2015 to 2019, and prior to that as President and Chief Executive Officer of Affinity Health Plan; as President, U.S. Commercial of CIGNA Corporation; as Executive Vice President, Chief Institutional Development and Sales Officer of TIAA-CREF; and as President and Chief Executive Officer of TIAA-CREF Life Insurance Company. Mr. Scott also serves as Lead Director of the Board of Directors of Becton, Dickinson and Company (NYSE: BDX), and also serves on the Boards of Directors of Lowe’s Companies, Inc. (NYSE: LOW) and Dollar Tree, Inc. (Nasdaq: DLTR).

Skills and Qualifications: Expertise as an audit committee financial expert and strong strategic and operational expertise acquired through the variety of executive roles, including insurance industry and financial services experience; experience as a director of public companies.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2012-18, 2019-), Equitable America (2019-)

George Stansfield, Independent Director
Director since: 2017 Age: 65 Committees: Compensation and Talent Nominating and Corporate Governance Finance and Risk

Professional Experience: Mr. Stansfield has been a director since 2017. Mr. Stansfield has been Deputy Chief Executive Officer (Directeur Général Adjoint) of AXA since 2017, and since 2016, he has been Group General Secretary and a member of AXA’s Management Committee. Previously, he served as AXA’s Head of Group Human Resources and Group General Counsel. Mr. Stansfield holds various directorships within AXA, including as Chairman of AXA France, Chair of the Supervisory Board of AXA Liabilities Managers (France) and GIE AXA (France), member of the Advisory Council of AXA Venture Partners (France) and director or Management Committee member of AXA ASIA (France) and AXA Life Insurance Co Ltd. (Japan).

Skills and Qualifications: Extensive experience and knowledge and key leadership skills developed through service as an executive, including experience as AXA’s Group General Secretary and Head of Group Human Resources and perspective as a member of AXA’s Management Committee.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2017-), Equitable America (2017-)

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	15

PROPOSAL 1: Election of Directors

Charles G.T. Stonehill, Independent Director
Director since: 2018 Age: 67 Committees: Executive Finance and Risk (Chair)

Professional Experience: Mr. Stonehill has been a director since 2018. Mr. Stonehill is currently Founding Partner of Green & Blue Advisors LLC, a position he has held since 2011. During his extensive financial services career, Mr. Stonehill has held senior leadership positions with Lazard Frères & Co., LLC, Credit Suisse First Boston, Morgan Stanley & Co. and JPMorgan. Mr. Stonehill previously served as a director of Julius Baer Group Ltd. and Bank Julius Baer & Co. Ltd. Mr. Stonehill also currently serves as a member of the Supervisory Board of Deutsche Börse AG (OTCMKTS: DBOEY).

Skills and Qualifications: Expertise and distinguished track record of success in the financial services industry and over 40 years’ experience in energy markets, investment banking and capital markets; experience as a director of other public companies.

Other Equitable Holdings

Franchise Directorships: Equitable Financial (2017-), Equitable America (2017-18, 2019-), AllianceBernstein Corporation (2019-)

16	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm (“independent auditor”) and annually evaluates the independent auditor’s qualifications, performance and independence.

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent auditor for the fiscal year ending December 31, 2025. PwC has served as the independent auditor for the Company since 1993. PwC’s background knowledge of the Company, combined with its industry expertise, has enabled it to carry out its audits of our financial statements and the effectiveness of our internal controls over financial reporting with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of PwC as our independent auditor is in the best interest of Holdings and its stockholders. In determining whether to reappoint PwC, the Audit Committee considered factors such as:

•	PwC’s independence and objectivity;

•	PwC’s and the lead engagement partner’s capability and expertise in handling the breadth and complexity of our operations;

•	PwC’s tenure as independent auditor for the Company and institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework;

•	historical and recent performance of PwC, including the extent and quality of communications with members of the Audit Committee;

•	the appropriateness of PwC’s fees for audit and non-audit services; and

•	the impact of a change in the independent auditor.

The Audit Committee is involved in the selection of PwC’s lead engagement partner and ensures that the lead partner’s engagement is limited to no more than five consecutive years of service (in accordance with SEC rules). The current lead engagement partner commencing with the start of the audit of the 2023 financial statements was selected in 2021 following a process which allowed for the consideration of multiple candidates. The lead engagement partner is eligible to serve in this capacity through the completion of the audit of the 2027 financial statements.

During 2024, management and the Audit Committee held discussions with PwC and two alternative accounting firms regarding their qualifications and service capabilities and the decision was made to retain PwC.

We request that our stockholders ratify the appointment of PwC as our independent auditor for fiscal year 2025. If the stockholders do not ratify such appointment, the Audit Committee will take note and may reconsider its retention of PwC. If such appointment is ratified, the Audit Committee will still have the discretion to replace PwC at any time during the year. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement. They will also be available to respond to questions from stockholders regarding their audit of our consolidated financial statements for fiscal year 2024.

The Board recommends that stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for fiscal year 2025.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	17

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Fees Paid to PricewaterhouseCoopers LLP

The following table sets forth the fees paid by the Company to PwC for professional services rendered for the fiscal year ended December 31, 2024. Audit amounts are presented on an accrual basis and cover services performed for the year under audit, regardless of the calendar year in which they were performed. All other fees are presented on an as incurred basis.

Fees (in Millions)	2024	2023
Audit Fees(1)	$18.7	$25
Audit-Related Fees(2)	$3.6	$7.7
Tax Fees(3)	$2.3	$3.8
All Other Fees(4)	$0.1	$0.1
Total	$24.7	$36.6

(1)

Audit Fees. Fees and related expenses billed for annual financial statement audits, and quarterly review services that are customary for the independent auditor to render an opinion. The amounts also include audit fees of $6.4 million and $7.9 million for 2024 and 2023, respectively, that were paid directly by AB to PwC.

(2)

Audit-Related Fees. Fees and related expenses billed for assurance and related services that are reasonably related to the audit or review of the Company’s financial statements and for other services that are traditionally performed by the independent auditor. These services include employee benefit plan audits, due diligence procedures, comfort letters and accounting advisory services. The amounts also include audit- related fees and related expenses of $2 million and $3.6 million for 2024 and 2023, respectively, that were paid directly by AB to PwC.

(3)

Tax Fees. Fees and related expenses billed for permitted tax services, including tax compliance, tax advice, and tax planning and preparation. The amounts also include tax fees of $1.8 million and $2.9 million for 2024 and 2023, respectively, which were paid directly by AB to PwC.

(4)	All Other Fees. Fees and related expenses billed for other permitted non-audit services.

Audit Committee Pre-Approval Policy

The charter of the Audit Committee requires its pre-approval of all audit and permitted non-audit services provided to the Company by the independent auditor to ensure that the provision of such services does not impair the auditor’s independence. Accordingly, the Audit Committee has adopted the Equitable Holdings, Inc. Audit Committee Pre-Approval of Independent Auditors Services Policy (the “Pre-Approval Policy”) which sets forth pre-approval procedures. Pursuant to the Pre-Approval Policy, the committee will pre-approve the annual audit services and may also pre-approve audit-related, tax and permissible non-audit services that it believes would not impair the independence of the auditor.

The Pre-Approval Policy delegates authority to the Audit Committee of the Board of Directors of AllianceBernstein, which consists entirely of independent directors and for which Director Stonehill serves as Chair, to pre-approve audit and non-audit services provided to AB. In addition, the Pre-Approval Policy delegates authority to the Audit Committee Chair to pre-approve audit and non-audit services provided to the Company where the amounts involved do not exceed $200,000. Each quarter, the specific details and related fees for the audit and non-audit service projects completed in the prior quarter and any pre-approval decisions made pursuant to delegated authority under the Pre-Approval Policy are reported to the Audit Committee.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee currently consists of three directors, each of whom are independent directors (Daniel G. Kaye, Arlene Isaacs-Lowe, and Craig MacKay).

The Board has determined that all three members of the Audit Committee have the requisite experience to be designated an audit committee financial expert as such term is defined under Item 407(d)(5) of Regulation S-K under the Securities Act and the applicable standards of the NYSE.

Management is responsible for the preparation and presentation of the Company’s financial statements and the reporting process, for its accounting policies and procedures, and for the establishment of effective internal controls and procedures.

18	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The primary duties of the Audit Committee are to (i) assist the Board in overseeing (a) the quality and integrity of our financial statements, (b) our systems of internal control over financial reporting, (c) the qualifications, independence and performance of our independent auditor, (d) our accounting, financial and external reporting policies and practices, (e) the performance of our internal audit function and (f) our compliance with legal and regulatory requirements, including without limitation any requirements promulgated by PCAOB and FASB; (ii) prepare the report of the Audit Committee required to be included in our annual proxy statement; and (iii) exercise an oversight function, as contemplated by the Implementation Guide of the National Association of Insurance Commissioners for the Annual Financial Reporting Model Regulation, over the statutory financial reporting (or other accepted financial reporting practice permitted by the applicable regulator) of certain insurance and captive reinsurance company subsidiaries.

The independent auditor is responsible for performing an independent audit of our financial statements and, as required, our internal control over financial reporting, in each case, in accordance with standards established by the PCAOB, and the independent auditor issues a report with respect to the audit. This report includes critical audit matters, which are audit matters that were communicated or required to be communicated to the Audit Committee that (i) relate to accounts or disclosures that are material to our financial statements and that (ii) involve especially challenging, subjective, or complex auditor judgment. The independent auditor must also express an opinion as to the conformity of our financial statements with generally accepted accounting principles and the effectiveness of our internal control over financial reporting. The independent auditor regularly affirms to the Audit Committee that it remains independent from the Company. The Audit Committee regularly meets with the independent auditor, both in general session and in executive session, to discuss our financial reporting processes, internal control over financial reporting, disclosure controls and procedures, required communications to the Audit Committee, the critical audit matters arising from the current period audit of the financial statements, fraud risks and any other matters that the Committee or the independent auditor deem appropriate.

More information on the Audit Committee and its responsibilities is included in the Audit Committee Charter available on our website at https://ir.equitableholdings.com.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited consolidated financial statements for fiscal year 2024 with each of management and the independent auditor. The Audit Committee and the independent auditor have also discussed the matters required to be discussed by them under the applicable rules of the PCAOB. Each year management and the Audit Committee undertake a formal evaluation of the independent auditor and meet with auditor to share ideas on improving the effectiveness and efficiency of the audit process. The Audit Committee also received from our independent auditor those written disclosures and letters required by the applicable rules of the PCAOB, as currently in effect, regarding the firm’s communications with the Audit Committee relating to independence, and it has discussed the independent auditor’s independence and qualifications with the independent auditor.

Based on the review and discussions described in this Audit Committee Report, the Audit Committee recommended to the Board that the audited financial statements for fiscal year 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Audit Committee

Daniel G. Kaye (Chair)

Arlene Isaacs-Lowe

Craig MacKay

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	19

PROPOSAL 3: Advisory Vote on Executive Compensation

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with a non-binding advisory vote on the compensation paid to our named executive officers. This advisory vote is also referred to as the “say-on-pay” advisory vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Details on our compensation approach are described in the Compensation Discussion and Analysis and the accompanying compensation tables and narrative discussion.

The Compensation and Talent Committee has implemented an executive compensation program that is intended to align the interests of our executive officers with those of our stockholders. A substantial majority of our named executive officers’ compensation is in the form of variable, at-risk compensation that requires us to achieve performance objectives that are intended to create long-term stockholder value. Furthermore, we align our executives’ interests with those of our stockholders by utilizing metrics in our short- and long-term incentive programs that are tied to performance outcomes that will enhance stockholder value.

We are asking stockholders to approve the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, is hereby APPROVED.

We believe it is important to understand the views of our stockholders with respect to how we compensate our named executive officers. Although this vote is advisory, the Compensation and Talent Committee intends to consider the results of the vote, as well as other relevant factors, as part of its ongoing oversight of our executive compensation program.

The Board recommends that stockholders vote FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

20	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Executive Compensation

EXECUTIVE COMPENSATION

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	21

Executive Compensation

2024 Performance Highlights

OUR BUSINESS

We are one of America’s leading financial services companies and our mission is to help our clients secure their financial well-being so they can pursue long and fulfilling lives. We have been steadfast in this purpose since our journey began as The Equitable Life Assurance Society over 165 years ago. In 2024, we reported financial results across six business segments: Individual Retirement, Group Retirement, Asset Management, Protection Solutions, Wealth Management and Legacy.

2024 PERFORMANCE

In 2024, we delivered solid operating performance across our business segments and continued to consistently return capital to stockholders through a period of economic uncertainty and volatile markets. 2024 financial highlights include:

•	Full year cash flow[3] of $1.5 billion, at the high end of the $1.4-1.5 billion guidance range.

•	Full year net income of $1.3 billion and Non-GAAP Operating Earnings[4] of $2.0 billion, up 19% from 2023.

•	Returned $1.3 billion to shareholders during the year, delivering on our 60-70% payout ratio target.

•	Strong organic growth momentum with $7.1 billion of Individual Retirement and Group Retirement net inflows, and $4.0 billion of Wealth Management advisory net inflows.

•

Asset Management delivered full year active net inflows of $4.3 billion, driven by positive flows in the Retail and Private Wealth channels, which offset Institutional net outflows. The Institutional pipeline remains strong and ended 2024 at $10.7 billion.

[3]	Cash flow or cash generation is net dividends and distributions to Equitable Holdings from its subsidiaries.
[4]	This is a Non-GAAP measure. More information on this measure and reconciliation to the most comparable U.S. GAAP measures can be found in Appendix A

22	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Executive Compensation

 Net Income of $1.3 billion and Non-GAAP Operating Earnings of $2.0 billion.

 Assets under management and administration (“AUM/A”) of $1,019 billion, up 10% year-over-year.

 Returned $1.3 billion to stockholders in the form of dividends and share repurchases for 2024.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	23

Executive Compensation

 Delivered positive net flows in our core businesses

•

Individual Retirement reported record full year net inflows of $7.2 billion and first year premiums increased 30% over the prior year. Sales grew at a double-digit rate for each of our product categories, including 26% growth for our industry leading Registered Index Linked Annuity (RILA) offering.

•

Group Retirement reported full year net outflows of $104 million, driven by outflows in the corporate channel. The tax-exempt channel, which includes Equitable’s industry leading K-12 educators offering, had net inflows of $77 million. We also had over $600 million of net inflows from BlackRock’s LifePath Paycheck offering.

•

Asset Management (AllianceBernstein) reported full year active net inflows of $4.3 billion, with positive organic growth in the Retail and Private Wealth channels partially offset by Institutional outflows.

•

Wealth Management reported full year advisory net inflows of $4.0 billion, and total assets under administration grew 16% to $100.6 billion. The total advisor count rose 4% to 4,600 and the number of dedicated wealth planners increased 10% to 825.

Important Note: This Proxy Statement includes certain non-GAAP financial measures which are used as performance measures in our incentive compensation programs, including Non-GAAP Operating Earnings. More information on these measures and a reconciliation of Non-GAAP Operating Earnings to the most comparable U.S. GAAP measure can be found in Appendix A.

24	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Executive Compensation

2024 Executive Compensation Highlights

The overriding goal of the EQH Compensation Program continues to be to attract, retain and motivate top-performing executives dedicated to our long-term financial and operational success.

Executive Summary

Limited changes to overall program design. Our compensation program consists of a carefully chosen mix of fixed and at-risk components intended to reward long-term value creation, ensure alignment with our long-term financial success and facilitate the attraction, motivation and retention of top talent, as shown under “Program Components.” The program ties the financial interests of our executive management with that of our shareholders and received a high level of support from shareholders (96.1%) in 2024. For the 2024 performance year, we added Non-GAAP Operating Earnings Per Share (“Non-GAAP EPS”) as a measure to Performance Shares under our Long-Term Incentive Compensation Program, as further described in this “Executive Summary” below.

Continued focus on pay for performance. The total direct compensation for participants in the EQH Compensation Program continued to align with our pay-for-performance culture in 2024. A substantial majority of a participant’s compensation is contingent on Company performance as well as an assessment of the participant’s overall contribution to that success. Total direct compensation consisted of a mix of fixed (base salary) and variable (annual cash incentive and equity-based awards) components as shown in “2024 Total Direct Compensation.”

No changes to our Short-Term Incentive Compensation Program (“STIC Program”). Our STIC Program drives short-term (one-year) rewards for participants in the EQH Compensation Program. The current program was established in 2018 and is reviewed on an annual basis to ensure the program design is effective and in line with current public company market standards. There were no changes to the STIC Program metrics or weightings for 2024, with Non-GAAP Operating Earnings, Cash Flow, Value of New Business (“VNB”) and Strategic Initiatives each bearing a metric weighting of 25%.

Continued balance of equity vehicles, with the addition of Non-GAAP EPS as a growth metric for Performance Shares and expansion of the Total Shareholder Return (“TSR”) peer group. As in prior years, 2024 annual equity grants consisted of time-based Restricted Stock Units (“RSUs”) (40%) and Performance Shares (60%); however, for 2024 Performance Share grants, we added a second performance metric, Non-GAAP EPS, with a 30% metric weighting, and reduced the relative TSR metric weighting to 30% (from 60% in 2023). We added Non-GAAP EPS as another metric for Performance Shares because we believe it is important for investors to see that management is focused on achieving the metrics communicated as most important to the market. We believe that coupling Non-GAAP EPS with TSR can be viewed as the input/output to value creation, with Non-GAAP EPS measuring profitability and capital management and TSR measuring total return to shareholders based on relative performance against a TSR peer group. For 2024 grants, we updated the TSR peer group to reflect the addition of one new peer company, Corebridge Financial, based on the similarity of our business operations, financial scope and strongly correlated stock price.

Continued focus on corporate governance. In 2024, we continued to follow good corporate governance practices for executive compensation matters, as shown in “Corporate Governance Practices.”

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	25

Executive Compensation

2024 Total Direct Compensation

The following charts reflect the pay mix for our CEO and the average pay mix for the other participants in the 2024 EQH Compensation Program.

CEO Compensation

Other MC Compensation

26	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Executive Compensation

Program Components

Component	Description	Purpose

Total Direct Compensation

Base Salary	Fixed compensation based on a variety of factors reflecting career experience, scope of responsibilities and individual performance	Fairly and competitively compensate executives for their positions and the scope of their responsibilities

Short-Term Incentive Compensation	Variable annual cash incentive award determined based on performance relative to corporate and individual goals	Focus executives on annual corporate and business unit goals that, when attained, drive our success

Equity-Based Awards	Variable awards consisting of equity grants subject to performance and time-based vesting requirements determined based on the importance of retention, market data and other factors	Reward shareholder value creation and ensure alignment with our long-term financial success

Other Compensation and Benefits

Retirement, Health and Welfare and other Plans and Programs	Retirement savings, financial protection and other compensation and benefits providing long-term financial support and security for employees	Attract and retain high caliber executives by offering programs to all employees that assist with long-term financial support and security

Termination Benefits

Severance Benefits	Temporary income payments and other benefits for certain terminations of employment	Provide competitive total compensation packages
Change-in-Control Benefits	Benefits in the event of a termination related to a change in control	Retain executives and incent efforts to maximize stockholder value during a change in control

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	27

Executive Compensation

Corporate Governance Practices

We are committed to reviewing our program each year to ensure that it reflects stockholder feedback and continues to comport with strong governance principles, incentivizes excellent performance and aligns executives’ financial interests with those of our stockholders.

What We Do	What We Don’t Do

✓ Link a substantial majority of executive pay to performance criteria

✓ Require executives and directors to meet stock ownership guidelines

✓ Require clawbacks for incentive awards, including for conduct that causes reputational harm

✓ Provide equity-based awards that are balanced between full value awards and performance-based awards

✓ Provide the majority of long-term incentive awards in Performance Shares

✓ Provide that all long-term incentive awards are granted and settled in equity

✓ Receive advice from an independent consultant

✓ Require a minimum vesting period of at least one year for annual equity-based awards to executives

✓ Use a balanced mix of performance metrics to mitigate risk

✗ Reprice underwater stock options without stockholder approval

✗ Allow executives and directors to hedge or pledge Company securities

✗ Provide dividends or dividend equivalents with respect to stock options

✗ Provide executives with excessive perquisites

✗ Provide multi-year guaranteed incentive awards

✗ Provide excise tax gross-ups upon change in control

✗ Provide “single trigger” vesting of change in control benefits

✗ Allow liberal share recycling under our active equity plan

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Executive Compensation

Compensation Discussion and Analysis

Our 2024 Named Executive Officers are:

Mark Pearson President and Chief Executive Officer	Robin M. Raju Chief Financial Officer	Jeffrey J. Hurd Chief Operating Officer	Nick Lane Head of Retirement, Wealth Management and Protection Solutions	Seth Bernstein Head of Asset Management

As President and Chief Executive Officer of Holdings, Mr. Pearson is responsible for the business strategy and operations of the Company. The other 2024 Named Executive Officers assist him in his oversight of the Company as members of the Holdings Management Committee (the “Management Committee”). In addition to their responsibilities as members of the Management Committee, Messrs. Raju, Hurd and Lane are responsible for day-to-day management of various functions for our retirement and protection businesses as executives of Equitable Financial and Equitable America while Mr. Bernstein is responsible for day-to-day management of our publicly traded asset management business as the Chief Executive Officer of AB.

Messrs. Pearson, Raju, Hurd and Lane participate in the EQH Compensation Program (collectively, the “EQH Program Participants”). Since AB has historically maintained its own plans and programs as a publicly traded company, Mr. Bernstein participates in AB’s executive compensation program rather than the EQH Compensation Program. Mr. Bernstein also received an equity grant under the EQH 2024 Equity Program in connection with his membership on the EQH Management Committee. AB Executive compensation is overseen by the AB Board and AB Compensation and Workplace Practices Committee as further described below.

EQH COMPENSATION PROGRAM

Compensation Philosophy

The overriding goal of the EQH Compensation Program is to attract, retain and motivate top-performing executives dedicated to our long-term financial and operational success. To achieve this goal, the program incorporates metrics to measure our success and fosters a pay-for-performance culture by:

•	providing total compensation opportunities competitive with the levels of total compensation available at the companies with which we most directly compete for talent;

•	making performance-based variable compensation the principal component of executive pay to ensure that the financial success of executives is based on corporate financial and operational success;

•

setting performance objectives and targets for variable compensation arrangements that provide individual executives with the opportunity to earn above-target compensation by achieving above-target results;

•

establishing equity-based arrangements that align executives’ financial interests with those of our stockholders by ensuring the executives have a material financial stake in Holdings’ common stock; and

•	structuring compensation packages and outcomes to foster internal equity.

Compensation Decision-Making Process

Roles and Responsibilities

The Compensation and Talent Committee is responsible for general oversight of our compensation programs and is further responsible for discharging the Board’s responsibilities relating to compensation of our executives including:

•	reviewing and approving corporate goals and objectives relevant to the compensation of the executives;

•	evaluating the executives’ performance in light of those goals and objectives and determining their compensation level based on this evaluation; and

•	reviewing and approving all compensation arrangements with executives.

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Executive Compensation

The Compensation and Talent Committee is supported in its work by the Chief Executive Officer, our Human Resources Department and Meridian Compensation Partners (“Meridian”), the Compensation and Talent Committee’s independent compensation consultant for 2024. Recognizing the importance of exercising diligence to review alternate compensation consultants on a periodic basis, the Compensation and Talent Committee undertook a Request for Information (“RFI”) for an independent compensation consultant in 2023 prior to selecting a compensation consultant for 2024 services. Based on the RFI conducted, Meridian was selected as the independent compensation consultant for 2024. Since our competitive compensation analysis for each EQH Program Participant was conducted in November 2023 for 2024 compensation purposes, Pay Governance, the compensation consultant previously retained by the Compensation and Talent Committee, provided the 2024 competitive compensation analysis, which was subsequently reviewed by Meridian in the beginning of 2024. Other than the Chief Executive Officer, no Named Executive Officer plays a decision-making role in determining the compensation of any other Named Executive Officer. Mr. Hurd plays an administrative role as described in the table below.

Roles and Responsibilities
Chief Executive Officer

As Chief Executive Officer of Holdings, Mr. Pearson assists the Compensation and Talent Committee in its review of executive compensation other than his own. Mr. Pearson provides the Compensation and Talent Committee with his assessment of executive performance relative to the corporate and individual goals and other expectations set for the executives. Based on these assessments, he then provides his recommendations for the executives’ total compensation and the appropriate goals for each in the upcoming year. However, the Compensation and Talent Committee is not bound by his recommendations.

Human Resources

Human Resources performs many of the organizational and administrative tasks that underlie the Compensation and Talent Committee’s review and determination process and makes presentations on various topics. As Chief Operating Officer, Mr. Hurd oversees this work.

Meridian

Meridian attended Compensation and Talent Committee meetings and assisted and advised the Compensation and Talent Committee in connection with its review of executive compensation policies and practices. In connection with the selection of Meridian as the independent compensation consultant for 2024, the Compensation and Talent Committee considered and confirmed Meridian’s independence pursuant to the NYSE listing standards. Meridian does not perform any work for management.

Compensation Peer Group

We view a well-constructed peer group as a key part of a sound benchmarking process, but only a starting point since judgment is critical during both the benchmarking and compensation decision-making processes. Accordingly, the Compensation and Talent Committee used compensation data from the Compensation Peer Group listed below to help inform – but not determine – decisions related to the 2024 base salaries and targets of the EQH Program Participants.

Compensation Peer Group
Ameriprise Financial, Inc. Brighthouse Financial, Inc. Corebridge Financial Jackson Financial Lincoln National Corporation Manulife Financial Corporation	Principal Financial Group, Inc. Prudential Financial, Inc. Sun Life Financial, Inc. Unum Group Voya Financial, Inc.

The Compensation Peer Group was originally established based on objective factors such as industry, geography and assets, management’s view of our competitors for talent and business and a review of the peer groups used by others in our sector. The Compensation and Talent Committee reviews the Compensation Peer Group in September of each year. During its September 2023 review, the Compensation and Talent Committee decided to remove Allstate from the group due to the sale of its life insurance business, and to add Corebridge Financial and Jackson Financial based on industry and financial scope relevance.

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Executive Compensation

Competitive Compensation Analysis

In November 2023, our independent compensation consultant at the time, Pay Governance, presented the Compensation and Talent Committee with a competitive compensation analysis for each of the EQH Program Participants, which analysis was subsequently reviewed by Meridian in early 2024 (the “Independent Compensation Analysis”). The Independent Compensation Analysis was undertaken in accordance with our target pay philosophy:

Target Pay Philosophy

To provide competitive compensation opportunities by setting total target direct compensation for executive positions within a competitive range of the market median for total compensation with respect to the pay for comparable positions at our peer companies, taking into account certain individual factors such as the specific characteristics and responsibilities of a particular executive’s position as compared to similarly situated executives at our peer companies.

Consistent with our target pay philosophy, the base salaries, annual cash incentive awards and equity-based awards of our executives are generally targeted at the median with respect to those of comparable positions at our peers, unless individual factors require otherwise. For example, an executive’s experience and tenure may warrant a lower initial amount with an adjustment to the median over time, while another executive’s targets may be higher than median in recognition of more extensive experience in role. Base salaries and cash incentive and equity-based award targets are reviewed each year.

The Independent Compensation Analysis focused on the components of direct compensation.

•

For the President and Chief Executive Officer position, our independent compensation consultant used competitive reference point data for assessing Chief Executive Officer compensation, analyzing data from the EQH compensation peer group that was approved by the Compensation and Talent Committee and comprises life and financial services companies with median assets similar to that of EQH.

•

For the Chief Financial Officer position, the analysis included a review of a market reference point in addition to the review of the Compensation Peer Group to provide a broad perspective of the market and ensure a more comprehensive view of practices both within and outside our more direct comparators. The market reference point included a broader group of diverse financial services companies with assets of $50 billion or more and was used when reviewing compensation for his position since the likely talent market is broader than the life insurance sector.

•

The Chief Operating Officer position was not benchmarked due to the unique nature of Mr. Hurd’s job responsibilities, combined with the fact that his responsibilities did not align with standard benchmarks available. Rather, Mr. Hurd’s compensation was reviewed from an internal equity standpoint.

•

For the Head of Retirement, Wealth Management and Protection Solutions, our independent compensation consultant used competitive compensation information from an expanded peer set comprised of a broader group of publicly traded life companies.

The Independent Compensation Analysis measured and compared actual pay levels not only on a total direct compensation basis but also by component to review and compare specific compensation elements as well as the particular mix of fixed versus variable, short-term versus long-term and cash versus equity-based compensation at the peer companies.

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Executive Compensation

Compensation Components

The EQH Compensation Program includes the following key components:

Total Direct Compensation
Base Salary

What is it?

Fixed compensation for services.

What is the purpose of it?

For executives, base salary is intended to provide a fair level of fixed compensation based on the position held, competitive market data, the executive’s career experience, the scope of the position’s responsibilities and the executive’s own performance.

Short-Term Incentive Compensation

What is it?

Variable annual cash incentive awards determined based on performance relative to corporate and individual goals.

What is the purpose of it?

Short-term incentive compensation is intended to:

• align cash incentive awards with corporate financial results and strategic objectives and reward executives based on corporate and individual performance;

• enhance the performance assessment process with a focus on accountability;

• differentiate compensation based on individual performance; and

• provide competitive total annual compensation opportunities.

Equity-Based Awards

What is it?

Incentive awards consisting of equity vehicles subject to multi-year vesting requirements based on performance requirements and continued service.

What is the purpose of it?

Equity-based awards are intended to:

• align long-term interests of award recipients with those of stockholders;

• provide competitive total compensation opportunities; and

• ensure focus on achievement of long-term strategic business objectives.

Other Compensation and Benefits
Retirement, Health and other Plans and Programs

What is it?

A comprehensive program offering retirement savings, financial protection and other compensation and benefits.

What is the purpose of it?

Our compensation and benefits program is intended to attract and retain high caliber executives and other employees by offering programs that assist with their long-term financial support and security.

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Executive Compensation

Termination Benefits
Severance Benefits

What is it?

Temporary income payments and other benefits provided for involuntary terminations of employment.

What is the purpose of it?

Severance benefits are intended to treat employees fairly at termination and provide competitive total compensation packages.

Change-in-Control Benefits

What is it?

Benefits in the event of a termination related to a change-in-control.

What is the purpose of it?

Change-in-control benefits are intended to retain executives and incent efforts to maximize stockholder value during a change in control.

Compensation Arrangements

Mr. Pearson is the only EQH Program Participant with an employment agreement. Under the terms of the agreement, Mr. Pearson’s employment will continue until terminated by Mr. Pearson or the Company on 30 days’ prior written notice.

Base Salary

None of the EQH Program Participants other than Mr. Pearson is entitled to a minimum rate of base salary. Under Mr. Pearson’s employment agreement, he is entitled to a minimum rate of base salary of $1,225,000 per year, except that his rate of base salary may be decreased in the case of across-the-board salary reductions similarly affecting all Equitable Financial officers who are members of the Management Committee.

The Compensation and Talent Committee reviewed the base salaries of the EQH Program Participants in February 2024, taking into consideration the Independent Compensation Analysis and input from management. Based on the foregoing, no adjustments were made to the base salaries of EQH Program Participants for 2024. The following table shows the annual rate of base salary of the EQH Program Participants:

EQH Program Participant	2024 Annual Rate of Base Salary
Mr. Pearson	$1,252,000
Mr. Raju	$850,000
Mr. Hurd	$900,000
Mr. Lane	$900,000

The base salaries earned by the EQH Program Participants in 2024, 2023 and 2022 are reported in the “Summary Compensation Table” included below.

Short-Term Incentive Compensation

Variable cash incentive awards are generally available for the EQH Program Participants under the Equitable Holdings, Inc. Short-Term Incentive Compensation Plan (the “STIC Plan”). The STIC Plan is an ongoing “umbrella” plan that allows the Compensation and Talent Committee or Board to establish annual programs setting forth performance goals and other terms and conditions applicable to cash incentive awards for employees (each, a “STIC Program”).

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	33

Executive Compensation

All EQH Program Participants were eligible for awards under the 2024 STIC Program. The amount of an EQH Program Participant’s individual award under the 2024 STIC Program was determined by multiplying their 2024 STIC Program award target (the “STIC Target”) by a funding percentage (the “Final Funding Percentage”) and by their “Individual Assessment Percentage” as further described below. The calculation is as follows, subject to a maximum award of 200% of an executive’s STIC Target:

2024 STIC Target X Final Funding Percentage X Individual Assessment Percentage = 2024 STIC Program Award

This section describes each element of the award calculation.

STIC Targets

The Compensation and Talent Committee reviewed the STIC Targets of the EQH Program Participants in February 2024, taking into consideration the Independent Compensation Analysis and input from management, and made adjustments to the targets for both Messrs. Raju and Lane to ensure they remained competitive with market rates. The following table shows the 2024 STIC Targets of the EQH Program Participants: :

EQH Program Participant	STIC Target
Mr. Pearson	$3,148,000
Mr. Raju	$1,300,000
Mr. Hurd	$1,500,000
Mr. Lane	$1,400,000

We generally do not provide guaranteed annual incentive awards for any executives, except for certain limited guarantees for new hires. No EQH Program Participants were guaranteed a cash incentive award under the 2024 STIC Program.

Final Funding Percentage

Performance Objectives

A preliminary funding percentage (the “Initial Funding Percentage”) for each STIC Program is determined by measuring corporate performance with respect to certain financial and other performance objectives reflecting our key performance indicators. Several key performance objectives are chosen to incent performance across a range of activities and balance different types of metrics.

Based on its review of the 2023 STIC Program in February 2024, the Compensation and Talent Committee elected to retain the four performance objectives (i.e., non-GAAP Operating Earnings, VNB, Cash Flow and Strategic Initiatives), as well as to retain the same overall relative weightings for the 2024 STIC Program. Recognizing that the performance objectives and their weightings for each STIC Program are determined based on our strategy and focus at the time of the program’s design, performance objectives and their weightings may vary in future years as different metrics become more relevant.

The 2024 STIC Program performance objectives and their relative weightings were as follows:

•	Non-GAAP Operating Earnings – 25%

•	VNB – 25%

•	Cash Flow – 25%

•	Strategic Initiatives – 25%

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Executive Compensation

Non-GAAP Operating Earnings
What is it?

Non-GAAP Operating Earnings is an after-tax financial measure used to evaluate our financial performance that is determined by making certain adjustments to our after-tax net income (loss) attributable to Holdings. Specifically, it excludes items that can be distortive or unpredictable from the results of operations and focuses on corporate performance with respect to ongoing operations. Accordingly, it is used as the basis for management’s decision-making.

Non-GAAP Operating Earnings is a financial measure that is not computed in accordance with U.S. GAAP. Please see Appendix A for a more complete description of the calculation of Non-GAAP Operating Earnings.

Why do we use it?	Non-GAAP Operating Earnings was chosen as a performance objective for the 2024 STIC Program due to our belief that it is the strongest indicator of corporate performance for a year.
Value of New Business
What is it?

The VNB performance objective:

• represents the present value of economic profits from new business under the Company’s economic model;

• is a key pricing metric established during the product approval process and monitors actual versus expected economic returns;

• is a key component of franchise value (i.e., the value of future potential new business) and is part of the Company’s economic value and economic coverage ratio; and

• is measured in terms of absolute value (i.e., dollars or present value economic profit) and relative value by measuring VNB margin (i.e., absolute value as a percentage of certain new business annual premium equivalent).

Management has the ability to manage VNB through active management of certain new business sales and pricing.

Why do we use it?	VNB was chosen as a performance objective for the 2024 STIC Program due to our belief that it is a strong indicator of economic value creation of certain new business sold over the course of a year.
Cash Flow
What is it?	Cash Flow is net annual dividends and distributions to Equitable Holdings from its subsidiaries less annual Holding Company expenses.
Why do we use it?

Cash Flow was chosen as a performance objective for the 2024 STIC Program to ensure management is held accountable for the metrics communicated to investors and the market as most important to the Company. It is linked to longer-term sustainable earnings growth.

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Executive Compensation

Strategic Initiatives
What is it?

The Strategic Initiatives performance objective measured corporate performance with respect to specific 2024 goals set for certain initiatives required to ensure Holdings’ continued success, including:

• Deliver meaningful value for our stakeholders including our people, clients and communities;

• Demonstrate meaningful improvements on building new commercial growth engines to grow franchise value;

• Set the strategy and show meaningful progress on Efficiency Moonshot to support business growth; and

• Set the strategy and show meaningful progress on our capital optimization initiative to support investor commitments.

Why do we use it?	The Strategic Initiatives were chosen as a performance objective for the 2024 STIC Program to ensure employees’ focus on the critical activities required to ensure our future success.

Calculation of Initial Funding Percentage

The Initial Funding Percentage was determined based on corporate performance with respect to targets approved by the Compensation and Talent Committee for each performance objective. For Non-GAAP Operating Earnings, VNB, and Cash Flow, the targets were numerical. For each Strategic Initiative, the target was set as the accomplishment of the 2024 goal for that initiative. Once set, the targets for each performance objective are not permitted to change during the course of the year except for exceptional circumstances as determined by the Compensation and Talent Committee.

Performance at target for a performance objective results in a contribution to the Initial Funding Percentage equal to that performance objective’s weighting. Accordingly, performance at target for all of the performance objectives would result in an Initial Funding Percentage of 100%. Performance below target for a performance objective results in a decreased contribution to the Initial Funding Percentage down to a minimum of 0%. Performance above target for a performance objective results in an increased contribution to the Initial Funding Percentage up to a maximum of twice the performance objective’s weighting. Accordingly, the Initial Funding Percentage could range from 0% to 200%.

The Non-GAAP Operating Earnings, VNB and Cash Flow performance objectives were also assigned threshold and maximum achievement levels that were approved by the Compensation and Talent Committee. The threshold and maximum goals for the Non-GAAP Operating Earnings, VNB and Cash Flow performance objectives were set at +/- 25% of target. Performance at the maximum or higher for a performance objective results in that performance objective’s maximum contribution to the Initial Funding Percentage. Performance below threshold results in no contribution to the Initial Funding Percentage by the performance objective.

The Strategic Initiatives’ performance objective was not assigned specific thresholds or maximums. Rather, its contribution to the Initial Funding Percentage (which could range from 0% to 50% as described above) was determined by a qualitative assessment of performance, supported by indicators and considering a holistic assessment of business performance over the past year, subject to approval by the Compensation and Talent Committee.

The Initial Funding Percentage of the annual incentive was 160% of target (i.e., Non-GAAP Operating Earnings (28%) + VNB (50%) + Cash Flow (50%) + Strategic Initiatives (32%)). The following table presents the target and actual results for each of the performance objectives, along with their thresholds, maximums, relative weightings and ultimate contribution to the Initial Funding Percentage. All amounts listed for thresholds, maximums, target and actual results are in millions of U.S. dollars.

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Executive Compensation

VNB for 2024 STIC Program purposes was $757 million, $24 million less than 2024 reported VNB of $781 million. The STIC Program framework provides the ability to make adjustments, including to eliminate the impact of non-recurring events or actuarial assumption updates related to Legacy business lines. The downward adjustment of $24 million is related to a margin assumption update for our Group Retirement Business.

Performance Objective	Threshold ($m)	Target	Maximum	Weight	Actual Results	Contribution to Initial Funding Percentage
Non-GAAP Operating Earnings	1,463	1,950	2,438	25%	2,007	28%
VNB	438	584	730	25%	757	50%
Cash Flow	900	1,200	1,500	25%	1,500	50%
Strategic Initiatives	N/A	Goals exceeded	N/A	25%	130%	32%

Total						160%

Note:

For results in between the threshold and target and target and maximum, the contribution to the Initial Funding Percentage is determined by linear interpolation. Actual VNB results used for 2024 STIC Program purposes excludes VNB from certain newer businesses.

The Compensation and Talent Committee determined that the Strategic Initiatives performance objective’s contribution to the Initial Funding Percentage would be 130%, with some goals being evaluated as above target. Key performance objective results included:

•

Delivered meaningful value for our stakeholders, as evidenced by strong employee engagement scores that outpace the finance and insurance benchmarks, the completion of our first public Principles for Responsible Investing report, the commitment of c. $390 million towards impact investments in support of our goal to commit up to $1 billion towards impact investments by year-end 2025, and ratings improvements in 2024 across all four ESG ratings agencies (MSCI, Sustainalytics, S&P and ISS), with a “AA” rating from MSCI, positioning us as a leader in our peer group.

•

Robust business growth momentum with record full year net inflows of $7.1 billion in our Core Retirement businesses and $4 billion in Wealth Management, along with c. $600 million initial in-plan annuity inflows from Blackrock. In addition, we announced a new in-plan annuity partnership with J.P. Morgan Asset Management, building on our momentum as a leader in the growing in-plan annuity market.

•

Our Efficiency Moonshot strategy was formalized with the launch of a new framework for budgeting and corporate investments, increasing the speed and transparency of our decision-making process and resulting in the achievement of $100 million of run-rate expense savings in 2024.

•

Significant progress was made on our capital optimization initiative, including the establishment of our Bermuda reinsurance subsidiary to support consistent cash flows and optionality, our investment in RGA’s Ruby Re sidecar vehicle to provide access to third-party capital and the close of the Bernstein Research Services (BRS) joint venture transaction, along with enhancements to our hedging strategy and financial reporting framework.

Determination of Final Funding Percentage

Once the Initial Funding Percentage was calculated as described above, it was reviewed by the Compensation and Talent Committee which had responsibility for determining the Final Funding Percentage. In making its determination, the Compensation and Talent Committee had discretion to increase the Initial Funding Percentage by up to twenty percentage points and unlimited discretion to decrease the percentage based on any relevant circumstances determined by the Committee, provided that it could not increase the Initial Funding Percentage above the maximum of 200%.

The 2024 STIC Program target for Cash Flow was $1,200 million. Subsequent to the establishment of this target, the Company’s regulators approved a $300 million extraordinary dividend. Final Cash Flow results for 2024 were

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Executive Compensation

$1,500 million, inclusive of this special dividend. Management recommended, and the Compensation and Talent Committee agreed, to exclude $200 million of this special dividend from the final assessment of performance against the Cash Flow target, resulting in a reduction of 18 points for the Cash Flow metric score, leading to a Final Funding Percentage of 142%.

Individual Assessment Percentage and Approval of Awards

An EQH Program Participant’s Individual Assessment Percentage is based on his individual performance and demonstrated leadership behaviors and can range from 0% to 130%. The Compensation and Talent Committee reviewed the 2024 performance of each EQH Program Participant as well as Mr. Pearson’s recommendations for each EQH Program Participant’s Individual Assessment Percentage (other than for himself) and 2024 STIC Program award. Based on its assessment of each EQH Program Participant’s performance, the Compensation and Talent Committee approved the amount of the 2024 STIC Program awards for each EQH Program Participant.

In making its recommendations, the Compensation and Talent Committee took into account the factors that it deemed relevant, including the following accomplishments achieved in 2024 by the EQH Program Participants.

Mr. Pearson

Accomplishments

Strong business performance and on track against Investor Day targets, including:

• Delivered $2 billion of Non-GAAP Operating Earnings, or $5.93 per share, up 29% year over year on a per share basis.

• Reached milestone of over $1 trillion of assets under management and administration.

• Growth momentum across the businesses with net inflows of $7.1 billion in Retirement, $4.0 billion in Wealth Management and AB active net inflow of $4.3 billion.

• Achieved $100 million of run-rate expense reductions through year-end, on track to deliver $150 million target by 2027.

• Realized over $80 million of incremental net investment income through year-end, ahead of plan to achieve $110 million by 2027.

Maintained balance sheet strength and consistent capital return, including:

• $1.5 billion of cash generation, at upper end of the $1.4-1.5 billion guidance on track for $2 billion by 2027.

• Returned $1.3 billion of capital to shareholders resulting in a 66% payout ratio, in line with 60-70% target.

• Combined National Association of Insurance Commissioners (“NAIC”) RBC ratio of c.425%, above 375-400% guidance.

Enhanced governance profile and company culture including:

• Improved our ESG rating agency scores for all four agencies including MSCI, Sustainalytics, S&P and ISS.

• Earned Gold status from the American Heart Association for workplace well-being programs, improving our score over last year and 13% higher than the average company score.

• Improved our corporate engagement index score, exceeding last year’s score and industry benchmark

2024 STIC Program Award	$4,470,160 (142% of target)

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Executive Compensation

Mr. Raju

Accomplishments

Provided leadership and direction for Finance-related activities including:

• Achieved $2.0 billion Non-GAAP Operating Earnings or $5.93 per share, exceeded $1 trillion AUM/A, $550 million of capital invested in new business delivering 15% IRRs, and record $775 million value of new business with full year net inflows of $7.1 billion in Retirement and $4.0 billion in Wealth Management.

• Delivered Cash Flow to Holdings of $1.5 billion, at the high end of our 2024 guidance, and over 50% of cash generation came from our asset and wealth management businesses. Holdings returned $1.3 billion of capital to shareholders, equating to a 66% payout ratio, consistent with our 60-70% target range.

• Maintained a strong combined NAIC RBC ratio of c.425%, above the 375-400% target range, and ended 2024 with $1.8 billion of cash and liquid assets at Holdings. Hedging effectiveness ratio remained above 95%.

Executed strategies to enhance financial reporting framework, de-risk the balance sheet, unlock economic value, seed future growth, and generate additional income:

• On track for our 2023 Investor Day targets to grow Non-GAAP EPS 12-15% by 2027 and increase cash generation to $2 billion at a faster rate than peers.

• Established Equitable Financial Bermuda Re, providing optionality and stability of future cash flows.

• Completed innovative refinancing transaction that extended the effective maturity of its existing pre-capitalized trust securities into longer-dated securities that can be relied on for contingent capital going forward.

• Achieved $80 million of incremental General Account net investment income, on track to reach $110 million target by 2027.

• Delivered $100 million run-rate expense saves as of year-end and on track to complete $150 million target by 2027.

Continued to build meaningful synergies with AB, including:

• Advanced enterprise growth initiatives, deploying $12 billion of capital to support AB’s higher multiple private markets platform, which grew to $70 billion of AUM.

• Made $100 million investment in RGA’s sidecar vehicle, Ruby Re, with the goal of generating an attractive return on invested capital.

Delivered value for our stakeholders, including:

• Committed c.$390 million towards impact investments, such as in renewable energy and energy efficiency projects. These investments are in support of our new goal to commit up to $1 billion towards impact investments by the end of 2025.

• Completed first public Principles for Responsible Investing report.

• Integrated material ESG factors into investment process for c.$80 billion of our $114.5 billion General Account assets, enhancing our investment portfolio.

• Served as an executive sponsor to CORE (Career, Outlook, Resources, Engage), a talent development program.

2024 STIC Program Award	$2,215,200 (170% of target)

Mr. Raju’s 2024 STIC Program Award was 170% of target, representing a Final Funding Percentage of 142% and an Individual Assessment Percentage of 120%, based principally on his oversight of our capital optimization efforts, resulting in cash generation of $1.5 billion and a payout ratio of 66%.

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Executive Compensation

Mr. Hurd

Accomplishments

Delivered strategic projects that supported growth, enhanced security, modernized our technology infrastructure and improved the efficiency of our organization, including the significant evolution of our Generative AI program.

Launched major initiative in 1Q 2024 to significantly reset our expense base and reallocate savings to our highest return opportunities, which includes a new and sustainable efficiency budgeting process, increased speed and transparency in corporate investment decisions, increased investment rigor leveraging digital tools and business cases that capture both financial benefits and improvements to client, and advisor and employee experience while also improving our risk profile. Achieved $100 million of run-rate expense reductions through year-end, on track to deliver $150 million target by 2027.

Made significant progress on our strategy to deliver meaningful value to our stakeholders, including:

• Continued to cultivate an environment that attracts and retains top talent, fosters productivity and allows our people to develop personally and professionally, including:

• Completed Equitable’s transformation to New Ways of Working (NWOW), investing more than 60,000 hours in training on agile methodologies. Evolved NWOW approach with a new area of focus, process reengineering, and added growth and ownership as new tenants to adaptive leadership.

• Matured our holistic Wellness program, increasing our American Heart Association (AHA) for workplace well-being score by 13%. Highlights of our 2024 initiatives include hosting our first onsite health and financial wellness fairs and providing energy and resilience management training to more than 1,800 employees.

• Strong employee engagement as measured by our culture survey, with an engagement index score at 83%, exceeding last year’s score at 81% and outpacing the finance and insurance benchmark.

• Successfully completed construction and relocation to our new headquarters at 1345 Avenue of the Americas, finishing on time and within budget, marking the completion of the Reimagining the Workplace program which resulted in $30 million annual run rate savings and enhanced employee experience.

• Supported nearly 9,500 students in their pursuit of higher education and supported more than 4,500 educators with professional development and well-being programs.

• Evolved Equitable Excellence Scholarship® program to ensure scholarships reach students in need. In 2024, 63% of Equitable Excellence Scholarship® recipients were first-generation college students (a 7.5% increase from 2023), with 98% of Equitable’s 2024 scholarship recipients returning for their sophomore year, compared to the industry average of 76%.

• Improved ESG rating scores for all four agencies (MSCI, Sustainalytics, S&P and ISS), with an MSCI score of “AA” positioning us as a leader in our peer set. Additionally, for the first time, our ISS score has reached a best in-class rating, as defined by ISS for our industry.

2024 STIC Program Award	$2,556,000 (170% of target)

Mr. Hurd’s 2024 STIC Program Award was 170% of target, representing a Final Funding Percentage of 142% and an Individual Assessment Percentage of 120%, based principally on his leadership on several enterprise-wide initiatives, including significantly advancing stakeholder value, advancement of holistic wellness strategy, and establishing a new expense management framework.

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Executive Compensation

Mr. Lane

Accomplishments

Delivered record value and volume in Core Retirement businesses (Individual Retirement, Group Retirement and Protection Solutions), including:

• $7.1 billion in total Retirement net flows, up 33% vs. 2023.

• Delivered $570 million in VNB, a 24% increase year-over-year.

• Total Retirement premiums up c.30% vs. 2023, including record sales in Individual Retirement of $18.6 billion, up 30% vs. 2023.

Drove strong results in Wealth Management business in its first full year as a standalone segment, including:

• Record $4 billion in advisory net flows, up 34% vs. 2023.

• Surpassed milestone of $100 billion in AUA, finishing the year up 16% vs. 2023.

• Increased total number of Wealth Planners to 825, a 10% increase vs. 2023.

• Increased total Equitable Advisors headcount by 4% year-over-year and increased total advisor productivity by 10% year-over-year.

Achieved solid results and continued momentum in emerging Employee Benefits and Institutional businesses, including:

• Institutional: $600 million in net flows, including flows from BlackRock’s LifePath Paycheck; Launched in the Health Savings Account (“HSA”) market with market leading partner in the HSA space, expecting flows in 2025.

• Employee Benefits: Strong top-line growth with Gross Written Premium up 18% vs. 2023, and 900k lives covered, up 13% year-over-year; Continued pricing strategy execution with renewals retention improved by 8ppts (4ppts higher than 2023).

Executed on enterprise strategy to optimize capital; drove commercial innovation to build on competitive differentiation and drive sustainable value, including:

• Led the Life business transformation: Improved the return on allocated capital by narrowing Life products and channels to those where the business is most competitive, substantially reducing capital consumption and expenses while substantially improving profitability.

• Drove commercial innovation: Built capabilities to launch new products and enter new markets in 2025: Multi-Year Guaranteed Annuities (“MYGAs”) for Equitable Advisors, Pooled Employer Plan (“PEP”) market in Group Retirement, and HSA market in Institutional.

• Scaling advice model: Over 600 advisors completed the Colombia Credentialed Holistic Coach program, and in 2024 launched Wealth Planner Academy with over 150 advisors participating. Total Wealth Planner headcount reached 825, a 10% increase year-over-year.

Strengthened the talent of the organization, with new leadership in Group Retirement and Life. Continued to improve the teams’ leadership skills and drive strong culture scores above the industry average.

2024 STIC Program Award	$2,186,800 (156% of target)

Mr. Lane’s 2024 STIC Program Award was 156% of target, representing a Final Funding Percentage of 142% and an Individual Assessment Percentage of 110%, based principally on his role in driving sales and new business in 2024, as well as his leadership in transforming our Life business and driving commercial innovation.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	41

Executive Compensation

The annual cash incentive awards and bonuses earned by the EQH Program Participants in 2024, 2023 and 2022 are reported in the “Summary Compensation Table” included below.

Equity-Based Awards

In 2024, the Compensation and Talent Committee granted equity-based awards to the EQH Program Participants under the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (the “2019 Equity Plan”). The 2019 Equity Plan is an umbrella plan that allows the Compensation and Talent Committee to approve the grant of equity-based awards under annual programs with varying terms and conditions. On March 17, 2025, the Compensation and Talent Committee of the Board approved and adopted an amendment and restatement to the 2019 Equity Plan. For a more detailed description of the amendment and restatement of the 2019 Equity Plan, see Proposal 5 of this Proxy Statement.

The Compensation and Talent Committee approves annual grants of equity-based awards at its regularly scheduled February meeting. Equity-based awards may also be granted from time to time as part of a sign-on package or retention vehicle. The Compensation and Talent Committee has not delegated any authority to management to grant equity-based awards.

This section describes:

•	annual equity-based awards that were granted to the EQH Program Participants in 2024 by the Compensation and Talent Committee; and

•	2022 equity-based award results.

2024 Annual Equity-Based Awards

Each year, the Compensation and Talent Committee approves an equity-based award program for the EQH Program Participants (an “Equity Program”). In February 2024, the Compensation and Talent Committee reviewed the equity vehicles granted under the 2019 Equity Program and their related terms and conditions and elected to keep them largely the same for the 2024 Equity Program, except that Performance Shares were split equally between relative TSR and the newly added Non-GAAP EPS metric, each with a 30% weighting.

Equity Vehicles

The equity-based awards granted under the 2024 Equity Program consisted of a mix of “full value” restricted stock units and Performance Shares. All vehicles contain vesting requirements related to service and the Performance Shares also require the satisfaction of certain performance criteria related to corporate performance to obtain a payout. This mix of equity vehicles was chosen to ensure alignment with corporate performance while facilitating the ability to retain, motivate and reward the executives in the event of changes in the business environment or cycle.

42	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Executive Compensation

The dollar value of the awards to each EQH Program Participant was approved by the Compensation and Talent Committee. This dollar value was then allocated between the different equity vehicles. Performance Shares received the highest allocation in accordance with our pay-for-performance culture. All individual equity grants were approved by the Compensation and Talent Committee at its regularly scheduled meeting on February 13, 2024, with a grant date of February 14, 2024. The following table provides an overview of the different equity vehicles.

Vehicle	Description	Type	Payout Requirements	Allocation Percentage

EQH RSUs	Restricted stock units that will be settled in shares of Holdings’ common stock.	Full Value	Service	40%

EQH TSR Performance Shares	Performance Shares that will be settled in shares of Holdings’ common stock.	Full Value	Service and Satisfaction of Relative TSR Performance Criteria	30%
EQH Non-GAAP EPS Performance Shares	Performance Shares that will be settled in shares of Holdings’ common stock.	Full Value	Service and Satisfaction of Non-GAAP EPS Performance Criteria	30%

EQH RSUs. EQH RSUs have a vesting schedule of three years, with one-third of the grant vesting on each of February 28, 2025, February 28, 2026, and February 28, 2027. EQH RSUs receive dividend equivalents with the same vesting schedule as their related units. The value of EQH RSUs will increase or decrease depending on the price of Holdings’ common stock.

EQH Performance Shares. EQH Performance Shares cliff vest after three years on February 28, 2027. EQH Performance Shares receive dividend equivalents subject to the same vesting schedule and performance conditions as their related shares and were granted unearned. Two types of EQH Performance Shares were granted in 2024:

•	TSR Performance Shares. EQH Performance Shares that may be earned based on Holdings’ total stockholder return relative to its performance peer group (“Relative TSR”); and

•	Non-GAAP EPS Performance Shares. EQH Performance Shares that may be earned based on Holdings’ growth in Non-GAAP Operating Earnings Per Share (“Non-GAAP EPS”).

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Executive Compensation

Relative TSR and Non-GAAP EPS were chosen as the performance metrics for the EQH Performance Shares because they are important to our stockholders and represent the degree to which we create value for investors relative to peers, and reflect performance not captured in our STIC Program. The use of relative TSR as a performance metric ensures that TSR outperformance versus peers is rewarded with above-target payouts, while TSR underperformance versus peers is reflected with potential below-target (or no) payouts. The addition of Non-GAAP EPS as a performance metric ensures that management is focused on achieving the metrics communicated as most important to the market and, together with relative TSR, can be viewed as the input/output to value creation for stockholders.

Relative TSR

What is it?	Relative TSR compares the total amount a company returns to investors during a designated period, including both share price appreciation and dividends, to such amounts returned by the company’s peers.

Why do we use it?	Relative TSR was selected as a performance metric to ensure that payouts are aligned with the experience of Holdings’ stockholders and to create incentives to outperform peers.

Non-GAAP EPS

What is it?	Non-GAAP EPS will be measured using Non-GAAP Common Operating Earnings less preferred stock dividends divided by diluted common shares outstanding. The Compensation and Talent Committee views Non-GAAP EPS as an important financial measure of profitability.

Why do we use it?	Non-GAAP EPS growth of 12-15% has been communicated to the market as a key financial goal through 2027. It was selected as a performance metric to ensure management is focused on achieving the metrics communicated as most important to the market.

TSR Performance Shares. The number of TSR Performance Shares that are earned will be determined at the end of a performance period (January 1, 2024 – December 31, 2026) by multiplying the number of unearned TSR Performance Shares by the “TSR Performance Factor.” The TSR Performance Factor will be determined as follows:

If Relative TSR for the TSR Performance Period is	The TSR Performance Factor will equal
87.5th percentile or greater (maximum)	200%
50th percentile (target)	100%
30th percentile (threshold)	25%
Below 30th percentile	0%

Note:	For results in between the threshold and target and target and maximum amounts, the TSR Performance Factor will be determined by linear interpolation.

The Compensation and Talent Committee reviewed the peer group used for determining Relative TSR (the “TSR Peer Group”) under the 2024 TSR Performance Share grants with Meridian and determined to add one new company, Corebridge Financial, to the TSR Peer Group based on its close correlation to EQH in terms of stock price fluctuation and in order to ensure that the TSR Peer Group size remains sufficiently robust. The 2024 TSR Peer Group includes:

2024 TSR Peer Group
Ameriprise Financial, Inc. Brighthouse Financial, Inc. Corebridge Financial CNO Financial Group, Inc. Globe Life Inc. Jackson Financial, Inc. Lincoln National Corporation	Manulife Financial Corporation MetLife, Inc. Principal Financial Group, Inc. Prudential Financial, Inc. Sun Life Financial, Inc. Unum Group Voya Financial, Inc.

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Executive Compensation

Non-GAAP EPS Performance Shares. The number of Non-GAAP EPS Performance Shares that are earned will be determined at the end of a performance period (January 1, 2024 – December 31, 2026) by multiplying the number of unearned Non-GAAP EPS Performance Shares granted by the “Final Non-GAAP EPS Performance Factor.” The Final Non-GAAP EPS Performance Factor will be determined by averaging the “Non-GAAP EPS Performance Factor” for each of the three calendar years in the Non-GAAP EPS Performance Period. Specifically, the Company will be assigned target, maximum and threshold amounts for Non-GAAP EPS for each of 2024, 2025 and 2026 that will determine the Non-GAAP EPS Performance Factor for the applicable year as follows:

If Non-GAAP EPS for the Non-GAAP EPS Performance Period is	The Non-GAAP EPS Performance Factor will equal
Maximum amount (or greater)	200%
Target amount	100%
Threshold amount	25%
Below threshold	0%

Note:	For results in between the threshold and target and target and maximum amounts, the Non-GAAP EPS Performance Factor will be determined by linear interpolation.

Equity Targets

The Compensation and Talent Committee reviewed the Equity Targets of the EQH Program Participants in February 2024, taking into consideration the Independent Compensation Analysis and input from management. Based on the Independent Compensation Analysis and/or recommendations by the Compensation and Talent Committee, adjustments were made to the Equity Targets for Messrs. Pearson, Raju and Lane to better align with equity compensation levels of our peer companies. The following table shows the Equity Targets of the EQH Program Participants for 2024:

EQH Program Participant	2024 Equity Target
Mr. Pearson	$11,600,000
Mr. Raju	$2,650,000
Mr. Hurd	$2,350,000
Mr. Lane	$2,700,000

We do not provide guaranteed equity-based awards for any employees, except for certain limited guarantees for new hires. No EQH Program Participant was guaranteed an award under the 2024 Equity Program.

Award Amounts

Each EQH Program Participant received an award under the 2024 Equity Program. The Compensation and Talent Committee determined the U.S. dollar value of each award based on the EQH Program Participants’ Equity Targets, its review of each executive’s potential future contributions, its consideration of the importance of retaining the executive in their current position and its review of the Independent Compensation Analysis.

The amounts granted to the EQH Program Participants were as follows:

EQH Program Participant	Total U.S. Dollar Value of Award
Mr. Pearson	$11,600,000
Mr. Raju	$2,650,000
Mr. Hurd[5]	$2,500,000
Mr. Lane	$2,700,000

[5]	Mr. Hurd received a discretionary increase in his 2024 Equity Program award grant of $150,000.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	45

Executive Compensation

The amounts granted were determined as follows:

To determine the amount of:	Percentage of the total award value was divided by:

EQH RSUs	40% of the total award value was divided by the fair market value of Holdings’ common stock on grant date

TSR Performance Shares	30% of the total award value was divided by a fair value determined using a Monte Carlo valuation
Non-GAAP EPS Performance Shares	30% of the total award value was divided by the fair market value of Holdings’ common stock on grant date

Termination of Employment and Restrictive Covenants

Generally, if an EQH Program Participant terminates employment, his equity-based awards will be forfeited with certain exceptions in the case of involuntary termination without cause on or after the first anniversary of the grant date and termination due to death or disability. Also, in the event that an EQH Program Participant who satisfies the Rule of 65 (i.e., (i) age plus years of service equals at least 65; (ii) is at least 55 years old; and (iii) has at least five years of service) terminates employment on or after the first anniversary of the grant date of an equity-based award, that particular equity-based award will continue to vest, subject to any applicable performance criteria.

In the event that an EQH Program Participant who retains all or a portion of his equity-based award following termination of employment violates certain non-competition and non-solicitation covenants contained in his award agreement, any remaining portion of his award at the time of violation will be immediately forfeited. Also, any portion of his award that vested after termination, and any shares or cash issued upon exercise or settlement of that vested portion, will be immediately forfeited or paid to the Company together with all gains earned or accrued. Lastly, a clawback provision in the 2024 equity-based awards provides for the clawback of any shares or cash issued upon exercise or settlement of an award that vested within a 12-month period prior to his termination date, if he was found to be in violation of the non-solicitation (i.e., of employees and customers) provision in his award agreement.

Detailed information on the 2024 Equity Program awards for each of the EQH Program Participants is reported in the “2024 Grants of Plan-Based Awards Table” included below

2022 EQH Equity-Based Award Results

In February 2025, participants in the EQH Compensation Program received payouts with respect to TSR Performance Shares granted in February 2022 for the three-year performance period ended December 31, 2024.

The performance factor for the TSR Performance Shares was 145.6%, calculated as follows:

Relative TSR	TSR Performance Factor	Actual Results for Peer Group
87.5th percentile or greater (maximum)	200%	+94.5%
50th percentile (target)	100%	+29.2%
30th percentile (threshold)	25%	+21.7%

The Company’s TSR for the performance period of 57.8% fell between the 50th and 87.5th percentile for the peer group and the corresponding performance factor was 145.6%

46	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

Executive Compensation

Other Compensation and Benefit Programs

Benefit Plans

All Equitable Financial employees, including the EQH Program Participants, are offered a benefits program that includes health and disability coverage, life insurance and various deferred compensation and retirement benefits. In addition, certain benefit programs are offered for executives that are not available to non-executive employees. The overall program is periodically reviewed to ensure that the benefits it provides continue to serve business objectives and remain cost-effective and competitive with the programs offered by large diversified financial services companies.

Qualified Retirement Plans

Why do we offer them?	We believe that qualified retirement plans encourage long-term service and provide a meaningful vehicle to save for retirement.
What plans are offered?

The Equitable 401(k) Plan (the “401(k) Plan”)

The 401(k) Plan is a tax-qualified defined contribution plan offered for eligible employees who may contribute to the 401(k) Plan on a before-tax, after-tax or Roth 401(k) basis (or any combination of the foregoing) up to tax law and plan limits. The 401(k) Plan also provides for matching contributions and employer contributions as follows:

• the matching contribution for a calendar year is 5% so that participants’ voluntary deferrals under the plan of up to 5% of their annual eligible compensation will be matched dollar-for-dollar by the Company; and

• the employer contribution for a calendar year is 4% of eligible compensation up to the qualified plan compensation limit ($345,000 in 2024).

All of the EQH Program Participants were eligible to participate in the 401(k) Plan in 2024.

The Equitable Retirement Plan (the “Retirement Plan”)

The Retirement Plan is a tax-qualified defined benefit plan that was previously offered to eligible employees. Prior to its freeze in December 2013, the Retirement Plan provided a cash balance benefit. Mr. Pearson, Mr. Raju and Mr. Lane participate in the Retirement Plan.

In October 2024, the Company announced that effective January 1, 2025 the employer contribution under the 401(k) Plan would cease, and instead, the Retirement Plan would be re-opened and EQH Program Participants would receive a pay credit equal to 4% of eligible compensation up to the qualified plan compensation limit and interest credits under a cash balance formula. The matching contribution under the 401(k) Plan will continue to be provided.

Financial Protection Plans

Why do we offer them?	We believe that health, life insurance, disability and other financial protection plans are basic benefits that should be provided to all employees.
What plans are offered?

The Equitable Executive Survivor Benefits Plan (the “ESB Plan”)

In addition to our generally available financial protection plans, certain grandfathered employees (including Messrs. Pearson, Hurd and Lane), participate in the ESB Plan which offers benefits to a participant’s family in the case of their death. Eligible employees may choose up to four levels of coverage and the form of benefit to be paid at each level. Each level provides a benefit equal to one times the participant’s eligible compensation and offers different coverage choices. Generally, the participant can choose between a life insurance death benefit and a deferred compensation benefit payable upon death at each level. The ESB Plan was closed to new participants on January 1, 2019.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	47

Executive Compensation

For additional information on 401(k) Plan benefits for the Named Executive Officers see the “Summary Compensation Table” included below. For additional information on Retirement Plan, Excess Plan and ESB Plan benefits for the EQH Program Participants, see the “Pension Benefits Table” included below.

Perquisites

EQH Program Participants receive only de minimis perquisites.

Pursuant to his employment agreement, Mr. Pearson is entitled to unlimited personal use of a car and driver, financial planning and excess liability insurance coverage.

The incremental costs of perquisites for the EQH Program Participants during 2024 are included in the column entitled “All Other Compensation” in the “Summary Compensation Table” included below.

Termination Benefits

Severance Benefits

We provide severance benefits to treat employees fairly at termination and provide competitive total compensation packages. Our severance benefits are summarized below.

Plan	Benefits

The Equitable Severance Benefit Plan (the “Severance Plan”)

The Severance Plan provides temporary income and other severance benefits to all eligible employees following certain involuntary terminations of employment. Temporary income payments are generally based on length of service or base salary. Payments are capped at the lesser of 52 weeks of base salary and $300,000. To obtain benefits under the Severance Plan, participants must execute a general release and waiver of claims against the Company.

The Equitable Supplemental Severance Plan for Executives (the “Supplemental Severance Plan”)

The Supplemental Severance Plan provides additional severance benefits for the EQH Program Participants other than Mr. Pearson. The Supplemental Severance Plan requires a participant’s general release and waiver of claims to include provisions regarding non-competition and non-solicitation of employees and customers for twelve months following termination of employment.

Mr. Pearson’s Employment Agreement

Mr. Pearson waived the right to receive any benefits under the Severance Plan or the Supplemental Severance Plan. Rather, his employment agreement provides that, if his employment is involuntarily terminated other than for cause or death, or Mr. Pearson resigns for “good reason,” Mr. Pearson will be entitled to certain severance benefits, including cash severance pay equal to two times the sum of his salary and short-term incentive compensation (based on the greatest of: (i) his most recent STIC Program award, (ii) his STIC Target and (iii) the average of his three most recent STIC Program awards) and a pro-rated target STIC Program award for the year of termination. The severance benefits are contingent upon Mr. Pearson releasing all claims against the Company and his entitlement to severance pay will be discontinued if he provides services for a competitor.

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Executive Compensation

Change in Control Benefits

Change-in-control benefits are intended to retain executives and incent efforts to maximize stockholder value during a change in control. Our change-in-control benefits are summarized below.

Plan	Benefits

The Supplemental Severance Plan

In the event of a job elimination or voluntary termination for good reason within twelve months after a change in control of Holdings, the EQH Program Participants, other than Mr. Pearson, are eligible to receive two times the sum of their base salary and short-term incentive compensation.

2019 Equity Plan

Generally, in the event of a change in control of Holdings, equity awards granted under the 2019 Equity Plan that are not assumed or replaced with substitute awards having the same or better terms or conditions would fully vest and be cancelled for the same per share payment made to the stockholders in the change in control (less, in the case of options, the applicable exercise price).

For additional information on severance and change in control benefits for the EQH Program Participants as of December 31, 2024, see “Potential Payments Upon Termination or Change in Control” below.

MR. BERNSTEIN’S COMPENSATION

Compensation Philosophy

AB structures its executive compensation practices to help the firm realize its long-term growth strategy (the “Growth Strategy”), which includes firm-wide initiatives to:

•	deliver superior investment solutions to AB’s clients;

•	develop high-quality differentiated services; and

•	maintain strong incremental margins.

AB is also focused on ensuring that its compensation practices are competitive with those of industry peers and within the geographies AB operates in, and provide sufficient potential for wealth creation for its executives and employees generally, which it believes will enable it to meet the following key compensation goals:

•	motivate and retain highly-qualified executive talent;

•	reward current year performance;

•	incentivize future contribution;

•	recognize distinct outstanding individual performance that foster AB’s primary objective of helping its clients reach their financial goals; and

•	align its executives’ long-term interests with those of its Unitholders and clients.

AB continued to use performance scorecards for senior leaders and executives in 2024, including Mr. Bernstein, which fosters the development and maintenance of a broad leadership mindset with priorities that are aligned with AB’s firm-wide goal of long-term value creation for all stakeholders. The scorecard for each executive reflects the Growth Strategy and includes actual results relative to target metrics across the following measures:

•	financial performance, including peer results, adjusted operating margin[6], adjusted net revenue growth and operating efficiency targets;

•	investment performance, by delivering competitive returns across services and time periods;

[6]

AB’s adjusted operating margin is a non-GAAP financial measure used by AB’s management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used by the Company.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement	49

Executive Compensation

•

strategic, aligned with AB’s strategy of delivering core investment solutions, while developing high-quality differentiated services, in faster-growing geographies, responsibly, in partnership with the Company;

•	organizational, including organizational effectiveness and efficiency, leadership impact, succession planning, developing talent, innovating and automating, and real estate utilization; and

•	cultural, including purpose, employee engagement, diversity, retention and safety.

The performance scorecards support management and the AB Compensation and Workplace Practices Committee in assessing Mr. Bernstein’s performance relative to business, operational and cultural goals established at the beginning of the year and reviewed in the context of AB’s current year financial performance.

Compensation Decision-Making Process

In 2024, AB management engaged McLagan Partners (“McLagan”) to provide competitive compensation benchmarking data for Mr. Bernstein (“2024 Benchmarking Data”). The 2024 Benchmarking Data summarized 2023 compensation levels and 2024 salaries at selected asset management companies comparable to AB in terms of size and business mix (“Comparable Companies”) that were chosen by AB management with input from McLagan. The 2024 Benchmarking Data provided ranges of compensation levels at the Comparable Companies for positions similar to Mr. Bernstein’s, including base salary and total compensation.

Comparable Companies
Barings Columbia Threadneedle Franklin Templeton Investments Goldman Sachs Asset Management Invesco Janus Henderson Investors Loomis, Sayles & Company MFS Investment Management	Morgan Stanley Investment Management Neuberger Berman Group Nuveen Investments Pacific Investment Management Prudential Global Investment Management Schroder Investment Management T. Rowe Price

The 2024 Benchmarking Data indicated that the total compensation paid to Mr. Bernstein in 2024 fell within the ranges of total compensation paid to those in similar positions at the Comparable Companies.

The AB Compensation and Workplace Practices Committee considered the 2024 Benchmarking Data in concluding that Mr. Bernstein’s 2024 compensation was appropriate and reasonable.

Compensation Components

Under his employment agreement with AB (the “Bernstein Employment Agreement”), Mr. Bernstein serves as the President and Chief Executive Officer of AB for an initial term that commenced on May 1, 2017 and ended on May 1, 2020, provided that the term automatically extended for one additional year on May 1, 2020 and will continue to automatically extend on each anniversary thereafter (beginning May 1, 2021), unless the Bernstein Employment Agreement is terminated in accordance with its terms.

Base Salary

Under the Bernstein Employment Agreement, Mr. Bernstein is entitled to a minimum base salary of $500,000 that is reviewed each year by the AB Compensation and Workplace Practices Committee. The AB Compensation and Workplace Practices Committee has not made any adjustments to Mr. Bernstein’s base salary, consistent with AB’s policy to keep executive base salaries low in relation to their total compensation.

Annual Short-Term Incentive Compensation Award (Cash Bonus)

A 2024 variable cash incentive award was available for Mr. Bernstein under AB’s 2024 Incentive Compensation Program (the “2024 AB STIC Program”). Mr. Bernstein’s annual award is not correlated with any specific targets for AB

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Executive Compensation

performance but primarily is a function of AB’s financial performance and progress in advancing its Growth Strategy during the year, as well as the AB Compensation and Workplace Practices Committee’s assessment of Mr. Bernstein’s individual performance.

Adjusted Compensation Ratio

For the 2024 AB STIC Program, the AB Compensation and Workplace Practices Committee approved the use of the “Adjusted Compensation Ratio” as the metric to consider in determining the total amount of incentive compensation paid to all of AB’s employees, including Mr. Bernstein.7 The Adjusted Compensation Ratio is the ratio of “adjusted employee compensation and benefits expense” to “adjusted net revenues.”

•

Adjusted employee compensation and benefits expense is AB’s total employee compensation and benefits expense minus other employment costs such as recruitment, training, temporary help and meals, and excludes the impact of mark-to-market vesting expense, as well as dividends and interest expense, associated with employee long-term incentive compensation-related investments. AB also adjusts for certain performance-based fees passed through to their investment professionals.

•	Adjusted net revenues is a financial measure that is not computed in accordance with U.S. GAAP and makes certain adjustments to net revenues.[8] Specifically, adjusted net revenues:

•	excludes investment gains and losses and dividends and interest on employee long-term incentive compensation-related investments;

•	offsets distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues;

•	excludes additional pass-through expenses incurred (primarily through AB’s transfer agent) that are reimbursed and recorded as fees in revenues;

•

eliminates the revenues of consolidated AB-sponsored investment funds but includes AB’s fees from such funds and AB’s investment gains and losses on its investments in such funds that were eliminated in consolidation; and

•	adjusts for certain acquisition-related pass-through performance-based fees and certain other performance-based fees passed through to AB’s investment professionals.

The AB Compensation and Workplace Practices Committee has approved a 50% limit for the Adjusted Compensation Ratio, except in unexpected or unusual circumstances. For 2024, the Adjusted Compensation Ratio was 47.9%.

Mr. Bernstein’s Award

In accordance with the terms of the Bernstein Employment Agreement, Mr. Bernstein’s short-term incentive compensation target for 2024 was $3,000,000, subject to review and increase from time to time by the AB Compensation and Workplace Practices Committee in its sole discretion. Based on its subjective determination of Mr. Bernstein’s performance, the AB Compensation and Workplace Practices Committee approved an award of $5,425,000 for Mr. Bernstein under the 2024 AB STIC Program.

In making its determination, the AB Compensation and Workplace Practices Committee considered the progress AB made in advancing its Growth Strategy, Mr. Bernstein’s performance in light of the target metrics included in his performance scorecard and Mr. Bernstein’s individual achievements during 2024.

[7]

AB’s Adjusted Compensation Ratio is also used when determining the total amount of long-term incentive compensation under AB’s Incentive Compensation Award Program (or ICAP) paid to all AB employees, including Mr. Bernstein.

[8]

Adjusted net revenues is a non-GAAP financial measure used by AB’s management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used by the Company.

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Executive Compensation

Mr. Bernstein’s specific accomplishments during 2024 are summarized in the table below.

Mr. Bernstein
Accomplishments

Drove financial and investment performance by, among other things:

• Maintaining flows in difficult fundraising environment, with two of AB’s three distribution channels experiencing organic growth year-over-year

• Adjusted Earnings Per Unit[9] of $3.25 increased 21% versus 2023 and adjusted operating margin increased 410 bps to 32.3%

Executed on multiple strategic initiatives, including:

• Closed Bernstein Research Services joint ventures with Societe Generale and enhanced longer-term financial flexibility for AB to invest in core businesses of investment and wealth management

• Capitalized on strategic investments and deepened market share for key products

• Oversaw the growth of ETF and SMA platforms; ETF business expanded to 17 funds and over $5 billion in AUM, while SMAs generated $6 billion in net flows. Gained share and built track record in Europe via newly acquired Global & European Growth Equities Team which has reached over $713 million in AUM

• Created insurance vertical to capitalize on momentum and grow AB’s brand in the insurance space. Hired Geoff Cornell as AB’s first Chief Investment Officer of Insurance. Oversaw $100 million commitment to Reinsurance Group of America’s (RGA) sidecar, Ruby Re, gaining access to investment management agreements with RGA for $1 billion of private market AUM

• After receiving Fund Management Company license in December of 2023, launched AB’s first onshore fund in China. Appointed Dengpan Luo as Chief Executive Officer and laid plans to hire a Chief Investment Officer of FMC to drive growth and flows in 2025

• Committed to growth of Private Alternatives platform. Raised over $8 billion in gross sales and made progress in retail distribution through the launch of the Credit Opportunities Fund and AB Lend. Navigated AB CarVal business through challenging markets and finalization of the contingent earnout. Laid groundwork for further integration of AB CarVal and broader private alternatives platform

Enhanced AB executive leadership team and organization, including:

• Led a successful transition of New York midtown office to state-of-the-art building in Hudson Yards

• Bolstered strength of executive leadership team through the appointment of Chris Hogbin as Global Head of Investments

• Invested in Pune office, expanded headcount to include over 500 roles across corporate, client group, and investment functions. Established local leadership and cultivated strong culture with high engagement

[9]

AB’s Adjusted Earnings Per Unit is a non-GAAP financial measure used by AB’s management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings.

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Executive Compensation

Equity-Based Awards

Under the Bernstein Employment Agreement, Mr. Bernstein is eligible to receive annual equity-based awards in accordance with AB’s compensation practices and policies generally applicable to the firm’s executive officers as in effect from time to time. The target value for Mr. Bernstein’s annual equity-based awards is $3,500,000, subject to review and determination by the AB Compensation and Workplace Practices Committee in its sole discretion from time to time. The AB Compensation and Workplace Practices Committee approved an equity-based award to Mr. Bernstein with a grant date fair value equal to $5,075,000 and three-year pro-rata vesting during its regular meeting held in November 2024 (the “2024 SB Award”).

The 2024 SB Award is denominated in restricted AB Holding Units to align Mr. Bernstein’s long-term interests directly with the interests of AB Unitholders and indirectly with the interests of our stockholders and AB clients, as strong performance for AB clients generally contributes directly to increases in AB’s assets under management and improvements in our financial performance.

The AB Holding Units underlying the 2024 SB Award are restricted and are not permitted to be transferred by Mr. Bernstein. Quarterly cash distributions on vested and unvested restricted AB Holding Units in respect of the 2024 SB Award will be delivered to Mr. Bernstein when cash distributions generally are paid to all Unitholders.

If Mr. Bernstein resigns or is terminated without cause prior to the vesting date, he will be eligible to continue to vest in the 2024 SB Award, subject to compliance with the restrictive covenants set forth in the applicable award agreement, including restrictions on competition and solicitation of employees and clients. The 2024 SB Award will immediately vest upon a termination due to death or disability. AB is permitted to clawback the unvested portion of an award if Mr. Bernstein fails to adhere to risk management policies.

Other Compensation and Benefits

Under the Bernstein Employment Agreement, Mr. Bernstein is eligible to participate in all benefit plans available to AB executive officers and, for his safety and accessibility, a company car and driver for business and personal use and cybersecurity protection services contracted through a third party.

Mr. Bernstein participates in the Profit Sharing Plan for Employees of AB (as amended and restated as of January 1, 2015, and as further amended as of January 1, 2017, again as of April 1, 2018, and again as of June 28, 2022, the “Profit Sharing Plan”), a tax-qualified defined contribution retirement plan. The AB Compensation and Workplace Practices Committee determines the amount of company contributions (both the level of annual matching by the firm of an employee’s pre-tax salary deferral contributions and any annual company profit sharing contribution).

With respect to 2024, the AB Compensation and Workplace Practices Committee determined that employee deferral contributions would be matched on a dollar-for-dollar basis up to 5% of eligible compensation and that there would be no profit-sharing contribution.

AB also pays the premiums associated with a life insurance policy purchased on behalf of Mr. Bernstein and a stipend to cover the cost of a mobile phone.

Termination Benefits

The Bernstein Employment Agreement provides for certain severance and change in control benefits as described below. In April 2017, the AB Board, AXA and Holdings determined that these provisions were reasonable and appropriate because they were necessary to recruit and retain Mr. Bernstein and provide Mr. Bernstein with effective incentives for future performance. They further concluded that the provisions fit within AB’s overall compensation objectives because they:

•	permitted AB to recruit and retain a highly-qualified Chief Executive Officer;

•	aligned Mr. Bernstein’s long-term interests with those of AB’s Unitholders, our stockholders and clients;

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•	were consistent with AXA’s, Holdings’ and the AB Board’s expectations with respect to the manner in which AB and AB Holding would be operated during Mr. Bernstein’s tenure; and

•

were consistent with the AB Board’s expectations that Mr. Bernstein would not be terminated without cause and that no steps would be taken that would provide him with the ability to terminate the agreement for good reason.

Severance Benefits

The Bernstein Employment Agreement provides that, if Mr. Bernstein’s employment is terminated without “cause” or he resigns for “good reason,” and he signs and does not revoke a waiver and release of claims, he will receive the following severance benefits:

•	if Mr. Bernstein resigns for “good reason,” a cash payment equal to the sum of (a) his current base salary and (b) his bonus opportunity amount;

•

if Mr. Bernstein’s employment is terminated by the company other than for “cause,” or due to his death or disability, a cash payment equal to 1.5 multiplied by the sum of (a) his current base salary and (b) his bonus opportunity amount;

•	a pro-rata bonus based on actual performance for the fiscal year in which the termination occurs;

•	monthly payments equal to the cost of COBRA coverage for the COBRA coverage period; and

•	following the COBRA coverage period, access to participation in AB’s medical plans as in effect from time to time at Mr. Bernstein’s (or his spouse’s) sole expense.

Change in Control Benefits

The Bernstein Employment Agreement provides that, if Mr. Bernstein’s employment is terminated without “cause” or he resigns for “good reason” during the 12 months following a “change in control” in AB, and he signs and does not revoke a waiver and release of claims, he will receive the same severance benefits as described above, except that his cash payment will be equal to two times the sum of (a) his current base salary and (b) his bonus opportunity amount.

In the event any payments made to Mr. Bernstein upon a change in control of AB constitute “golden parachute payments” within the meaning of Section 280G of the Internal Revenue Code and would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, such payments will be reduced to the maximum amount that does not result in the imposition of such excise tax, but only if such reduction results in Mr. Bernstein receiving a higher net-after tax amount than he would receive absent such reduction.

For purposes of the Bernstein Employment Agreement, a change in control is defined as, among other things, Holdings and its majority-owned subsidiaries ceasing to control the election of a majority of the AB Board.

For additional information on severance and change in control benefits for Mr. Bernstein as of December 31, 2023, see “Potential Payments Upon Termination or Change in Control” below.

Restrictive Covenants

Under the Bernstein Employment Agreement, following his termination of employment for any reason, Mr. Bernstein is subject to covenants with respect to non-competition for six months and non-solicitation of customers and employees for twelve months following termination.

2024 Equity Program Award

In addition to his compensation under AB’s executive compensation program, Holdings granted to Mr. Bernstein, in connection with his membership on the EQH Management Committee, a total equity award of $1,000,000 under the 2024 Equity Program, which was comprised of the following:

•	an EQH RSU award with a grant date fair value of $400,000;

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•	an EQH Non-GAAP EPS Performance Share award with a grant date fair value of $300,000, which can be earned subject to EQH’s growth in Non-GAAP Operating Earnings Non-GAAP EPS; and

•	an EQH TSR Performance Share award with a grant date fair value of $3 00,00 0, which can be earned subject to EQH’s TSR relative to its peer group.
COMPENSATION-RELATED POLICIES
Clawback and Forfeiture Policy
We amended our Clawback and Forfeiture Policy effective October 2, 2023 to comply with the requirements under the final SEC clawback rules (issued on October 26, 2022) and the New York Stock Exchange listing standards. Our Clawback and Forfeiture Policy, as revised, provides that:

•
if we are required to prepare an accounting restatement of our financial results due to material noncompliance with any financial reporting requirements under the securities laws, without regard to whether any misconduct occurred or an executive officer’s responsibility for the erroneous financial statements, we will claw back any incentive compensation paid to any executive officer (current or former) during the three years before the accounting restatement that is in excess of what would have been paid based on the restated financial information;

•
if we are required to prepare an accounting restatement of our financial results due to material noncompliance with any financial reporting requirement under the securities laws caused by the fraud, misconduct or gross negligence of a current or former executive officer, we will use reasonable efforts to recover any incentive compensation paid to the executive officer that would not have been paid if the financial results had been properly reported; and

•
if a current or former executive officer commits fraudulent or other wrongful conduct that causes us business, financial or reputational harm, we may seek recovery of performance-based compensation with respect to the period of misconduct.

For this purpose, an “executive officer” includes any officer of Holdings for purposes of Section 16 of the Exchange Act. Currently, this includes certain members of the Management Committee and the Chief Accounting Officer.
Stock Ownership Guidelines and Retention Requirements
The following stock ownership guidelines apply to members of the Management Committee:

Executive	Requirement
Chief Executive Officer	6 x base salary
Other Management Committee Members	3 x base salary
For purposes of determining whether the guidelines are met, the following are taken into account:

•	Holdings common stock;

•	Unvested restricted Holdings stock units; and

•	For MC members employed by AB, AB Holding Units and unvested restricted AB Holding units.
The executives are required to retain 75% of any such equity (after the payment of withholding taxes) received as compensation unless the applicable requirement is met.
Hedging and Pledging
Holdings believes that, when an individual who owns Company securities engages in certain forms of hedging or monetization transactions, he or she may no longer have the same objectives as other holders of the Company

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securities. Accordingly, all Company employees and directors are prohibited from engaging in hedging or similar transactions with respect to Company securities that would allow them to continue to own the securities without the full risks and rewards of ownership. This includes transactions such as zero-cost
collars and forward sale contracts that could allow them to lock in much of the value of their holdings in exchange for all or part of the potential for upside appreciation in the securities.
Company employees and directors are further prohibited from pledging Company securities as collateral for a loan (whether in a margin account or otherwise).
Rule
10b5-1
Trading Plan Policy
Holdings’ insider trading policy provides that our insiders may trade in Company securities during periods in which they would otherwise be restricted from doing so under the policy due to the possession of material non-public
information or otherwise if they enter into a
pre-established
written trading plan in accordance with Rule
10b5-1
enacted by the SEC, as may be amended from time to time.
Policies Related to the Grant of Certain Equity Awards
Holdings does not currently grant new awards of stock options, stock appreciation rights, or similar option-like equity awards. Accordingly, Holdings has no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material non-public information by Holdings, which would require disclosure under Item 402(x) of Regulation S-K. In the event Holdings determines to grant new awards of stock options or similar equity awards in the future, the Compensation and Talent Committee will evaluate the appropriate steps to take in relation to the foregoing. Holdings has not timed the release of material non-public information for purposes of affecting the value of executive compensation.
ACCOUNTING AND TAX CONSIDERATIONS
Internal Revenue Code Section 162(m) (“Section 162(m)”) limits tax deductions relating to executive compensation of certain executives of publicly held companies. Holdings is deemed to constitute a publicly held company for purposes of Section 162(m). Accordingly, the Compensation and Talent Committee may consider the deductibility of executive compensation under Section 162(m) when making compensation decisions. However, the Compensation and Talent Committee will authorize compensation payments that are not deductible for federal income tax purposes when the committee believes that such payments are appropriate to attract, retain and incent executive talent.
Internal Revenue Code Section 409A (“Section 409A”) imposes stringent requirements that covered non-qualified
deferred compensation arrangements must meet to avoid the imposition of additional taxes, including a 20% additional income tax, on the amounts deferred under the arrangements. The Company’s non-qualified
deferred compensation arrangements that are subject to Section 409A are designed to comply with the requirements of Section 409A to avoid additional income taxes.
Accounting and other tax impacts not discussed above are also considered in the design of short-term incentive compensation and equity-based award programs.
CONSIDERATION OF MOST RECENT
‘SAY-ON-PAY’
VOTE
Holdings held its sixth
“Say-on-Pay”
vote in 2024. Our stockholders indicated their strong satisfaction with our executive compensation program through their overwhelming approval of the
2024 Say-on-Pay vote
(96.1% of votes in favor) and during our regular investor outreach meetings. The Compensation and Talent Committee considered this feedback in reviewing our 2024 executive compensation program and, based on the high level of support for our existing program, did not make many substantial changes for 2024. For a summary of the compensation changes made for 2024, see the
“
2024 Executive Compensation Highlights
”
section herein.

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Compensation and Talent Committee Report
The Compensation and Talent Committee reviewed the preceding Compensation Discussion and Analysis and discussed it with management. Based on the Compensation and Talent Committee’s review and discussion with management, the Compensation and Talent Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation and Talent Committee
Bertram L. Scott (Chair)
Francis A. Hondal
Arlene Isaacs-Lowe
George Stansfield (since May 22, 2024)

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Chief Executive Officer Pay Ratio Information
In 2024, the compensation of Mr. Pearson was approximately 140 times the median pay of all employees, resulting in a Chief Executive Officer pay ratio of 140:1.
Equitable identified a median employee in 2023 by examining 2022 total compensation for all individuals who were employed by Holdings and its subsidiaries as of December 31, 2022, using methods consistent with SEC rules for that purpose. All employees were included in this process, whether employed on a full-time or part-time basis. Total compensation included base salary (plus overtime, as applicable), commissions (as applicable), cash bonuses and the grant date fair value of equity-based awards. This same median employee was used for the 2023 CEO Pay Ratio analysis. The Company believes there have been no changes that would significantly affect its pay ratio because it has not significantly changed its employee population or employee compensation arrangements. Given this, the Company intended to use this same median employee for the 2024 CEO Pay Ratio analysis, however, the employee left the Company in 2023. As a result, the Company identified another median employee for the 2024 CEO Pay Ratio analysis, whose total compensation was substantially similar to the 2023 median employee’s total compensation, using the same total compensation measures.
The median employee’s compensation for 2024 ($124,760) was compared to Mr. Pearson’s compensation for 2024 ($17,428,042) using the same methodology used for the Summary Compensation Table below.
As illustrated in the table below, our 2024 CEO Pay Ratio is 140:1:

	Mark Pearson	Median Employee
Base salary ($)	1,249,862	98,542
Cash bonus ($)	4,470,160	16,400
Stock awards ($)	11,600,060	0
Change in pension value ($)	0	0
All other compensation ($)	107,960	9,817
Total ($)	17,428,042	124,760

2024 CEO Pay Ratio		140:1

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Pay versus Performance
Holdings is providing the following disclosure in accordance with the SEC’s pay versus performance disclosure rules (the “PVP Rules”). However, we generally do not make compensation decisions based on “compensation actually paid” within the meaning of the PVP Rules, nor do we use the performance metrics that are required to be disclosed under the PVP Rules in our incentive compensation programs. In particular, we use
Non-GAAP
Operating Earnings, rather than net income, to determine compensation, because the nature of the products we offer result in net income volatility (as further described in the 2024 Form
10-K),
and because we view the
Non-GAAP
Operating Earnings measure as more aligned with the underlying profitability drivers of our business than net income. Please refer to page 29 for a discussion of our incentive compensation programs, the performance objectives we utilize, and how we align pay and performance.

Fiscal Year (a)	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO (c)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs (e)	Value of Initial Fixed $100 Investment Based on:		Net Income (h) 10	Company Selected Measure: Non-GAAP Operating Earnings (i)	Supplemental Measure: Relative 3-Year TSR Rank (h)
					Company TSR (f)	Peer Group TSR (S&P 400 Financials) (g)
2024	$17,428,042	$40,163,722	$7,424,855	$12,374,559	$213	$183	$1,307	$2,007	67.1%
2023	$15,833,102	$19,204,586	$6,541,035	$6,958,269	$149	$136	$1,302	$1,694	36.1%
2022	$15,321,649	$7,211,420	$6,145,312	$4,215,506	$125	$126	$2,153	$1,726	59.7%
2021	$14,185,032	$28,457,088	$5,929,763	$10,114,513	$140	$131	$1,755	$2,555	91.3%
2020	$14,874,955	$17,014,191	$6,277,014	$7,423,503	$106	$98	($648)	$2,302	83.9%

1.	For purposes of this disclosure, “PEO” refers to Principal (or Chief) Executive Officer.

2.
To calculate Compensation Actually Paid (CAP) for each year, the “
Summary Compensation Table
” (SCT) total compensation amount for such year was adjusted by (1) deducting certain amounts from the SCT total, as shown in tables A and B below, (2) adding the equity component of CAP amounts, as shown in tables C and D below, and (3) adding the pension component of CAP amounts (i.e., service costs and prior service costs for the applicable year), which, for the PEO, were $270,911 for 2024, $274,579 for 2023, $465,238 for 2022, $477,973 for 2021, and $422,757 for 2020, and for
non-PEO
NEOs, averaged $79,538 for 2024, $77,191 for 2023, $130,323 for 2022, $133,038 for 2021, and $101,308 for 2020.

3.
Mark Pearson was the PEO in 2020, 2021, 2022, 2023 and 2024. 2022, 2023 and 2024
non-PEO
NEOs include Robin Raju, Jeff Hurd, Nick Lane and Seth Bernstein. 2021
non-PEO
NEOs include Anders Malmstrom (departed March 31, 2021), Robin Raju (promoted April 1, 2021), Jeff Hurd, Nick Lane and Seth Bernstein. 2020
non-PEO
NEOs include Anders Malmstrom, Jeff Hurd, Nick Lane and Seth Bernstein.

PEO SCT Total to CAP Reconciliation - Deductions - Table A

Year	Salary (included in SCT Total and CAP)	Bonus and Non- Bonus Equity Incentive Compensation (included in SCT Total and CAP)	All Other Compensation (included in SCT Total and CAP)	SCT Total (as shown in column (b) above)	Deductions from SCT Total
					Pension (deduct change in pension values reported in column (6) of the SCT from SCT Total)	Equity (deduct stock and option award values reported in columns (3) and (4) of the SCT from SCT Total)
2024	$1,249,862	$4,470,160	$107,960	$17,428,042	$0	$11,600,060
2023	$1,249,820	$3,494,280	$120,480	$15,833,102	$368,485	$10,600,037
2022	$1,249,820	$2,518,400	$953,417	$15,321,649	$0	$10,600,012
2021	$1,249,820	$4,525,000	$410,201	$14,185,032	$0	$8,000,011
2020	$1,297,845	$3,000,000	$435,074	$14,874,955	$2,141,979	$8,000,057

10
Net Income and
Non-GAAP
Operating Earnings have been restated for years ending 2021 and 2022 in accordance with the implementation of the Long Duration Targeted Improvement accounting standard, which was effective January 2023.

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Average
Non-PEO
NEOs SCT Total to CAP Reconciliation – Deductions – Table B

Year	Salary (included in SCT Total and CAP)	Bonus and Non- Bonus Equity Incentive Compensation (included in SCT Total and CAP)	All Other Compensation (included in SCT Total and CAP)	SCT Total (as shown in column (b) above)	Deductions from SCT Total
					Pension (deduct change in pension values reported in column (6) of the SCT from SCT Total)	Equity (deduct stock and option award values reported in columns (3) and (4) of the SCT from SCT Total)
2024	$786,027	$3,095,750	$61,779	$7,424,855	$0	$3,481,300
2023	$786,017	$2,351,831	$56,065	$6,541,035	$223,324	$3,123,799
2022	$783,140	$2,026,250	$392,127	$6,145,312	$0	$2,943,796
2021	$647,494	$2,300,500	$152,496	$5,929,763	$114,244	$2,715,030
2020	$785,537	$2,057,688	$196,546	$6,277,014	$490,939	$2,746,305
PEO Equity Component of CAP - Table C

Year	Equity Type	Fair Value of Current Year Equity Awards at 12/31 (a)	Change in Value of Prior Years’ Awards Unvested at 12/31 (b)	Change in Value of Prior Years’ Awards That Vested in FY (c)	Cash Dividends (d)	Equity Value Included in CAP (e) = (a)+(b)+(c)+(d)
2024	PS	$11,432,623	$13,826,821	$78,720	$0	$25,338,165
	RSUs	$6,632,394	$1,974,500	$119,770	$0	$8,726,664
	Options	$0	$0	$0	$0	$0
	Total	$18,065,018	$15,801,321	$198,490	$0	$34,064,829
2023	PS	$6,786,836	$918,141	$571,576	$0	$8,276,553
	RSUs	$4,435,159	$710,515	$306,053	$0	$5,451,727
	Options	$0	$0	$337,147	$0	$337,147
	Total	$11,221,995	$1,628,657	$1,214,775	$0	$14,065,427
2022	PS	$3,775,111	($5,129,025)	$321,980	$0	($1,031,934)
	RSUs	$3,610,424	($362,670)	$34,581	$0	$3,282,335
	Options	$0	($436,307)	$210,451	$0	($225,856)
	Total	$7,385,535	($5,928,002)	$567,013	$0	$2,024,545
2021	PS	$4,986,758	$5,944,129	$800,598	$0	$11,731,484
	RSUs	$3,850,878	$690,935	$1,260,838	$0	$5,802,651
	Options	$0	$2,788,739	$1,471,219	$0	$4,259,958
	Total	$8,837,636	$9,423,803	$3,532,655	$0	$21,794,093
2020	PS	$5,767,066	($86,154)	$0	$0	$5,680,912
	RSUs	$2,282,934	$219,075	($167,474)	$0	$2,334,534
	Options	$3,368,422	$464,412	$10,235	$0	$3,843,069
	Total	$11,418,422	$597,333	($157,239)	$0	$11,858,515

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Non-PEO
NEOs Equity Component of CAP - Table D

	Equity Type	Fair Value of Current Year Equity Awards at 12/31 (a)	Change in Value of Prior Years’ Awards Unvested at 12/31 (b)	Change in Value of Prior Years’ Awards That Vested in FY (c)	Cash Dividends (d)	Equity Value Included in CAP (e) = (a)+(b)+(c)+(d)
2024	PS	$2,180,611	$2,491,518	$14,022	$0	$4,686,151
	RSUs	$2,565,342	$568,071	$217,287	$314,613	$3,665,313
	Options	$0	$0	$0	$0	$0
	Total	$4,745,953	$3,059,589	$231,309	$314,613	$8,351,464
2023	PS	$1,333,384	$158,915	$97,386	$0	$1,589,686
	RSUs	$1,928,620	$7,663	($130,400)	$234,176	$2,040,060
	Options	$0	$0	$57,420	$0	$57,420
	Total	$3,262,004	$166,579	$24,407	$234,176	$3,687,166
2022	PS	$641,068	($894,609)	$74,663	$0	($178,877)
	RSUs	$1,625,231	($654,319)	($269,610)	$390,706	$1,092,008
	Options	$0	($74,309)	$44,846	$0	($29,463)
	Total	$2,266,299	($1,623,236)	($150,102)	$390,706	$883,667
2021	PS	$1,035,356	$1,299,026	$147,242	$0	$2,481,624
	RSUs	$1,801,440	$734,134	$685,615	$299,513	$3,520,702
	Options	$0	$579,483	$299,175	$0	$878,658
	Total	$2,836,796	$2,612,643	$1,132,032	$299,513	$6,880,984
2020	PS	$1,288,616	($44,862)	$0	$0	$1,243,754
	RSUs	$1,518,738	$318,991	($12,910)	$316,459	$2,141,278
	Options	$752,635	$128,344	$16,413	$0	$897,392
	Total	$3,559,989	$402,473	$3,503	$316,459	$4,282,424

4.
Mark Pearson was the PEO in 2020, 2021, 2022, 2023 and 2024. 2022, 2023 and 2024
non-PEO
NEOs include Robin Raju, Jeff Hurd, Nick Lane and Seth Bernstein. 2021
non-PEO
NEOs include Anders Malmstrom (departed March 31, 2021), Robin Raju (promoted April 1, 2021), Jeff Hurd, Nick Lane and Seth Bernstein. 2020
non-PEO
NEOs include Anders Malmstrom, Jeff Hurd, Nick Lane and Seth Bernstein.

Required Tabular Disclosure of Most Important Measures to Determine FY2024 CAP

•
The five items listed below represent the most important metrics we used to determine CAP for FY2024 as further described in our Compensation Discussion and Analysis (CD&A) within the sections titled “Annual Incentive Compensation” and “Long-Term Incentive Compensation.”

Most Important Performance Measures
Relative Total Shareholder Return
Earnings Per Share Growth Non-GAAP Operating Earnings
Value of New Business Cash Flow

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Comparative Disclosure
The amount of compensation actually paid to Mr. Pearson, and the average amount of compensation actually paid to Holdings’
non-PEO
NEOs as a group, has aligned with Holdings’ performance in respect of TSR, and generally with Holdings’ company selected measures,
Non-GAAP
Operating Earnings and relative TSR rank. As shown in the table above, Holdings’ TSR has outperformed peer group TSR in four of the five years reported. The alignment between compensation actually paid, TSR, and Holdings’ company selected measures generally correlates to Holdings’ strong and continued emphasis on pay-for-performance
in setting NEO compensation. As further described in our CD&A, in particular within the sections titled “Annual Incentive Compensation” and “Long-Term Incentive Compensation,” a substantial amount of NEO compensation consists of variable short- and long-term incentive awards, the value of which are linked to the success of the Company and achievement of key TSR and earnings metrics. Holdings does not consider net income to be a meaningful indicator of company performance, and as such, does not use net income as a metric to determine compensation levels or incentivize NEOs. The compensation actually paid to Mr. Pearson, and the average amount of compensation actually paid to Holdings’
non-PEO
NEOs as a group is not always generally aligned with Holdings’ net income performance.

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Compensation and Talent Committee Interlocks and Insider Participation

The following directors served as Compensation and Talent Committee members during 2024: Mr. Scott, Ms. Hondal, Ms. Isaacs-Lowe, and Mr. Stansfield (as of May 22, 2024). During 2024 and through to the date of the filing of this proxy, none of our executive officers served as: (a) a member of the Compensation and Talent Committee of any entity for which a member of our Board served as an executive officer or (b) a director of another entity, an executive officer of which serves as member of the Board.

Consideration of Risk Matters in Determining Compensation

Holdings has considered whether its compensation practices are reasonably likely to have a material adverse effect on Holdings and determined that they are not.

Holdings engaged a compensation consultant to conduct a risk assessment of our short-term incentive, long-term incentive and sales incentive plans for the employees in our retirement and protection businesses (the “Risk Assessment”) in 2024. The Risk Assessment confirmed that the programs have a number of features that contribute to prudent decision-making and avoid an incentive to take excessive risk. The Risk Assessment also noted good governance practices, well-defined oversight processes and well-honed day-to-day processes, roles and responsibilities with cross-functional representation.

Holdings also considered that AB generally denominates its equity-based awards in AB Holding Units and defers their delivery so the ultimate value that the employee derives from an award depends on the long-term performance of the firm. These features sensitize employees to risk outcomes and discourage them from taking excessive risks, whether relating to investments, operations, regulatory compliance and/or cybersecurity, which could lead to a decrease in the value of the AB Holding Units and/or an adverse effect on AB’s long-term prospects. Also, all outstanding AB equity-based awards generally include a provision permitting AB to “claw-back” the unvested portion of the award if the AB Compensation and Workplace Practices Commitee determines that (i) the employee failed to adhere to existing risk management policies and (ii) as a result of the employee’s failure, there has been or reasonably could be expected to be a material adverse impact on AB or the employee’s business unit.

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Compensation Tables

2024 SUMMARY COMPENSATION TABLE

The following table presents the total compensation of the Named Executive Officers for services performed in the years ended December 31, 2024, December 31, 2023 and December 31, 2022.

The total compensation reported in the following table includes items such as salary and non-equity incentive compensation as well as the grant date fair value of equity-based compensation. The equity-based compensation may never become payable or may end up with a value that is substantially different from the value reported here. The amounts in the Total column do not represent “Total Direct Compensation” as described in the Compensation Discussion and Analysis.

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Non-Equity Incentive Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total

Pearson, Mark Chief Executive Officer and President, Equitable Holdings	2024	1,249,862	0	11,600,060	4,470,160	0	107,960	17,428,042
	2023	1,249,820	0	10,600,037	3,494,280	368,485	120,480	15,833,102
	2022	1,249,820	0	10,600,012	2,518,400	0	953,417	15,321,649

Raju, Robin Chief Financial Officer, Equitable Holdings	2024	847,718	0	2,650,047	2,215,200	0	31,050	5,744,015
	2023	847,718	0	2,550,036	1,465,200	6,201	29,700	4,898,854
	2022	836,210	0	1,700,021	880,000	0	348,822	3,765,053

Hurd, Jeffrey Chief Operating Officer, Equitable Holdings	2024	898,808	0	2,500,045	2,556,000	0	31,050	5,985,903
	2023	898,765	0	2,350,068	1,831,500	608,463	29,070	5,718,497
	2022	898,765	0	2,000,053	1,200,000	0	520,132	4,618,950

Lane, Nick President, Equitable	2024	897,583	0	2,700,060	2,186,800	0	57,867	5,842,310
	2023	897,583	0	2,600,037	1,595,625	278,632	50,657	5,422,534
	2022	897,583	0	2,500,048	1,100,000	0	421,775	4,919,407

Bernstein, Seth President and CEO, AllianceBernstein Corporation	2024	500,000	5,425,000	6,075,046	—	—	127,148	12,127,194
	2023	500,000	4,515,000	4,995,054	—	—	114,201	10,124,255
	2022	500,000	4,925,000	5,575,062	—	—	277,777	11,277,839

(1)	For the EQH Program Participants, the amounts in this column reflect actual salary paid in each year. Mr. Bernstein’s annual base salary is $500,000.

(2)	No bonuses were paid to the EQH Program Participants in 2024, 2023 or 2022. For Mr. Bernstein, this column includes his annual cash incentive awards paid for performance in each year.

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(3)

For each Named Executive Officer, the amount reported in this column for 2024 includes the aggregate grant date fair value of EQH RSUs and EQH Performance Shares granted under the 2024 Equity Program, in accordance with FASB ASC Topic 718. For Mr. Bernstein, the amount reported in this column for 2024 also includes the grant date fair value of the 2024 SB Award. The assumptions made in calculating these amounts can be found in note 15 of the notes to Holdings’ consolidated financial statements for the year ended December 31, 2024. The EQH Performance Shares were valued at target which represents the probable outcome at grant date. A maximum payout for the EQH Performance Shares, valued at the grant date fair value, would result in values of:

Named Executive Officer	Maximum Payout

Pearson, Mark	$13,920,103

Raju, Robin	$3,180,041

Hurd, Jeffrey	$3,000,061

Lane, Nick	$3,240,060

Bernstein, Seth	$1,200,080

The EQH RSUs, EQH Performance Shares and 2024 SB Award are described in more detail below in “Supplemental Information for Summary Compensation and Grants of Plan-Based Awards Tables.”

(4)	The amounts reported in this column represent the annual cash incentive awards paid for performance in 2024, 2023 and 2022, respectively.

(5)

The amounts reported in this column represent the increase in the actuarial present value of accumulated pension benefits for the Named Executive Officer. The actuarial value of Messrs. Pearson’s, Raju’s, Hurd’s and Lane’s accumulated pension benefits decreased by $275,570, $1,462, $59,134 and $51,038, respectively, primarily due to an increase in the discount rate used to determine the present value. The Named Executive Officers did not have any above-market earnings on non-qualified deferred compensation in 2022, 2023 or 2024. For more information regarding the pension benefits for each Named Executive Officer, see the “Pension Benefits as of December 31, 2024 Table” below.

(6)	The following table provides additional details for the 2024 amounts in the All Other Compensation column:

Name		Auto ($) (a)	Excess Liability Insurance ($) (b)	Financial Advice ($) (c)	Profit Sharing/401k Plan Contributions ($) (d)	Other Perquisites/ Benefits ($) (e) (1)	TOTAL

Pearson, Mark	2024	18,182	22,950	35,778	31,050	—	107,960

Raju, Robin	2024	—	—	—	31,050	—	31,050

Hurd, Jeffrey	2024	—	—	—	31,050	—	31,050

Lane, Nick	2024	—	—	—	31,050	26,817	57,867

Bernstein, Seth	2024	104,787	—	—	17,250	5,111	127,148

(a)

Pursuant to their employment agreements, both Mr. Pearson and Mr. Bernstein are entitled to the business and personal use of a dedicated car and driver. The personal use was valued by multiplying the related annual costs (parking, gas, insurance, lease payments, driver compensation, etc.) by a fraction, the numerator of which was the miles used for personal purposes and the denominator of which was the total miles used.

(b)

Equitable Financial pays the premiums for excess liability insurance coverage for Mr. Pearson pursuant to his employment agreement. The amount in this column reflects the actual amount of premiums paid.

(c)	Equitable Financial paid for financial planning services and expatriate tax services for Mr. Pearson in 2024 pursuant to his employment agreement.

(d)	This column includes the amount of company contributions received by each EQH Program Participant under the 401(k) Plan and by Mr. Bernstein under the Profit Sharing Plan.

(e)

For Mr. Lane, this column includes $26,817 related to business spousal travel. For Mr. Bernstein this column includes $3,564 in life insurance premiums and $1,547 in phone stipend and cybersecurity services.

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2024 GRANTS OF PLAN-BASED AWARDS

The following table provides additional information about plan-based compensation disclosed in the “Summary Compensation Table.” This table includes both equity and non-equity awards granted during 2024.

Name	Grant Date	Approval Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Pearson, Mark			—	3,148,000	6,296,000
	02/14/24	02/13/24							137,319	4,640,009
	02/14/24	02/13/24				23,016	92,064	184,128		3,480,019
	02/14/24	02/13/24				25,748	102,990	205,980		3,480,032

Raju, Robin			—	1,300,000	2,600,000
	02/14/24	02/13/24							31,371	1,060,026
	02/14/24	02/13/24				5,258	21,032	42,064		795,010
	02/14/24	02/13/24				5,882	23,528	47,056		795,011

Hurd, Jeffrey			—	1,500,000	3,000,000
	02/14/24	02/13/24							29,595	1,000,015
	02/14/24	02/13/24				4,961	19,842	39,684		750,028
	02/14/24	02/13/24				5,549	22,196	44,392		750,003

Lane, Nick			—	1,400,000	2,800,000
	02/14/24	02/13/24							31,963	1,080,030
	02/14/24	02/13/24				5,357	21,429	42,858		810,016
	02/14/24	02/13/24				5,993	23,972	47,944		810,014

Bernstein, Seth	12/11/24	12/10/24							140,232	5,075,000
	02/14/24	02/13/24							11,838	400,006
	02/14/24	02/13/24				1,984	7,937	15,874		300,019
	02/14/24	02/13/24				2,220	8,879	17,758		300,021

(1)

On February 13, 2024, the Compensation and Talent Committee approved the grant of the EQH RSUs and EQH Performance Shares with a grant date of February 14, 2024. On December 10, 2024, the AB Compensation and Workplace Practices Committee approved the grant of the 2024 SB Award with a grant date of December 11, 2024.

(2)

For the EQH Program Participants, the target column shows the target award under the 2024 STIC Program assuming the plan was 100% funded. The actual awards paid to the EQH Program Participants are listed in the Non-Equity Incentive Compensation column of the “Summary Compensation Table.”

(3)

The second, third and fourth rows for each Named Executive Officer show the EQH RSUs, TSR Performance Shares and Non-GAAP EPS Performance Shares granted on February 14, 2024, respectively. For Mr. Bernstein, the first row shows the 2024 AB Award granted on December 11, 2024.

(4)

The amounts in this column represent the aggregate grant date fair value of all equity-based awards granted to the Named Executive Officers in 2024 in accordance with ASC Topic 718. The EQH Performance Shares were valued at target which represents the probable outcome at grant date.

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SUPPLEMENTAL INFORMATION FOR SUMMARY COMPENSATION AND GRANTS OF PLAN-BASED AWARDS TABLES

2024 Annual Equity-Based Awards

EQH RSUs. EQH RSUs were granted on February 14, 2024, with a vesting schedule of three years, with one-third of the grant vesting on each of February 28, 2025, February 28, 2026, and February 28, 2027. EQH RSUs receive dividend equivalents with the same vesting schedule as their related units.

EQH TSR Performance Shares. EQH Performance Shares were granted on February 14, 2024, and will cliff vest after three years on February 28, 2027. EQH Performance Shares will receive dividend equivalents with the same vesting schedule as their related shares and were granted unearned. EQH Performance Shares granted in 2024 may be earned based on Holdings’ Relative TSR. The number of TSR Performance Shares that are earned will be determined at the end of a performance period (January 1, 2024 – December 31, 2026) by multiplying the number of unearned TSR Performance Shares by the “TSR Performance Factor.” The TSR Performance Factor will be determined as follows, subject to a cap of 100% if Holdings’ total stockholder return for the performance period is negative:

If Relative TSR for the TSR Performance Period is. . .	The TSR Performance Factor will equal. . .

87.5th percentile or greater (maximum)	200%

50th percentile (target)	100%

30th percentile (threshold)	25%
Below 30th percentile	0%

Note:	For results in between the threshold and target and target maximum amounts, the TSR Performance Factor will be determined by linear interpolation.

The TSR Peer Group for 2024 consisted of the following companies:

2024 TSR Peer Group
Ameriprise Financial, Inc. Brighthouse Financial, Inc. CNO Financial Group, Inc. Corebridge Financial Globe Life Jackson Financial, Inc. Lincoln National Corporation	Manulife Financial Corp. MetLife Principal Financial Group, Inc. Prudential Financial, Inc. Sun Life Financial, Inc. Unum Group Voya Financial, Inc.

EQH Non-GAAP EPS Performance Shares. EQH Non-GAAP EPS Performance Shares were granted on February 14, 2024, and will cliff vest after three years on February 28, 2027. EQH Non-GAAP EPS Performance Shares will receive dividend equivalents with the same vesting schedule as their related shares and were granted unearned. EQH Non-GAAP EPS Performance Shares granted in 2024 may be earned based on Holdings’ growth in Non-GAAP Operating Earnings Per Share. The number of Non-GAAP EPS Performance Shares that are earned will be determined at the end of a performance period (January 1, 2024 – December 31, 2026) by multiplying the number of unearned Non-GAAP EPS Performance Shares by the “Final Non-GAAP EPS Performance Factor.” The Final Non-GAAP EPS Performance Factor will be determined by averaging the “Non-GAAP EPS Performance Factor” for each of the three calendar years in the Non-GAAP EPS Performance Period. Specifically, the Company will be assigned target, maximum and threshold

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amounts for Non-GAAP EPS for each of 2024, 2025 and 2026 that will determine the Non-GAAP EPS Performance Factor for the applicable year as follows:

If Non-GAAP EPS for the Non-GAAP EPS Performance Period is	The Non-GAAP EPS Performance Factor will equal

Maximum amount (or greater)	200%

Target amount	100%

Threshold amount	25%
Below threshold	0%

Note:	For results in between the threshold and target and target and maximum amounts, the Non-GAAP EPS Performance Factor will be determined by linear interpolation.

2024 Equity-based awards to the EQH Program Participants were granted under the 2019 Equity Plan. On March 17, 2025, the Compensation and Talent Committee of the Board approved and adopted an amendment and restatement of the 2019 Equity Plan. For a more detailed description of the amendment and restatement of the 2019 Equity Plan, see Proposal 5 of this Proxy Statement.

2024 SB Award

The 2024 SB Award is denominated in restricted AB Holding Units and has a three-year pro-rata vesting schedule. The AB Holding Units underlying the 2024 SB Award are restricted and are not permitted to be transferred by Mr. Bernstein. Mr. Bernstein has voluntarily elected to defer receipt of 50% of any vested portion of the 2024 SB Award until January 2031 to be received as a single installment and will receive the remaining 50% of the 2024 SB Award as it vests each December. Quarterly cash distributions on vested and unvested restricted AB Holding Units in respect of the 2024 SB Award will be delivered to Mr. Bernstein when cash distributions generally are paid to all Unitholders. If Mr. Bernstein resigns or is terminated without cause prior to the vesting date, he is eligible to continue to vest in the 2024 SB Award, subject to compliance with the restrictive covenants set forth in the applicable award agreement, including restrictions on competition and employee and client solicitation. The 2024 SB Award will immediately vest upon a termination due to death or disability. AB is permitted to claw-back an award if Mr. Bernstein fails to adhere to risk management policies.

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OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2024

The following table lists outstanding equity grants for each Named Executive Officer as of December 31, 2024. The table includes outstanding equity grants from past years as well as the current year.

OUTSTANDING EQUITY AWARDS AT 2024 YEAR-END

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Pearson, Mark	8,734	0		$21.34	03/01/28	546,539	25,780,262	742,708	35,033,536

	457,666	0		$23.18	02/26/30

Raju, Robin	8,726	0		$18.74	02/14/29	104,516	4,930,004	173,832	8,199,655

	17,162	0		$23.18	02/26/30

Hurd, Jeffrey	56,149	0		$21.34	03/01/28	109,899	5,183,918	162,191	7,650,549

	39,267	0		$18.74	02/14/29

Lane, Nick	114,417	0		$23.18	02/26/30

	79,417	0		$23.18	02/26/30	129,326	6,100,304	177,174	8,357,298

Bernstein, Seth						319,315	12,336,933	61,318	2,892,370

(1)	For the EQH Program Participants, this column reflects the following:

	2022 EQH Performance Shares – Vesting on 2/28/25	2022 EQH RSUs – Vesting Ratably on 2/28/25	2023 EQH RSUs – Vesting Ratably on 2/28/25 and 2/28/26	2024 EQH RSUs – Vesting Ratably on 2/28/25, 2/28/26 and 2/28/27

Mr. Pearson	270,805	44,211	90,918	140,606

Mr. Raju	43,432	7,091	21,871	32,122

Mr. Hurd	51,097	8,341	20,157	30,303

Mr. Lane	63,870	10,428	22,300	32,728

Mr. Bernstein	25,549	4,171	7,119	12,121

For Mr. Bernstein, this column also reflects:

Amount	Grant

39,264	Restricted AB Holdings Units Granted in 2022 Vesting Ratably on 12/1/25

90,859	Restricted AB Holdings Units Granted in 2023 Vesting Ratably on 12/1/25 and 12/1/26

140,232	Restricted AB Holdings Units Granted in 2024 Vesting Ratably on 12/1/25, 12/1/26 and 12/1/27

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(2)	This column includes:

	2023 EQH TSR Performance Shares Vesting 2/28/26	2024 EQH Performance Shares Vesting 2/28/27
Mr. Pearson	343,261	TSR 188,536
		Non-GAAP EPS 210,911
Mr. Raju	82,578	TSR 43,071
		Non-GAAP EPS 48,183
Mr. Hurd	76,102	TSR 40,634
		Non-GAAP EPS 45,455
Mr. Lane	84,198	TSR 43,884
		Non-GAAP EPS 49,092
Mr. Bernstein	26,880	TSR 16,254
		Non-GAAP EPS 18,184

2022 Performance Shares are reported based on actual performance; 2023 and 2024 Performance Shares are reported at maximum.

OPTION EXERCISES AND STOCK VESTED IN 2024

The following table summarizes the value received from stock option exercises and stock awards vested during 2024.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)

Pearson, Mark	260,000	4,496,203	210,553	7,209,183

Raju, Robin	0	0	32,331	1,106,822

Hurd, Jeffrey	0	0	48,692	1,667,153

Lane, Nick	114,729	1,418,165	53,336	1,826,160

Bernstein, Seth	122,655	2,115,306	169,354	6,100,635

(1)

For Messrs. Pearson, Raju, Hurd and Lane, this column reflects the vesting of their 2021 EQH performance shares, the first tranche of their 2023 EQH RSUs, the second tranche of their 2022 RSUs, and the third tranche of their 2021 RSUs.

For Mr. Bernstein, this column reflects the vesting of:

•	his 2021 EQH performance shares, the first tranche of his 2023 EQH RSUs, the second tranche of his 2022 EQH RSUs and the third tranche of his 2021 EQH RSUs.

•	the fourth tranche of the restricted AB Holding Units granted to him in 2020, the delivery of which Mr. Bernstein elected to defer until January 31, 2031.

•	the third tranche of the restricted AB Holding Units granted to him in 2021, the delivery of which Mr. Bernstein elected to defer half until January 31, 2032.

•	the second tranche of the restricted AB Holding Units granted to him in 2022, the delivery of which Mr. Bernstein elected to defer half until January 31, 2030.

•	the first tranche of the restricted AB Holding Units granted to him in 2023, the delivery of which Mr. Bernstein elected to defer half until January 31, 2028.

Mr. Bernstein will receive quarterly cash distributions payable with respect to the vested but undelivered portion of his AB Holding Units on the same basis as cash distributions are paid to AB Holding Unitholders generally.

(2)

The value of the 2021 performance shares, 2021 EQH RSUs, 2022 EQH RSUs, and 2023 RSUs that vested in 2024 were determined using the closing price of a Share on the vesting date. The value of the restricted AB Holding Units that vested in 2024 were determined using the closing price of an AB Holding Unit on the vesting date.

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PENSION BENEFITS AS OF DECEMBER 31, 2024

The following table lists the pension program participation and actuarial present value of each Named Executive Officer’s defined benefit pension on December 31, 2024. Note that Mr. Hurd did not participate in the Retirement Plan or the Excess Plan, and Mr. Raju did not participate in the Excess Plan or the Executive Survivor Benefit Plan, since they were not eligible to participate in the applicable plans prior to their freeze. Mr. Bernstein does not have any pension benefits.

PENSION BENEFITS
Name	Plan Name (1)	Number of Years Credited Service (#) (2)	Present Value of Accumulated Benefit ($)	Payments during the last fiscal year ($)
Pearson, Mark	Equitable Retirement Plan	3	89,119
	Equitable Excess Retirement Plan	3	864,262
	Equitable Executive Survivor Benefit Plan	31	4,697,119
Raju, Robin	Equitable Retirement Plan	8	60,716
	Equitable Excess Retirement Plan	0	—
	Equitable Executive Survivor Benefit Plan	0	—
Hurd, Jeffrey	Equitable Retirement Plan	0	—
	Equitable Excess Retirement Plan	0	—
	Equitable Executive Survivor Benefit Plan	7	1,600,156
Lane, Nick	Equitable Retirement Plan	8	212,658
	Equitable Excess Retirement Plan	8	402,155
	Equitable Executive Survivor Benefit Plan	20	1,293,681

(1)

The December 31, 2024 liabilities for the Retirement Plan, the Excess Plan, and the ESB Plan were calculated using the same participant data, plan provisions and actuarial methods and assumptions used for financial reporting purposes, except that a retirement age of 65 is assumed for all calculations. The assumptions used can be found in note 14 of the notes to Holdings’ consolidated financial statements for the year ended December 31, 2024.

(2)

Credited service for purposes of the Retirement Plan and the Excess Plan does not include an executive’s first year of service and does not include any service after the freeze of the plans on December 31, 2013. Pursuant to his employment agreement, Mr. Pearson’s credited service for purposes of the ESB Plan includes approximately 16 years of service with Equitable Financial affiliates. However, this additional credited service does not result in any benefit augmentation for Mr. Pearson since he has elected benefits that do not vary based on years of service.

The Retirement Plan

The Retirement Plan is a tax-qualified defined benefit plan for eligible employees. The Retirement Plan was frozen effective December 31, 2013.

Participants became vested in their benefits under the Retirement Plan after three years of service. Participants are eligible to retire and begin receiving benefits under the Retirement Plan: (a) at age 65 (the “normal retirement date”) or (b) if they are at least age 55 with at least 5 full years of service (an “early retirement date”).

Prior to the freeze, the Retirement Plan provided a cash balance benefit whereby Equitable Financial established a notional account for each Retirement Plan participant. This notional account was credited with deemed pay credits equal to 5% of eligible compensation up to the Social Security wage base plus 10% of eligible compensation above the Social Security wage base. Eligible compensation included base salary and short-term incentive compensation and was subject to limits imposed by the Internal Revenue Code. These notional accounts continue to be credited with deemed interest credits. For pay credits earned on or after April 1, 2012, up to December 31, 2013, the interest rate is determined annually based on the average discount rates for one-year Treasury Constant Maturities. For pay credits earned prior to April 1, 2012, the annual interest rate is the greater of 4% and a rate derived from the average discount rates for one-year Treasury Constant Maturities. For 2024, all pay credits received an interest crediting rate of 5.25%.

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Participants elect the time and form of payment of their cash balance account after they separate from service. The normal form of payment depends on a participant’s marital status as of the payment commencement date. If the participant is unmarried, the normal form will be a single life annuity. If the participant is married, the normal form will be a 50% joint and survivor annuity. Subject to spousal consent requirements, participants may elect the following optional forms of payment for their cash balance account:

•	Single life annuity;

•	Optional joint and survivor annuity of any whole percentage between 1% and 100%; and

•	Lump sum.

Mr. Pearson, Mr. Raju and Mr. Lane are entitled to a frozen cash balance benefit under the Retirement Plan and Mr. Pearson is currently eligible for retirement under the plan.

For certain grandfathered participants, the Retirement Plan provides benefits under a traditional defined benefit formula based on final average pay, estimated Social Security benefits and years of service. None of the Named Executive Officers are grandfathered participants.

The Excess Plan

The purpose of the Excess Plan, which was frozen as of December 31, 2013, was to allow eligible employees to earn retirement benefits in excess of those permitted under the Retirement Plan. Specifically, the Retirement Plan is subject to rules under the Internal Revenue Code that cap both the amount of eligible earnings that may be taken into account for determining benefits under the Retirement Plan and the amount of benefits that the Retirement Plan may pay annually. Prior to the freeze of the Retirement Plan, the Excess Plan permitted participants to accrue and be paid benefits that they would have earned and been paid under the Retirement Plan but for these limits. The Excess Plan is an unfunded plan and no assets are actually set aside in participants’ names.

Mr. Pearson and Mr. Lane are entitled to a frozen benefit under the Excess Plan.

The Excess Plan was amended effective September 1, 2008, to comply with the provisions of Internal Revenue Code Section 409A. Pursuant to the amendment, a participant’s Excess Plan benefits vested after 2005 will generally be paid in a lump sum on the first day of the month following the month in which separation from service occurs provided that payment will be delayed six months for “specified employees” (generally, the fifty most highly-compensated officers of Equitable Financial and its affiliates), unless the participant made a special one-time election with respect to the time and form of payment of those benefits by November 14, 2008. Neither Mr. Pearson nor Mr. Lane made a special election. The time and form of payment of Excess Plan benefits that vested prior to 2005 are the same as the time and form of payment of the participant’s Retirement Plan benefits.

The ESB Plan

The ESB Plan offers financial protection to a participant’s family in the case their death. Eligible employees may choose up to four levels of coverage and the form of benefit to be paid at each level. Each level provides a benefit equal to one time the participant’s eligible compensation (generally, base salary plus the higher of: (a) most recent short-term incentive compensation award and (b) the average of the three highest short-term incentive compensation awards), subject to an overall $25 million cap. Each level offers different coverage choices. Generally, the participant can choose between a life insurance death benefit and a deferred compensation benefit payable upon death at each level. Participants are not required to contribute to the cost of Level 1 or Level 2 coverage but are required to contribute annually to the cost of any options elected under Levels 3 and 4 until age 65.

Level 1 coverage continues after retirement until the participant attains age 65. Levels 2, 3 and 4 coverage continue after retirement until the participant’s death, provided that, for Levels 3 and 4 coverage, all required participant contributions are made.

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The ESB Plan was closed to new participants on January 1, 2019. As a result, Mr. Raju is not eligible to participate in the ESB Plan.

Level 1

A participant can choose between the following two options at Level 1:

Lump Sum Option. Under the Lump Sum Option, a life insurance policy is purchased on the participant’s life. At the death of the participant, the participant’s beneficiary receives a tax-free lump sum death benefit from the policy. The participant is taxed annually on the value of the life insurance coverage provided.

Survivor Income Option. Upon the participant’s death, the Survivor Income Option provides the participant’s beneficiary with 15 annual payments approximating the value of the Lump Sum Option or a payment equal to the amount of the lump sum. The payments will be taxable but the participant is not subject to annual taxation.

Level 2

At Level 2, a participant can choose among the Lump Sum Option and Survivor Income Option, described above, and the following option:

Surviving Spouse Benefit Option. The Surviving Spouse Benefit Option provides the participant’s spouse with monthly income equal to about 25% of the participant’s monthly compensation (with an offset for social security). The payments are taxable but there is no annual taxation to the participant. The duration of the monthly income depends on the participant’s years of service (with a minimum duration of 5 years).

Levels 3 and 4

At Levels 3 and 4, a participant can choose among the Lump Sum Option and Survivor Income Option, described above and the following option:

Surviving Spouse Income Addition Option. The Surviving Spouse Income Addition Option provides monthly income to the participant’s spouse for life equal to 10% of the participant’s monthly compensation. The payments are taxable but there is no annual taxation to the participant.

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Executive Compensation

NON-QUALIFIED DEFERRED COMPENSATION TABLE AS OF DECEMBER 31, 2024

The following table provides information on deferrals made by the EQH Program Participants under the Post-2004 Plan in 2024, as well as their aggregate balances in the Post-2004 Plan. It also reflects Mr. Bernstein’s deferral of certain equity awards and employer contributions received by Mr. Lane under the Lane Letter Agreement.

Name	Plan Name	Executive Contributions in Last FY ($) (1) (2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Pearson, Mark	The Post-2004 Variable Deferred Compensation Plan	—	444,818	(1,125,289)	2,786,830
Raju, Robin	The Post-2004 Variable Deferred Compensation Plan	130,298	147,201	—	1,085,523
Hurd, Jeffrey	The Post-2004 Variable Deferred Compensation Plan	136,454	274,277	—	3,307,174
Lane, Nick	The Post-2004 Variable Deferred Compensation Plan	—	267,682	(310,151)	1,819,742
	Lane Letter Agreement		15,434	—	119,701
Bernstein, Seth	2020 Equity Awards	1,083,298	567,484	267,016	4,431,157
	2021 Equity Awards	620,046	221,213	101,888	1,902,191
	2022 Equity Awards	712,046	135,067	58,503	1,456,289
	2023 Equity Awards	823,869	18,626	—	842,495

(1)

Amounts reported in this column that are reported in the ‘‘Summary Compensation Table” (for 2024) are: Mr. Raju – $42,386 base salary and $87,912 bonus; and Mr. Hurd – $44,879 base salary and $91,575 bonus. (2) For Mr. Bernstein, the executive contributions column reflects the value of:

•	for the 2020 Equity Award, 29,868 restricted AB Holding Units that vested on December 1, 2024, and which will be delivered in 10 annual installments beginning January 31, 2031;

•	for the 2021 Equity Award, 17,095 restricted AB Holding Units that vested on December 1, 2024, and which will be delivered in 10 annual installments beginning January 31, 2032;

•	for the 2022 Equity Award, 19,632 restricted AB Holding Units that vested on December 1, 2024, and which will be delivered in five annual installments beginning January 31, 2030; and

•	for the 2023 Equity Award, 22,715 restricted AB Holding Units that vested on December 1, 2024, and which will be delivered in 10 annual installments beginning January 31, 2028.

The Post-2004 Plan

The Post-2004 Plan allows eligible employees to defer the receipt of up to 50% of their base salary and short-term incentive compensation. Deferrals are credited to a bookkeeping account in the participant’s name on the first day of the month following the month in which the compensation otherwise would have been paid to him or her. The account is used solely for record keeping purposes and no assets are actually placed into any account in the participant’s name.

Account balances in the Post-2004 Plan are credited with gains and losses as if invested in the available earnings crediting options chosen by the participant. The Post-2004 Plan currently offers a variety of earnings crediting options.

Each year, participants in the Post-2004 Plan can elect to make deferrals into an account they have already established under the plan or they may open a new account, provided that they may not allocate any new deferrals into an account if they are scheduled to receive payments from the account in the next calendar year.

When participants establish an account, they must elect the form and timing of payments for that account. They may receive payments of their account balance in a lump sum or in any combination of lump sum and/or annual installments paid over consecutive years. They may elect to commence payments from an account in July or December of any year after the year following the deferral election provided that payments must commence by the first July or December following age 71.

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Executive Compensation

The Lane Letter Agreement

The Lane Letter Agreement provided that, for each calendar year during which Mr. Lane was employed by Equitable Financial and on international assignment to AXA Life Japan for any portion of the year, he would be entitled to an employer contribution to a deferred compensation account for that year. For 2016, this contribution was equal to 10% of his salary prior to departure, pro-rated based on the period of service under the assignment during 2016. For each year after 2016, his contribution was equal to the value of any additional employer contributions that he would have received in that year under the AXA Equitable 401(k) Plan and its related excess plan if eligible compensation for purposes of those plans equaled his worldwide income.

Contributions were credited to the deferred compensation account for a year in February of the following calendar year and Mr. Lane was immediately vested in all contributions. Each account is used solely for record keeping purposes and no assets are actually placed into any account in Mr. Lane’s name. Account balances are credited with gains and losses as if invested in the available earnings crediting options chosen by Mr. Lane. The Lane Letter Agreement currently offers a variety of earnings crediting options.

Payment of Mr. Lane’s account balances are made in July of the fourth year after the year for which the contributions were made. Mr. Lane has a limited ability to change the time and form of payment of the account balances.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EQH Program Participants

The table below and the accompanying text present the hypothetical payments and benefits that would have been payable if the EQH Program Participants terminated employment, or a change in control (“CIC”) of Holdings occurred on December 31, 2024 (the “Trigger Date”). The payments and benefits described below are hypothetical only, as no such payments or benefits have been paid or made available. Hypothetical payments or benefits that would be due under arrangements that are generally available on the same terms to all salaried employees are not described or included in the table below.

The following definitions are used for purposes of the table below:

•	“2022 EQH Equity Awards” means the equity awards granted to the EQH Program Participants on February 16, 2022;

•	“2023 EQH Equity Awards” means the equity awards granted to the EQH Program Participants on February 15, 2023;

•	“2024 EQH Equity Awards” means the equity awards granted to the EQH Program Participants on February 14, 2024;

•	“EQH Equity Awards” means the 2022 EQH Equity Awards, the 2023 EQH Equity Awards and the 2024 EQH Equity Awards; and

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Executive Compensation

•	“Cause” is defined as follows:

For purposes of:	Cause generally means:

Mr. Pearson’s employment agreement

• willful failure to substantially perform his duties after reasonable notice of his failure to do so;

• willful misconduct that is materially injurious to the Company;

• conviction of, or plea of nolo contendere to, a felony; or

• willful breach of any written covenant or agreement with the Company to not disclose information pertaining to the Company or to not compete or interfere with the Company.

The Supplemental Severance Plan

• violation of law during the course of employment;

• material breach of any Company policy related to workplace conduct;

• conduct resulting in damage to Company assets;

• conduct that is materially injurious to the Company, monetarily or otherwise;

• disclosure of confidential and/or proprietary information in violation of Company policies or standards; or

• breach of duty of loyalty to the Company.

EQH Equity Awards

• commission of a crime involving fraud, theft, false statements or other similar acts or commission of a felony;

• willful or grossly negligent failure to perform material employment-related duties;

• material violation of any Company policy;

• engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company; or

• material breach of any employment agreement, or noncompetition, nondisclosure or non-solicitation agreement with the Company.

•	“CIC” of Holdings generally includes the following events:

•	any person becomes the beneficial owner of 30% or more of Holdings’ common stock;

•

the individuals who constituted the Board at March 25, 2019 cease for any reason to constitute at least a majority of the Board provided, however, that any individual becoming a Director subsequent to this date whose appointment was approved by a vote of at least a majority of the Directors then comprising the Board shall be considered as though said individual was a member of the March 25, 2019 Board; and

•

the consummation of a business combination (e.g., a merger, reorganization or similar transaction involving the Company) unless, following the business combination, substantially all of the persons that were the beneficial owners of Holdings immediately prior to the business combination beneficially own 50% or more of the resulting entity from the business combination in substantially the same proportions as their ownership of Holdings immediately prior to the business combination;

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Executive Compensation

•	“Good Reason” is defined as follows:

For purposes of:	Good Reason generally means:

Mr. Pearson’s employment agreement

• an assignment of duties materially inconsistent with Mr. Pearson’s duties or authority or a material limitation of Mr. Pearson’s powers;

• the removal of Mr. Pearson from his positions;

• Mr. Pearson being required to be based at an office more than 75 miles from New York City;

• a diminution of Mr. Pearson’s titles;

• a material failure by the Company to comply with the agreement’s compensation provisions; and

• a failure of the Company to secure a written assumption of the agreement by any successor company.

The Supplemental Severance Plan

• material diminution of duties, authority or responsibilities;

• material reduction in base compensation (other than in connection with, and substantially proportionate to, reductions by the Company of the compensation of other similarly situated senior executives); and

• material change in the geographic location of an executive’s position.

Please note the following when reviewing the tables:

•	hypothetical payments and benefits related to equity-based awards are calculated using, as applicable the closing price of a Share on December 31, 2024;

•	it is assumed that any involuntary termination is not for “cause;” and

•

in all cases included in the table, the EQH Program Participants would have been entitled to the benefits described in the pension and non-qualified deferred compensation tables above with the exception of benefits under the ESB Plan unless otherwise indicated below.

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Executive Compensation

Name	Temporary Income Payments ($)	Lump Sum Payments ($)	EQH Equity Awards ($)

Mr. Pearson

Retirement	—	3,148,000	23,243,043

Good Reason Termination	9,529,120	3,148,000	23,243,043

Involuntary Termination	9,529,120	3,148,000	23,243,043

CIC w/o Termination	—	—	34,559,499

Death	—	—	39,296,384

Disability	—	—	39,296,384

Mr. Raju

Involuntary Termination – no CIC(1)	3,469,377	1,340,000	3,623,035

CIC w/o Termination	—	—	7,067,190

Death	—	—	8,388,175

Disability	—	—	8,388,175

Mr. Hurd

Retirement	—	1,500,000	—

Involuntary Termination – no CIC(2)	4,132,125	1,540,000	23,758,163

CIC w/o Termination	—	—	7,137,517

Death	—	—	8,254,297

Disability	—	—	8,254,297

Mr. Lane

Involuntary Termination – no CIC(3)	3,739,813	1,440,000	4,435,855

CIC w/o Termination	—	—	8,227,642

Death	—	—	9,335,363

Disability	—	—	9,335,363
(1)

If the involuntary termination was within twelve months after a CIC, or Mr. Raju resigned for “good reason” within twelve months after a CIC, the temporary income payments would have been $4,625,835. See “Involuntary Termination – no CIC” below for more information.

(2)

If the involuntary termination was within twelve months after a CIC, or Mr. Hurd resigned for “good reason” within twelve months after a CIC, the temporary income payments would have been $5,509,500. See “Involuntary Termination – no CIC” below for more information.

(3)

If the involuntary termination was within twelve months after a CIC, or Mr. Lane resigned for “good reason” within twelve months after a CIC, the temporary income payments would have been $4,986,417. See “Involuntary Termination – no CIC” below for more information.

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Executive Compensation

Retirement

Messrs. Pearson and Hurd are the only EQH Program Participants eligible to retire on the Trigger Date. For this purpose, “retirement” means termination of service on or after the normal retirement date or any early retirement date under the Retirement Plan. If Messrs. Pearson or Hurd had retired on the Trigger Date, they would have received the items described in the following table.

Item	Description

Lump Sum Payments	Messrs. Pearson and Hurd would each have received a 2024 STIC Program award equal to the lower of their respective 2023 STIC Program award and 2024 STIC Target.

EQH Equity Awards

The unvested portions of their 2024 EQH Equity Award would have been forfeited.

For Mr. Pearson, his 2022 and 2023 EQH Equity Awards would continue to vest pursuant to their terms, including satisfaction of any applicable performance criteria. Any vested options held at the time of termination would remain exercisable until the earlier of five years from the date of termination and their expiration.

For Mr. Hurd, his 2022 and 2023 EQH Equity Awards would have been forfeited.

Other	Messrs. Pearson and Hurd would each have been entitled to access to retiree medical coverage without any company subsidy as well as continued participation in the ESB Plan (the “Medical/ESB Benefits”).

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Executive Compensation

Good Reason Termination

Mr. Pearson is the only EQH Program Participant who is entitled to temporary income payments and lump sum payments (collectively, “Severance Benefits”) in connection with a termination for good reason unrelated to a CIC. If Mr. Pearson had voluntarily terminated on the Trigger Date for “good reason,” he would have received the items described in the following table.

Item	Description

Severance Benefits

Mr. Pearson waived his right to receive any benefits under the Severance Plan or the Supplemental Severance Plan. Under his employment agreement, he would have received:

• temporary income payments equal to the sum of two years of salary and two times the greatest of: (a) his most recent STIC Program award, (b) the average of his last three STIC Program awards and (c) his STIC Target; and

• a lump sum payment equal to his STIC Target.

The temporary income payments would have been paid over a two-year period beginning on the first payroll date of the Company following the 60th day after the date of termination of employment (the “Severance Period”), provided that they would cease if Mr. Pearson provided services for a competitor.

The Severance Benefits are contingent upon Mr. Pearson executing a release of all claims against the company.

EQH Equity Awards	His equity awards would have been treated as described above under “Retirement.”

Other	He would have received the Medical/ESB Benefits.

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Executive Compensation

Involuntary Termination

If Mr. Pearson’s employment had been involuntarily terminated by the Company on the Trigger Date, he would have received the items described in the following table.

Item	Description

Severance Benefits	He would have been entitled to the same Severance Benefits under his employment agreement as those due upon a termination for good reason as described above, subject to the same conditions.

EQH Equity Awards

If he signed a release of all claims against the Company:

• his 2022 and 2023 EQH Equity Awards would continue to vest pursuant to their terms, including satisfaction of any applicable performance criteria. Any vested options held at the time of termination would remain exercisable until the earlier of five years from the date of termination and their expiration.

• his 2024 EQH Equity Award would have been forfeited.

Other	He would have received the Medical/ESB Benefits.

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Executive Compensation

Involuntary Termination – No CIC

If they had experienced an involuntary termination of employment on the Trigger Date, the EQH Program Participants other than Mr. Pearson would have received the items described in the following table.

Item	Description

Severance Benefits

They would have been eligible for Severance Benefits under the Severance Plan, as supplemented by the Supplemental Severance Plan. To receive those benefits, the executives would have been required to sign a separation agreement including a release of all claims against the Company.

The Severance Benefits would have included:

• temporary income payments equal to 78 weeks of base salary (104 weeks in the case of a termination within twelve months after a CIC);

• additional temporary income payments equal to 1.5 times (two times in the case of a termination within twelve months after a CIC) the greatest of:

• the most recent annual STIC Program award paid to the executive;

• the average of the three most recent STIC Program awards paid to the executive; and

• the executive’s STIC Target; and

• a lump sum payment equal to the sum of the executive’s STIC Target and $40,000.

If, instead of an involuntary termination, the executives had resigned for “good reason” within twelve months after a CIC, they would have been entitled to the same benefits as above, subject to the same conditions.

EQH Equity Awards

Provided they executed a release of claims:

• The executives would have retained a pro rata portion of their unvested 2022 and 2023 EQH Performance Shares and RSUs, each of which would remain outstanding and vest subject to the attainment of the applicable performance or service criteria.

• Any vested EQH stock options held at the time of termination would remain exercisable until the earlier of 30 days from the date of termination and their expiration.

They would have forfeited their 2024 EQH Equity Awards.

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Executive Compensation

Change in Control w/o Termination

If there had been a CIC on the Trigger Date without any termination of employment, the EQH Program Participants would have received the items described in the following table.

Item	Description

EQH Equity Awards

Generally, in the event of a CIC, EQH Equity Awards without performance criteria that are not assumed or replaced with substitute awards having the same or better terms or conditions would fully vest and be cancelled for the same per share payment made to the stockholders in the CIC (less, in the case of stock options, the applicable exercise price).

EQH Equity Awards with performance criteria would be pro-rated at the time of the CIC based on either target or actual levels of performance, and then modified into time-vesting awards. The modified awards would then either be replaced, assumed or cashed out, as described above.

For purposes of the payments and benefits table above, we have assumed that the EQH Equity Awards are not assumed or replaced.

Death

If an EQH Program Participant had terminated employment due to death on the Trigger Date:

Item	Description

EQH Equity Awards	All EQH Equity Awards would have immediately vested. EQH stock options would have been exercisable until the earlier of one year from the date of death and their expiration. All other awards would have been immediately paid out, assuming target performance for EQH Performance Shares.

Disability

If an EQH Program Participant had terminated employment due to disability on the Trigger Date:

Item	Description

EQH Equity Awards

He would have been treated as if he continued in the employ of the Company with respect to his EQH Equity Awards. The estimated values of payouts related to awards with performance criteria at the Trigger Date assume target performance.

All EQH stock options would have been exercisable until the earlier of their expiration date and the five-year anniversary of the termination date.

Restrictive Covenants

Mr. Pearson’s Employment Agreement

Mr. Pearson is subject to a confidentiality provision, in addition to covenants with respect to non-competition during his employment and twelve months thereafter (six months if he voluntarily terminates employment without good reason) and non-solicitation of customers and employees for twelve months following his termination of employment or, if longer, during the Severance Period.

The Supplemental Severance Plan

To receive benefits under the Supplemental Severance Plan, executives are required to sign a separation agreement including a release of all claims against the Company. The agreement also must include provisions regarding non-competition and non-solicitation of customers and employees for twelve months following termination of employment.

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Executive Compensation

EQH Equity Awards

The award agreements for the EQH Equity Awards include provisions regarding non-competition and non-solicitation of customers and employees for twelve months following termination of employment. In the event that an EQH Program Participant who retains all or a portion of his equity-based award following termination of employment violates the non-competition and non-solicitation contained in his award agreement, any remaining portion of his award at the time of violation will be immediately forfeited. Also, any portion of his award that vested after termination, and any shares or cash issued upon exercise or settlement of that vested portion, will be immediately forfeited or paid to the Company together with all gains earned or accrued.

MR. BERNSTEIN

The table below and the accompanying text present the hypothetical payments and benefits that would have been payable if Mr. Bernstein terminated employment, or a CIC of AB (or, in the case of Mr. Bernstein’s EQH Equity Awards, a CIC of Holdings as defined above) occurred on December 31, 2024 (the “Trigger Date”). The payments and benefits described below are hypothetical only, as no such payments or benefits have been paid or made available. Hypothetical payments or benefits that would be due under arrangements that are generally available on the same terms to all salaried employees are not described or included in the table below.

For purposes of these tables, hypothetical payments and benefits related to Mr. Bernstein’s equity awards are calculated using the closing price of a Share on December 31, 2024, or the closing price of an AB Holding Unit on December 31, 2024 as applicable.

EQH Equity Awards

Retirement	$1,994,206

Death	$3,378,171

Disability	$3,378,171

Involuntary Termination or termination by Mr. Bernstein for good reason – no CIC	$1,994,206

CIC of Holdings without Termination	$3,006,232

Death

If Mr. Bernstein had terminated employment due to death on the Trigger Date, he would have immediately vested in the unvested portion of his EQH Equity Awards.

Disability

If Mr. Bernstein had terminated employment due to disability on the Trigger Date, he would have been treated as if he continued in the employ of the Company for purposes of his EQH Equity Awards.

Involuntary Termination – no CIC

If Mr. Bernstein’s employment had been involuntarily terminated by the Company on the Trigger Date without cause as defined above for EQH Equity Awards:

•	he would have forfeited his 2024 Equity Program award; and

•	he would have automatically vested in full in his 2023 and 2022 EQH Performance Shares and RSUs.

CIC

In the event of a CIC on the Trigger Date, the portions of his EQH Equity Awards without performance criteria that are not assumed or replaced with substitute awards having the same or better terms or conditions would fully vest and be cancelled for the same per share payment made to the stockholders in the CIC (less, in the case of stock options, the applicable exercise price).

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Executive Compensation

The portions of Mr. Bernstein’s EQH Equity Awards with performance criteria would be pro-rated at the time of the CIC based on either target or actual levels of performance, and then modified into time-vesting awards. The modified awards would then either be replaced, assumed or cashed out, as described above.

For purposes of the table above, we have assumed that Mr. Bernstein’s awards are not assumed or replaced.

AB Holding Unit Awards

Reason for Employment Termination	Cash Payments ($)	AB Holding Unit Awards ($)	Other Benefits ($) (7)
CIC of AB	—	10,027,477	—
Termination by Mr. Bernstein for good reason (1)	3,500,000	10,027,477	21,440
Termination of Mr. Bernstein’s employment by AB without cause or due to Death or Disability (2)	5,250,000	10,027,477	21,440
Termination by Mr. Bernstein for good reason or by AB without cause and within 12 months of CIC of AB (3)	7,000,000	10,027,477	21,440
Termination by Mr. Bernstein without good reason (complies with applicable agreements and restrictive covenants) under the AB Incentive Compensation Award Program (“ICAP”)	—	10,027,477	—
Death or Disability (4) (5) (6)	—	10,027,477	21,440

(1)	Under his employment agreement, if Mr. Bernstein resigns for “good reason” (as defined below) and he signs and does not revoke a waiver and release of claims, he will receive the following:

•	a cash payment equal to the sum of (a) his current base salary and (b) his bonus opportunity amount;

•	a pro rata bonus based on actual performance for the fiscal year in which the termination occurs;

•	monthly payments equal to the cost of COBRA coverage for the COBRA coverage period; and

•	following the COBRA coverage period, access to participation in AB’s medical plans as in effect from time to time at Mr. Bernstein’s (or his spouse’s) sole expense.

(2)

If Mr. Bernstein’s employment is terminated without “cause”, he will receive the amounts described in (1) above, except that the cash payment will equal 1.5 times the sum of (a) his current base salary and (b) his bonus opportunity amount.

(3)

If, during the 12 months following a CIC of AB, Mr. Bernstein is terminated without “cause” or resigns for “good reason”, he will receive the amounts described in (2) above, except that the cash payment will equal two times the sum of (a) his current base salary and (b) his bonus opportunity amount.

(4)

Under the Bernstein Employment Agreement, “disability” is defined as a good faith determination by AB that Mr. Bernstein is physically or mentally incapacitated and has been unable for a period of 180 days in the aggregate during any 12-month period to perform substantially all of the duties for which he is responsible immediately before the commencement of the incapacity.

(5)

Under the Bernstein Employment Agreement, upon termination of Mr. Bernstein’s employment due to death or disability, and after the COBRA period, AB will provide Mr. Bernstein and his spouse with access to participation in AB’s medical plans at Mr. Bernstein’s (or his spouse’s) sole expense based on a reasonably determined fair market value premium rate.

(6)

Under the applicable ICAP award agreements, “disability” is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than 12 months, as determined by the carrier of the long-term disability insurance program maintained by AB or its affiliate that covers Mr. Bernstein.

(7)	Reflects the value of group medical coverage to which Mr. Bernstein would be entitled.

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Executive Compensation

Bernstein Employment Agreement Definitions

Change in Control

A CIC of AB includes, among other events, the Company ceasing to control the election of a majority of the AB Board.

Cause

Cause generally includes Mr. Bernstein’s conviction in certain types of criminal proceedings, Mr. Bernstein’s willful refusal to substantially perform his duties or other willful behavior.

Good Reason

Good reason generally includes Mr. Bernstein’s termination after the diminution of his position, authority, duties or responsibilities, any material breach by AB of the Bernstein Employment Agreement or any material compensation agreement and other similar events.

Golden Parachute Payments

In the event any payments to Mr. Bernstein constitute “golden parachute payments” within the meaning of Section 280G of the Internal Revenue Code and would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, payments shall be reduced to the maximum amount that does not result in the imposition of such excise tax, but only if such reduction results in Mr. Bernstein receiving a higher net-after tax amount than he would receive absent the reduction.

Restrictive Covenants

Mr. Bernstein is subject to a confidentiality provision, in addition to covenants with respect to non-competition during his employment and six months thereafter and non-solicitation of customers and employees for 12 months following his termination of employment.

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PROPOSAL 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are providing stockholders with a non-binding advisory vote to express their preference on the frequency of votes to approve the compensation paid to our named executive officers. Stockholders may cast a vote in favor of an advisory vote on executive compensation being held every—one, two, or three years, or they may abstain.

This is an opportunity for our stockholders to express their preference regarding how frequently we should submit say-on-pay proposals for advisory votes by stockholders. The Board recommends an annual vote frequency, as this will enable stockholders to provide timely feedback regarding our executive compensation programs and practices and is consistent with having regular dialogue with stockholders.

The vote on the frequency of future say-on-pay votes is advisory only. The result will not be binding on the Board, although the Board does intend to consider the outcome of the vote when determining the frequency with which future say-on-pay votes will be conducted.

The Board expects to make its determination and disclose its decision to stockholders within 150 days of the Annual Meeting.

Unless the Board decides to hold an earlier say-on-pay frequency vote, we will not be required to hold another such vote until 2031.

The Compensation and Talent Committee and the Board believe that an annual advisory vote on executive compensation is in the best interests of the Company and its stockholders.

Accordingly, the Board recommends that stockholders vote in favor of a ONE YEAR frequency for future advisory votes on executive compensation.

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PROPOSAL 5: Amendment and Restatement of the Company’s 2019 Omnibus Incentive Plan

PROPOSAL 5: AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2019 OMNIBUS INCENTIVE PLAN

OVERVIEW

The Board requests that stockholders approve an amendment to, and restatement of, the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan, which was originally adopted by our Board and stockholders effective as of January 1, 2019, and subsequently amended on each of February 28, 2019, March 18, 2020 and February 16, 2021 (as so amended, the “Plan”). The Amended and Restated 2019 Omnibus Incentive Plan (the “A&R Plan”) was approved by on the Compensation & Talent Committee on March 17, 2025. A copy of the A&R Plan is attached to this Proxy Statement as Appendix B.

A total of 27,200,000 shares of Holdings’ common stock were reserved and available for issuance under the Plan, of which [    ] shares remained available for issuance as of March 24, 2025. If the A&R Plan is approved, an additional 14,500,000 shares of Holdings’ common stock will be reserved and available for issuance pursuant to the A&R Plan, which, as of the March 24, 2025 record date, represents approximately [●]% of outstanding Holdings’ common stock on a basic diluted basis. All of the additional shares of Holdings’ common stock reserved and available for issuance pursuant to the A&R Plan, if it is approved, will be available for grant in the form of incentive stock options.

The Board was assisted by its independent compensation consultant, Meridian Compensation Partners, LLC, in determining an appropriate increase to the number of authorized shares reserved under the A&R Plan, taking into account multiple factors, including the Company’s historical grant practices and current expectations with respect to future awards and the potential dilutive impact of the Plan.

The Board believes that the amendment and restatement is essential to our continued success. The amendment and restatement seeks to accomplish the following goals: (i) provide incentives that align the interests of our employees, financial professionals and directors with those of our stockholders; (ii) promote the long-term success of our business; and (iii) obtain and retain the services of the type of professional and managerial employees, financial professionals and directors considered essential to the long-range success of our business. Equity-based awards are intended to motivate high levels of performance and align the interests of our employees, financial professionals and directors with those of our stockholders by giving employees, financial professionals and directors the perspective of an owner and providing a means of recognizing their contributions to our success. The Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified individuals who help us meet our goals.

SUMMARY OF MATERIAL CHANGES IN THE A&R PLAN

The A&R Plan being submitted for approval at the Annual Meeting incorporates the provisions of the Plan as currently in effect and includes the following key modifications:

Increase in the Number of Authorized shares. An increase in the number of shares authorized to be delivered under the Plan by 14,500,000 shares, for a total number of authorized shares under the A&R Plan of 41,700,000, and an increase in the number of Incentive Stock Options that may be granted under the A&R Plan by the same amount. As of March 24, 2025, [    ] shares remained available for future grants under the Plan (determined assuming that all then-outstanding awards thereunder will be settled by delivering shares and achievement of target performance levels where applicable). Stockholder approval of the authorized share increase would bring the total amount of shares authorized and available for future grants under the A&R Plan in 2025 and subsequent years to [    ].

Increase in Limitation on Non-Employee Director Awards. The approval of the A&R Plan by the stockholders of the Company will result in an increase in the maximum value of awards granted to a non-employee director, and the maximum amount of cash paid to such non-employee, (i) $500,000 to $1,500,000 in the case of such non-employee director who is serving as the chairman of our Board, and (ii) $300,000 to $1,000,000 in the case of any other such

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non-employee director. We adjusted the non-employee director award limits to provide additional flexibility given the directorship could include additional governance oversight of both the Company and AllianceBernstein. Our director compensation program is described on page 115 of this proxy statement.

Dividend Equivalents. Under the A&R Plan, Dividend Equivalents may not be fully vested and nonforfeitable when granted and rather must not be fully vested until the related awards have been earned and shall be forfeited if the related award is forfeited.

Extend the Term of the Plan. The approval of the A&R Plan by the stockholders of the Company will result in an extension of the period during which grants may be made pursuant to the A&R Plan through the 10-year anniversary of the Annual Meeting.

Delegation by the Administrator. Under the A&R Plan, the Administrator will delegate to the Chief Operating Officer the authority and discretion to, on a case by case basis, (i) suspend, accelerate or otherwise modify the vesting of any award granted under the A&R Plan with respect to any participant who is not an “executive officer” subject to the reporting requirements under Section 16 of the Exchange Act or a non-employee director, and (ii) waive, supplement or otherwise modify the restrictive covenants for any participant (other than executive officers or non-employee directors), so that such participant’s grants are not forfeited or subject to termination or clawback.

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REASONS FOR SEEKING STOCKHOLDER APPROVAL

The Company seeks approval of the A&R Plan by stockholders to meet the requirements of the New York Stock Exchange and Section 422 of the Internal Revenue Code (the “Code”). In addition, our Board regards stockholder approval of the A&R Plan as desirable and consistent with corporate governance best practices.

KEY FEATURES OF THE A&R PLAN

The A&R Plan includes many features designed to protect stockholder interests. A summary of these features follows, and a more detailed description of the features is included under the heading “Summary of the A&R Plan” below. The summaries in this proposal do not provide a complete description of all provisions of the A&R Plan and are qualified in their entirety by reference to the full text of the A&R Plan, which is attached to this Proxy Statement as Appendix B

•	No Repricing. The A&R Plan prohibits the repricing of awards, including cash buyouts, without stockholder approval.

•

No Liberal Definition of “Change in Control.” The change in control definition contained in the A&R Plan is not a “liberal” definition that would be triggered on mere stockholder approval of a transaction.

•

No Discounted Stock Options or Stock Appreciation Rights. Except with respect to substitute awards granted in connection with a corporate transaction, all stock options and stock appreciation rights must have an exercise price or base price equal to or greater than the fair market value of the underlying shares of Holdings’ common stock on the date of grant.

•	Limitation on Term of Stock Options and Stock Appreciation Rights. The maximum term of a stock option or stock appreciation right under the A&R Plan is 10 years.

•	Clawback. Awards granted under the A&R Plan are subject to Holdings’ Clawback and Forfeiture Policy and such other clawback and/or recoupment policies as may be in effect from time to time.

•	No Automatic Grants. The A&R Plan does not provide for automatic grants to any participant.

•

No Liberal Share Recycling. Shares withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding will not again become available for issuance under the A&R Plan.

•	No Tax Gross-Ups. The A&R Plan does not provide for any tax gross-ups.

•

Double-Trigger Vesting. The A&R Plan provides that the vesting of awards that are assumed or substituted in connection with a change in control only accelerates as a result of the change in control if a participant experiences a qualifying termination on or within 24 months following the change in control.

•	Future Increases to Share Reserve Require Stockholder Approval. The A&R Plan provides that any increase in the share reserve available under the plan must be approved by our stockholders.

•	No Dividend Equivalents Prior to Vesting. No dividend equivalents may be paid until an Award has vested and no dividend equivalents may be paid to holders of stock options (including ISOs) or SARs.

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KEY DATA

The Board recognizes that the approval of this Proposal 5 will result in additional shares of Holdings’ common stock (or, as used in this proposal, “shares”) becoming available for issuance under the A&R Plan, and dilution or “overhang” for stockholders. As commonly calculated, the potential overhang resulting from the approval of the proposal would be approximately [ ]. This overhang is calculated as follows as of March 24, 2025:

Overhang
(a) Share reserve increase subject to stockholder approval	14,500,000
(b) Shares underlying awards outstanding under the Plan prior to March 24, 2025	[	]
(c) Shares currently available for future issuances	[	]
(d) Total shares requested, underlying or available for awards (a+b+c)	[	]
(e) Total shares of Holdings’ common stock outstanding	[	]
(f) Basic diluted overhang (d/e)	[	]%

The following table includes information regarding the outstanding awards and shares available for future issuance under the existing Plan as of [●], 2025 (as if the A&R Plan is not approved under this proposal):

Plan
Total shares underlying outstanding stock options(1)	[ ]
Weighted average exercise price of outstanding stock options	[ ]
Weighted average remaining contractual life of outstanding stock options	Approx. 5 years.
Total shares subject to outstanding, unvested full-value awards(2)	[ ]
Total shares currently available for grant	[ ]

(1)

For the purposes of this table, the number of securities remaining available for future issuance has been calculated assuming that any equity awards subject to performance-based vesting criteria which are being added to the Plan are earned based on performance at 100% of target. The Company did not have any stock appreciation rights outstanding as of March 24, 2025.

(2)

Full-value awards include restricted stock, time-vested restricted stock units and performance-vested restricted stock units (counting performance at 100% of target). The 2019 Omnibus Incentive Plan was the Company’s only active equity compensation plan (other than the Stock Purchase Plan, which is a non-qualified Employee Stock Purchase Plan) as of March 24, 2025.

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Burn Rate. Burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock incentive plan. The Company’s burn rate for 2024 was [ ]%, calculated by dividing the number of shares subject to awards granted during the year net of forfeitures and cancellations by the weighted average number of shares outstanding during the year.

Total Potential Dilution. Our equity plan dilution rate (or overhang) as of March 24, 2025 was [ ]% (calculated by dividing (1) the number of shares subject to awards outstanding plus the number of shares remaining available for grant under the Plan, by (2) the total number of common shares outstanding). If shareholders approve the A&R Plan, the issuance of 14,500,000 shares under the A&R Plan would increase our total potential dilution rate from [ ]% to [ ]%.

Expected Plan Duration. Based on our historic and projected future use of equity-based compensation, we estimate that the shares requested under the Plan will be sufficient to provide awards for the plan term duration. However, the actual duration of the shares reserve will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures, the need to attract, retain and incentivize key talent, and how the Company chooses to balance total compensation between cash and equity-based awards.

SUMMARY OF THE A&R PLAN

The following summary is not a complete description of all provisions of the A&R Plan and is qualified in its entirety by reference to the complete text of the A&R Plan, which is attached to this Proxy Statement as Appendix B.

Plan Administration. The A&R Plan is administered by the Board’s Compensation and Talent Committee (which together with the Board is hereinafter referred to as the “Administrator”). The Administrator has the authority, among other things, to select participants, grant awards, determine types of awards and terms and conditions of awards for participants, prescribe rules and regulations for the administration of the plan and make all decisions and determinations as deemed necessary or advisable for the administration of the A&R Plan.

The Administrator may delegate certain aspects of its authority as it deems appropriate, pursuant to the terms of the A&R Plan and to the extent permitted by applicable law, to officers or group of officers, or directors or group of directors, of the Company or its affiliates, with respect to our employees, although any award granted to any person who is a non-employee director or subject to Section 16 of the Exchange Act must be expressly approved by the Administrator. Actions of the Administrator are final, conclusive and binding.

Under the A&R Plan, the Administrator has delegated authority to the Chief Operating Officer (so long as such person is an executive officer) the authority to suspend, accelerate or modify the vesting of awards with respect to any participant who is not a non-employee director or an executive officer, and to waive or modify the restrictive covenants applicable to such participants such that awards will not be subject to forfeiture or clawback following termination in certain circumstances, in each case, as discretionarily determined by the Chief Operating Officer on a case-by-case basis.

Eligibility. Employees and financial professionals of the Company or any of our affiliates as well as the directors of the Company or any of its subsidiaries are eligible to participate in the A&R Plan, including prospective employees of the Company and our affiliates subject to the commencement of employment. As of March 24, 2025, approximately [ ] employees, financial professionals and directors were eligible to participate in the A&R Plan.

Shares Subject to the A&R Plan. A total of 27,200,000 shares of Holdings’ common stock were reserved for issuance under the Plan, of which [  ] shares remained available for issuance as of March 24, 2025. If our stockholders approve the A&R Plan, an additional 14,500,000 shares will be reserved and available for issuance under the A&R Plan. The number of shares reserved and available for issuance under the A&R Plan is subject to adjustment, as described below in the section titled “Adjustments.” Shares issued under the A&R Plan may consist of authorized but unissued

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stock or reacquired shares. Shares underlying awards that are forfeited, canceled, cash-settled, expired or otherwise terminated without delivery to a participant will again be available for issuance under the A&R Plan. Shares withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding will not again become available for issuance under the A&R Plan.

The closing price of a share of Holdings’ Common Stock as reported on the New York Stock Exchange on March 24, 2025 was $53.59 per share.

Types of Awards. The types of awards that may be available under the A&R Plan are described below. All awards described below will be subject to the terms and conditions determined by the Administrator in its sole discretion, subject to certain limitations provided in the A&R Plan. Each award granted under the A&R Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions. The A&R Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Securities Act of 1974.

Options and Stock Appreciation Rights. The Administrator is authorized to grant stock options, including both qualified incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options (“NSOs”). Stock Appreciation Rights (“SARs”) may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR’s designated “base price.” Unless otherwise determined by the Administrator, Options and SARs will vest ratably in equal annual installments over a three-year period, on the last day of the month of each of the first three anniversaries of the grant date, subject to a participant’s continued employment through each vesting date. The exercise price of an option and the base price of a SAR are determined by the Administrator, but generally may not be less than the fair market value of the shares on the date of grant. ISOs granted under the A&R Plan will be designed to conform to the applicable provisions of Section 422 of the Code, such that the aggregate fair market value, determined at the time of grant, of Holdings’ common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under the A&R Plan may not exceed $100,000 (options or portions thereof that exceed such limit will generally be treated as NSOs). In addition, no ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the shares subject to the ISO on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

The maximum term of each option or SAR will be ten years (or, five years in the case of certain ISOs, as noted above). Subject to this limit, the Administrator generally fixes the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unexercised options (and in some cases gains realized upon an earlier exercise) at or following termination of employment or upon the occurrence of other events. The Administrator may determine whether options may be exercised by payment of the exercise price in cash, net settlement, delivery of previously-owned stock and/or broker assisted sales. The Administrator will determine the methods of exercise and settlement and other terms of SARs. The Administrator may determine whether SARs are exercisable for shares or for cash.

Restricted Stock and Restricted Stock Units. The Administrator is authorized to grant restricted stock and restricted stock units. Prior to the end of the restricted period, shares granted as restricted stock may not be sold and will be forfeited in the event of termination of employment in specified circumstances. The Administrator will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends, unless otherwise determined by the Administrator.

A restricted stock unit is an unfunded and unsecured obligation to issue shares (or an equivalent cash amount) to the participant in the future. Restricted stock units become payable on terms and conditions determined by the Administrator and will vest and be settled at such times in cash, shares or other specified property, as determined by the Administrator. Unless otherwise determined by the Administrator, restricted stock units will vest ratably in equal

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annual installments over a three-year period, on the last day of the month of each of the first three anniversaries of the grant date, subject to a participant’s continued employment through each vesting date. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of restricted stock units. Participants have no rights of a stockholder as to the restricted stock units, including no voting rights or rights to dividends, until the underlying shares are issued or become payable to the participant, although the restricted stock units will receive dividend equivalents settled in shares, unless otherwise determined by the Administrator.

Performance Awards. The Administrator may grant performance awards, which may be cash-denominated awards or share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settled, or as a condition to accelerating the timing of such events. Unless otherwise determined by the Administrator, performance awards will vest at the end of a three-year performance cycle, subject to achievement of the applicable performance goals. The Administrator may specify the performance measurement period for any performance-based awards.

Other Stock-Based Compensation. Under the A&R Plan, the Administrator may grant other equity-based or equity-related awards subject to such terms and conditions as the Administrator may determine. Such awards may include the grant of dividend equivalents, which generally entitle the participant to receive amounts equal to the dividends that are paid on the stock underlying the award.

Per-Person Award Limitations. Under the A&R Plan, the maximum number of shares of stock subject to awards granted during a single calendar year to any non-employee director, taken together with any cash or other fees earned by such non-employee director during such calendar year, may not exceed (i) $1,500,000 in total value in the case of the chairman of the Board or (ii) $1,000,000 in total value in the case of each other non-employee director.

Adjustments. The number or amount of shares of stock, other property or cash covered by outstanding awards, the number and type of shares of stock that have been authorized for issuance under the A&R Plan, the exercise or purchase price of each outstanding award, and the other terms and conditions of outstanding awards, will be subject to adjustment by the Administrator in the event of any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting Holdings’ common stock.

Change in Control. In the event of a “change in control” (as defined in the A&R Plan), the Administrator may, in its discretion, provide for the assumption or substitution of outstanding awards, accelerate the vesting of outstanding awards, cash-out outstanding awards or replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced. With respect to performance awards, such awards will be modified by the Administrator in accordance with the parameters specified in the A&R Plan to remove performance goals and to substitute performance vesting requirements with time vesting requirements. With respect to any award that is assumed or substituted in connection with a “change in control,” the vesting, payment, purchase or distribution of such award will be “double-trigger” and will not be accelerated by reason of the “change in control” for any participant unless the participant’s employment is involuntarily terminated as a result of the “change in control” during a period not exceeding twenty-four months commencing on the date of the “change in control.”

Vesting, Forfeitures and Related Award Terms. The Administrator may in its discretion determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any limitation, on any award. In addition, the A&R Plan provides that following a “Change in Control,” the Administrator may take any of the following actions with respect to an award (subject to the “double-trigger” vesting limitations applicable to assumed or substituted awards described above): provide for its full vesting, provide for its termination beyond the date of full vesting, deem performance goals to have been met, provide for the settlement of an award in cash or for termination of the award or cause the award to be assumed as part of the transaction.

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Competitive Activities. Pursuant to the A&R Plan, unless otherwise determined by the Administrator or by the Chief Operating Officer pursuant to the delegation described above, in the event a participant engages in “competitive activity” (as defined in the A&R Plan) following termination of employment or service, all unvested or unpaid awards will immediately be forfeited and canceled, and any portion of such award that became vested after such termination of employment or service, and any shares of common stock or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company, together with all gains earned or accrued from those awards. In the case of equity awards granted on or after February 16, 2021, if a participant materially breaches a restrictive covenant relating to the non-solicitation of customers or employees included in an award agreement or other employment, service or similar agreement to which after termination of employment or service, then any Shares or cash issued upon exercise or settlement of all or any portion of your Awards which vested in the twelve month-period prior to your termination shall be immediately forfeited, canceled and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued upon exercise or settlement of such Awards.

Transferability. Unless otherwise determined by the Administrator, awards granted under the A&R Plan are not transferable or assignable by other than by will, by the laws of succession, pursuant to the beneficiary designation procedures approved by the Administrator or, with the prior approval of the Administrator, for estate planning purposes.

Amendment. The Administrator may amend the A&R Plan or outstanding awards at any time. Stockholders must approve any amendment if their approval is required pursuant to applicable law or the applicable rules of the national securities exchange on which the shares are traded. No amendment to the A&R Plan or outstanding awards which adversely impairs the right of a participant are permitted without the participant’s written consent.

Termination. The Plan currently provides that it will terminate on January 1, 2029 or such earlier date as determined by the Administrator. This Proposal 5 seeks to extend the term of the A&R Plan, such that the A&R Plan will terminate on the day immediately before the tenth anniversary of the date our stockholders approve this Proposal 5. If this Proposal 5 is not approved, the Plan will terminate in accordance with its existing terms without giving effect to the proposed amendment and restatement. Following any suspension or termination, the Plan or the A&R Plan, as applicable, will remain in effect to govern any then-outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.

Clawback; Sub-Plans. All awards under the A&R Plan are subject to any incentive compensation clawback or recoupment policy currently in effect, including Holdings’ Clawback and Forfeiture Policy, or any other policy as may be adopted by our Board and, in each case, as may be amended from time to time. In addition, the Administrator may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the A&R Plan by individuals who are non-U.S. nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by the Administrator to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.

No-Repricing of Awards. No awards under the A&R Plan may be repriced without stockholder approval. For purposes of the A&R Plan, “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits); (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the A&R Plan. The A&R Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as

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amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. Participants who are “insiders” under Section 16(b) of the Exchange Act may be subject to different tax treatment with respect to the grant, exercise or settlement of awards under the A&R Plan, depending on the particular Section 16(b) exemption utilized. This discussion is based on current law, is not intended to constitute tax advice and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state or local tax consequences, which may be substantially different. Holders of awards under the A&R Plan are encouraged to consult with their own tax advisors.

Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares of Holdings’ common stock and the fair market value of the shares of Holdings’ common stock on the date of exercise (or, in the case of a cash-settled stock appreciation right, the cash received), and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the Holdings’ common stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares of Holdings’ common stock have been held, and no deduction will be allowed to such participant’s employer.

Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares of Holdings’ common stock at exercise over the exercise price in his or her alternative minimum taxable income. If shares of Holdings’ common stock are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.

If shares of Holdings’ common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the grant of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code (“Section 83(b)”). In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include

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in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Any dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant. If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid for the shares. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

Restricted Stock Units. There will be no federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the shares so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Other Stock-Based Awards. The tax effects related to other stock-based awards under the A&R Plan are dependent upon the structure of the particular award.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal (including, except as described below, Social Security and Medicare tax) and applicable state and local income tax and applicable tax withholding requirements. If such participant’s year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($176,100 in 2025), such participant will not have to pay Social Security taxes on such amounts. We are required to report to the Internal Revenue Service and the appropriate state and local taxing authorities the ordinary income received by the participant and the amount of taxes withheld.

Limitations on Employer’s Compensation Deduction. Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million in any taxable year to certain current and former executive officers, other than compensation that qualifies for transitional relief applicable to certain binding, written performance-based compensation arrangements that were in place as of November 2, 2017, pursuant to the Tax Cuts and Jobs Act of 2017.

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute

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PROPOSAL 5: Amendment and Restatement of the Company’s 2019 Omnibus Incentive Plan

payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of outstanding awards under the A&R Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Section 409A. The A&R Plan and each award granted under the A&R Plan is intended to be exempt from, or comply with, the provisions of Section 409A of the Code, and will be interpreted and construed accordingly. The Administrator has the discretion and authority to amend the A&R Plan or any award agreement at any time to satisfy any requirements for exemption from or compliance with Section 409A of the Code or guidance provided by the U.S. Treasury Department to the extent applicable to the A&R Plan or any such option. If any awards under the A&R Plan are non-qualified deferred compensation within the meaning of Section 409A of the Code and do not comply with the distribution, acceleration of benefits and election requirements of Section 409A of the Code, then U.S. participants will generally have taxable income in respect of such awards in the first year that the awards are not subject to a substantial risk of forfeiture. Section 409A of the Code also imposes an additional 20% tax and interest charges on such non-compliant non-qualified deferred compensation that must also be paid in the same year that the U.S. participant recognizes taxable income.

NEW PLAN BENEFITS

No awards made under the A&R Plan prior to the date of the Annual Meeting were granted subject to stockholder approval. The selection of participants who will receive awards under the A&R Plan and the size and types of awards will be determined by the Administrator in its discretion. As such, the number or value of awards that will be granted under the A&R Plan following the Annual Meeting is not yet determinable, and it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees. If the A&R Plan is approved by stockholders, the additional shares of the Company’s Holdings’ common stock available for issuance under the A&R Plan will be registered pursuant to registration statement on Form S-8 promptly after such stockholder approval is obtained.

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PROPOSAL 5: Amendment and Restatement of the Company’s 2019 Omnibus Incentive Plan

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding the shares to be issued and the shares remaining available for issuance under our stock-based incentive plans as of December 31, 2024. The amounts shown do not include the shares that would be available for issuance under the A&R Plan if approved by stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights		Securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders
Omnibus Plan	6,708,539	(1)	$22.33	(2)	16,534,320
Stock Purchase Plan	—		—		4,000,216
Equity compensation plans not approved by security holders (3) (4)	—		—		—
Total	6,708,539		—		20,534,536

(1)

Represents 1,132,880 outstanding options, 2,840,419 outstanding RSUs and 2,735,240 outstanding performance shares as of December 31, 2024 under the 2018 & 2019 Omnibus Plan. Totals include dividend equivalents on performance shares of 68,617 and on RSUs of 137,238. The number of performance shares represents the number of shares that would be received based on maximum performance, reduced for cancellations through December 31, 2024. The actual number of shares the Administrator will award at the end of each performance period will range between 0% and 200% of the target number of units granted, based upon a measure of the reported performance of the Company relative to stated goals.

(2)	Represents the weighted average exercise price of the options disclosed in column (a).

(3)

The Equitable Holdings, Inc. Stock Purchase Plan is a non-qualified Employee Stock Purchase Plan to which up to 8,000,000 shares of common stock were authorized for issuance, all of which have been registered on Form S-8.

(4)

Through December 31, 2021, eligible participants received a 15% match on Holdings share purchases up to a maximum of $3,750 per calendar year. Beginning January 1, 2022, eligible participants will receive a 10% match on Holdings share purchases, up to a maximum of $1,000 per calendar year. Employer matching contributions will be used to purchase additional shares for the participant. Participants may not contribute more than $50,000 through payroll deductions during any calendar year.

The Board recommends that stockholders vote FOR the approval of the amendment and restatement of the Company’s 2019 Omnibus Incentive Plan as disclosed in this Proxy Statement.

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PROPOSAL 6: Amendments to the Company’s Certificate of Incorporation to limit the liability of certain officers of Company as permitted by Delaware law

PROPOSAL 6: AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY DELAWARE LAW

BACKGROUND

In 2022, the State of Delaware, which is our state of incorporation, adopted amendments to Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) to authorize Delaware corporations to eliminate or limit monetary liability for certain of their senior corporate officers for breach of the duty of due care in a manner similar to that already permitted for directors of such corporations.

The Certificate of Incorporation currently provides for the exculpation of directors but does not include a provision that allows for the exculpation of officers. As amended, Section 102(b)(7) of the DGCL provides that only certain officers may be entitled to exculpation; namely: (i) a person who is or was the Company’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual who is or was identified in our public filings as one of the most highly compensated officers of the Company; and (iii) an individual who, by written agreement with the Company, has consented to be identified as an officer for purposes of accepting service of process.

In February 2025, the Board, after careful consideration, determined that it is advisable and in the best interests of the Company and its stockholders to amend the Certificate of Incorporation to limit the liability of the officers of the Company to the extent permitted by Section 102(b)(7) of the DGCL.

In making this recommendation, the Board took into account multiple factors, including the narrow class and type of claims from which such officers can be exculpated from liability under Section 102(b)(7) of the DGCL and the benefits the Board believes would accrue to the Company by providing such limited exculpation, including, without limitation, the ability to attract and retain experienced officers and the potential to reduce litigation costs associated with frivolous lawsuits. In the absence of such protection, qualified officers might be deterred from serving as officers of the Company due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit.

If approved, the amendment to the Certificate of Incorporation proposed under this Proposal 6 would only allow for the exculpation of applicable officers in connection with certain claims brought by stockholders to the extent permitted under the DGCL, but importantly would not eliminate officers’ personal liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. This means that the Board will retain the right to bring appropriate actions against officers and that stockholder derivative claims against officers for breach of the duty of care may continue to be brought if demand requirements are met.

Furthermore, like the provisions limiting the liability of directors, the limitation on liability of officers would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

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PROPOSAL 6: Amendments to the Company’s Certificate of Incorporation to limit the liability of certain officers of Company as permitted by Delaware law

PROPOSED CHANGES

In February 2025, the Board unanimously adopted and declared advisable the amendment to the Certificate of Incorporation as set forth in Appendix C (the “Proposed Certificate of Incorporation”), which includes the following proposed amendment subject to this Proposal 6:

•	Amending Article FIFTH to limit the liability of certain officers of the Company to the extent permitted by the DGCL.

•	Certain other miscellaneous changes to update and clarify the terms of the Certificate of Incorporation.

The foregoing summary of the proposed amendments to the Certificate of Incorporation subject to this Proposal 6 is qualified in its entirety by reference to the applicable amendment in full as set forth in Appendix C, which shows marked changes. We encourage stockholders to review the full text of the Proposed Certificate of Incorporation in Appendix C.

IMPACT OF THE PROPOSAL

If our stockholders adopt this Proposal 6, the Proposed amendments to the Certificate of Incorporation related to officer exculpation contained in Appendix C would become effective upon the filing of the Proposed Certificate of Incorporation with the Secretary of State of the State of Delaware. We will also file the Proposed Certificate of Incorporation on a Form 8-K promptly following the Annual Meeting.

If the exculpation amendments to the Proposed Certificate of Incorporation are rejected by our stockholders, the current Certificate of Incorporation with respect to exculpation will remain in effect.

The Board recommends that stockholders vote FOR the approval of the amendments of the Company’s current Certificate of Incorporation to limit of the liability of certain officers of the Company as permitted by Delaware law.

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PROPOSAL 7: Amendments to the Company’s Certificate of Incorporation and By-laws to create a stockholder right to call a special meeting

PROPOSAL 7: AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND BY-LAWS TO CREATE A STOCKHOLDER RIGHT TO CALL A SPECIAL MEETING

BACKGROUND

The current Certificate of Incorporation and By-laws of the Company provide that special meetings of our stockholders may be called only by the Chair of the Board, the Chief Executive Officer or pursuant to a resolution of the Board adopted by at least a majority of the directors then in office.

Our Nominating and Corporate Governance Committee and our Board regularly review our overall governance structure, evolving corporate governance practices and stockholder engagement efforts. As a part of this review, the Board has carefully considered the advantages and disadvantages of establishing a stockholder right to call such a special meeting, including under the circumstances described in the stockholder proposal set forth in Proposal 8 of this proxy statement.

Consistent with its commitment to investor views, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to amend our current Certificate of Incorporation and By-laws to provide our stockholders with the right to call special meetings of our stockholders as described in this Proposal 7. However, the Board cannot unilaterally adopt the proposal as a stockholder vote to amend the Certificate of Incorporation is necessary under Delaware law.

PROPOSED CHANGES

In February 2025, the Board unanimously adopted, subject to stockholder approval, the Third Amended and Restated Certificate of Incorporation of the Company as set forth in Appendix C to enable our stockholders to call a special meeting. If this Proposal 7 is approved by our stockholders, the Proposed Certificate of Incorporation would become effective upon its filing with the Secretary of State of the State of Delaware.

Additionally, the Board unanimously approved a resolution to amend our current By-laws and adopt the Seventh Amended and Restated By-laws as set forth in Appendix D (the “Proposed By-laws”) to provide our stockholders owning, and who have owned continuously for at least one year, 15% or more of our common stock the right to require the Company to call a special meeting, subject to certain specified procedures and limitations. As further described below, the Board believes this ownership threshold strikes the appropriate balance between enhancing stockholder access and minimizing the potential harms associated with allowing a very small number of stockholders to call a special meeting. The Proposed By-laws are intended to become effective contemporaneously with the Proposed Certificate of Incorporation, if the Proposed Certificate of Incorporation is approved by our stockholders.

The following are descriptions of proposed changes to be reflected in the Proposed Certificate of Incorporation and the Proposed By-laws and are summaries only. The below summaries are qualified in their entirety by reference to the Proposed Certificate of Incorporation and the Proposed By-laws attached to this Proxy Statement as Appendices C and D, respectively, with additions of text indicated by blue underlining and deletions of text indicated by red strike-throughs.

The following changes relating to Proposal 7 are reflected in the Proposed Certificate of Incorporation:

•	Amending Article SEVENTH to reflect that a special meeting of the stockholders of the Company may be called in the manner as set forth in the By-laws.

•	Certain other miscellaneous changes to update and clarify the terms of the Certificate of Incorporation.

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PROPOSAL 7: Amendments to the Company’s Certificate of Incorporation and By-laws to create a stockholder right to call a special meeting

The following changes relating to Proposal 7 are reflected in the Proposed By-laws:

•

Providing that one or more of our stockholders who own, and who have owned continuously for at least one year, 15% or more of our common stock may call a special meeting, in the manner and calculated in accordance with the Proposed By-laws.

•	Specifying the information required to be set forth in a written request to call a special meeting.

•

Providing that any disposition of shares that count toward the 15% ownership threshold would be treated as a revocation of a stockholder request for a special meeting with respect to those shares if the unrevoked requests represent less than 15% of the voting power of all outstanding shares of common stock, in which case the Board would have the discretion to cancel the special meeting.

•

Stating that the business to be transacted at a stockholder-requested special meeting would be limited to (i) the business stated in a valid special meeting request and (ii) any additional business that the Board determines to include in the notice for such special meeting.

•	Specifying that the Company shall not be required to call a special meeting of stockholders upon a stockholder’s request, if, in the good faith determination by the Board, such request:

•	does not comply fully with the Proposed By-laws;

•	relates to an item of business that is not a proper subject for stockholder action under Delaware law;

•

if the date on which a valid stockholder meeting request has been received by the Secretary of the Company occurs during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding year’s annual stockholder meeting and ending on the earlier of the date of the next annual meeting and 30 days after the first anniversary of the date of the previous meeting;

•

that relates to an item of business that is identical or substantially similar to any item of business (a “Similar Item”) (other than the election of directors) that was presented at a stockholder meeting held within 12 months before the special meeting request is received;

•

relates to a Similar Item (including, without limitation, the election or removal of directors) that was presented at a meeting of stockholders held within 120 days before the special meeting request is received;

•

relates to a Similar Item that is included in the Company’s notice of meeting for a stockholder meeting that has been called but not yet held or that is called for a date within 120 days of the receipt of the special meeting request; and/or

•	that was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law.

We encourage stockholders to review the full text of the Proposed Certificate of Incorporation and the Proposed By-laws in Appendices C and D, respectively.

RATIONALE FOR THE PROPOSED AMENDMENTS

The stockholder proposal set forth in Proposal 8 below requests that the Company adopt a special meeting right with a 10% ownership threshold. The Board recognizes that providing stockholders the ability to call special meetings is viewed by some to be an important corporate governance practice, but believes that the 15% ownership threshold proposed by the Board in this Proposal 7 strikes the appropriate balance between enhancing stockholder access and minimizing potential harms associated with allowing a very small number of stockholders to call a special meeting.

In particular, based on the Company’s stock ownership as described on page 124, if the 10% threshold proposed in Proposal 8 were adopted, two such stockholders, or even a single stockholder, could require that a special meeting be called. Therefore, such a low 10% threshold proposed in Proposal 8 would increase the risk that special meetings are

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PROPOSAL 7: Amendments to the Company’s Certificate of Incorporation and By-laws to create a stockholder right to call a special meeting called by a few stockholders focused on narrow or short-term interests. Further, even if stockholders are unable to obtain support from a majority, those who might seek to call a special meeting could subject the Company to considerable expense, distract management and the Board from important business initiatives, or seek self-interested concessions in exchange for avoiding a special meeting.

For those and other reasons, the 10% ownership threshold requested by the stockholder in Proposal 8 diverges from common Fortune 500 company practice. In contrast, the 15% threshold proposed by the Board is clearly aligned with such companies, with approximately 80% of Fortune 500 companies using a 15%-or-higher threshold, or simply prohibiting the right for stockholders to call special meetings.

Given these considerations, as well as the Company’s sustained success, ongoing stockholder engagement and robust corporate governance practices, the Board believes that the 15% threshold will benefit stockholder access and Board accountability, while helping to ensure that special meetings are only called to discuss critical, time-sensitive issues that cannot be delayed until the Company’s next annual meeting.

IMPACT OF THE PROPOSAL

If our stockholders adopt this Proposal 7, the Proposed Certificate of Incorporation and the Proposed By-laws contained in Appendices C and D, respectively, would become effective upon the filing of the Proposed Certificate of Incorporation with the Secretary of State of the State of Delaware. We will also file the Proposed Certificate of Incorporation and Proposed By-laws on a Form 8-K promptly following the Annual Meeting.

If the Proposed Certificate of Incorporation and the Proposed By-laws are rejected by our stockholders, the current Certificate of Incorporation and By-law provisions with respect to special meeting rights will continue to remain in existence; that is, special meetings may only be called by the Chair of the Board, the Chief Executive Officer or pursuant to a resolution of the Board adopted by at least a majority of the directors then in office.

The Board recommends that stockholders vote FOR the approval of the amendments of the Company’s current Certificate of Incorporation and By-laws to enable adoption of a stockholder right to call a special meeting, as described in this Proposal 7.

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PROPOSAL 8: Stockholder Proposal

The following proposal has been submitted to the Company for action at the Annual Meeting by John Chevedden. Mr. Chevedden’s address and shareholdings will be provided promptly upon receipt of a written or oral request. The text of his proposal is as follows:

The Board recommends that stockholders vote AGAINST this proposal.

PROPOSAL 8: GIVE SHAREHOLDERS THE ABILITY TO CALL A SPECIAL SHAREHOLDER MEETING

Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. This includes that all the requirements for shareholders to call a special shareholder meeting be included in the bylaws.

A shareholder right to call for a special shareholder meeting, as called for in this proposal, can help make shareholder engagement meaningful. A shareholder right to call for a special shareholder meeting will help ensure that the Equitable Holdings Board and management engages with shareholders in good faith because shareholders will have a viable Plan B by calling for a special shareholder meeting.

Companies like to claim that shareholders have multiple means to communicate with management but in most cases these means are as effective as mailing a letter to the CEO.

Since a special shareholder meeting can be called to replace a director, adoption of this proposal could foster better performance by our directors.

With the widespread use of online shareholder meetings it is much easier for management to conduct a special shareholder meeting for important issues and Equitable Holdings bylaws thus need to be updated accordingly.

Please vote yes:

Give Shareholders the Ability to Call for a Special Shareholder Meeting - Proposal 8

THE BOARD’S STATEMENT IN RESPONSE

After a review of evolving corporate governance practices, and consistent with its commitment to investor views, the Board recognizes that providing stockholders the ability to call special meetings is viewed by some to be an important corporate governance practice. However, as described in Proposal 7 above, the Board believes that its proposed 15% ownership threshold strikes the appropriate balance between enhancing stockholder access and minimizing potential harms associated with allowing a very small number of stockholders to call a special meeting.

In particular, based on the Company’s stock ownership as described on page 124, if the 10% threshold proposed in this Proposal 8 were adopted, two such stockholders, or even a single stockholder, could require that a special meeting be called. Therefore, such a low 10% threshold would increase the risk that special meetings are called by a few stockholders focused on narrow or short-term interests. Further, even if stockholders are unable to obtain support from a majority, those who might seek to call a special meeting could subject the Company to considerable expense, distract management and the Board from important business initiatives, or seek self-interested concessions in exchange for avoiding a special meeting.

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PROPOSAL 8: Stockholder Proposal

For those and other reasons, the 10% ownership threshold requested by the stockholder in this Proposal 8 diverges from common Fortune 500 company practice. In contrast, the 15% threshold proposed by the Board in Proposal 7 above is clearly aligned with such companies, with approximately 80% of Fortune 500 companies using a 15%-or-higher threshold, or simply prohibiting the right for stockholders to call special meetings.

The Board further believes that such a 10% threshold is unnecessary in light of the Company’s current robust governance practices, including:

•	annual election of directors;

•	majority voting for director nominees;

•	no supermajority vote requirements to amend the incorporation documents;

•	independent Board chair;

•	independent Board, other than our CEO; and

Given the above considerations, the Company’s sustained success, ongoing stockholder engagement and the recommended adoption of the 15% threshold described in Proposal 7, the Board believes this Proposal 8 is unnecessary and not in the best interests of the Company and its stockholders.

Therefore, our Board recommends that our stockholders vote AGAINST this Proposal 8.

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Board and Corporate Governance Practices

BOARD AND CORPORATE GOVERNANCE PRACTICES

We believe that effective corporate governance policies and practices help us deliver sustainable, long-term value to our stockholders.

These policies and practices are contained in our governance documents, including our Certificate of Incorporation, By-laws, Corporate Governance Guidelines and Committee charters. This section describes the key features of our Board practices and corporate governance program.

Stockholder Engagement

Since establishing an investor and proxy advisory firm outreach and engagement program, we have continued to discuss business background about the Company, the composition of our Board, our corporate governance structure and practices, our executive compensation programs and ESG initiatives and reporting with top stockholders representing a significant number of the outstanding shares and proxy advisory firms. During engagement discussions in 2024 and in prior years, we highlighted progress on maturing our governance profile since our IPO and received a high level of support for our corporate governance strategy with its focus on building a Board with experienced and qualified members and independent leadership. Investors also expressed support of our compensation programs, which was reflected in the 96.1% say-on-pay approval percentage we received at our 2024 annual meeting of stockholders.

Please see the “ESG at Equitable Holdings” section for further details concerning the Company’s ESG strategy. We look forward to continuing the dialogue we have established with our stakeholders through regular outreach and engagement.

Director Nominations

Nominations for election as a director at our annual meetings of stockholders may be made by our Board in the notice of meeting or any supplement thereto, or by a stockholder or stockholders in compliance with the advance notice provisions set forth in the By-laws. Our Nominating and Corporate Governance Committee recommends director nominees and may identify potential nominees through a variety of means, including referrals from current directors, executive officers and stockholders or recommendations from professional search firms. The Committee has retained a leading professional search firm to support identification and recruiting of director candidates, including for the most recent addition to our Board in January of 2025.

In recommending candidates for nomination by the Board, the Nominating and Corporate Governance Committee takes into consideration the candidate’s skills and qualifications, NYSE listing requirements, the ability of candidates to support the diversity of our Board as a whole, other board commitments and any other criteria the Board may establish from time to time. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. Proxies cannot be voted for a greater number of persons than the nominees named. If any nominee selected by Holdings becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Holdings. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

Board Leadership Structure

Our Board is led by our independent Chair, Ms. Lamm-Tennant who was appointed Chair in October 2021. Chair Lamm-Tennant is the first female independent Chair of Equitable Holdings. As stated in our Corporate Governance Guidelines, the Board’s policy is to choose whether to separate the offices of Chair of the Board and CEO on a case-by-case basis. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chair and CEO in any way that is in the best interests of Holdings at a given point in time. The Board believes this governance structure currently promotes a balance between the Board’s independent authority to

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Board and Corporate Governance Practices

oversee our business and the CEO and the management team’s management of the business on a day-to-day basis. If the Board chooses to combine the offices of Chair and CEO in the future, a lead director will be appointed annually by the independent directors. The Board expects to periodically review its leadership structure to ensure that it continues to meet our needs.

Director Independence

Our Board considers annually whether each of its members is Independent for purposes of NYSE listing standards which provide that a director is “independent” if our Board determines that the director does not have any direct or indirect material relationship with the Company.

Our Board has affirmatively determined, after considering all of the relevant facts and circumstances, that Chair Lamm-Tennant and current Directors Dachille, Hondal, Isaacs-Lowe, Kaye, MacKay, Scott, Stansfield and Stonehill are each independent as defined under applicable NYSE and SEC listing standards, rules and regulations. These determinations were based, in part, on detailed information provided by each director regarding their business and professional relationships, and those of their family members, with the Company and those entities with which we have significant business or financial interactions.

In making its independence determinations, our Nominating and Corporate Governance Committee and our Board considered both the “bright line” independence criteria set forth in NYSE rules, as well as other relationships which, although not expressly inconsistent with independence under NYSE, may nevertheless have been determined to constitute a “material direct or indirect relationship” that would prevent a director from being independent. These included relationships and transactions in the following categories, which our Nominating and Corporate Governance Committee and our Board have deemed immaterial to the director’s independence due to the nature of the relationship or transaction or the amount involved:

•	holdings of equity or debt securities of companies with which certain directors are affiliated and which were ordinary course and immaterial in amount; and

•	membership on the board of an affiliate or subsidiary.

Director Outside Affiliations

Under our Corporate Governance Guidelines, no director may sit on more than four (including Holdings) public company boards (for the avoidance of doubt, a public company is a company with publicly traded equity and any controlled subsidiaries are not counted separately). Directors who are employed on a full-time basis by a public company are allowed to serve on no more than three public company boards. Directors are required to advise the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board. With the consent of the Board, a director may temporarily exceed the limit on the number of public company boards on which the director serves if the director has stated their intention to leave an outside public board within a reasonable time. The Nominating and Corporate Governance Committee reviews existing director outside affiliations and time commitments annually and takes public company board leadership positions into account for purposes of overboarding determinations. Currently, all directors are in compliance with the outside affiliation requirements laid out in the Corporate Governance Guidelines and were in compliance throughout 2024.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are scheduled to be held during each regular meeting of the Board. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the independent Chair presides. The committees of the Board, as described more fully below, also meet periodically in executive session.

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Board and Corporate Governance Practices

Succession Planning and Talent Management

The Board is active in its oversight of succession planning and talent management. Both the Compensation and Talent Committee and the Board review at least annually succession plans and talent management reports, including a review of short– and long–term succession plans for critical roles and diversity, recruiting and development programs. In addition, the Committee reviews the talent pipeline for specific key roles. Our directors meet regularly with senior leaders in the context of Board and Committee business, giving them an opportunity to assess the qualifications of these individuals. Recent succession and talent management plans have also focused on the execution of management’s diversity and inclusion strategy.

Risk Oversight

The Board oversees management of significant risks facing the Company. The Board’s leadership structure, with an independent Board Chair, independent committees, including an independent Finance and Risk Committee, supports effective risk oversight. The Board administers its risk oversight responsibilities by receiving, in addition to regular business, strategic and other reports from management and advisors, reports on enterprise risk management and specific risk topics from the Chief Risk Officer and has allocated oversight of certain risks to committees of the Board (as described below and in the “Information About Our Board Committees” and further detailed in the “ESG at Equitable Holdings” sections).

In addition to regular attendance at the Board meetings, the Chief Risk Officer is also invited to meetings of committees to address specific risk topics. The Chief Risk Officer reports at least quarterly to the Finance and Risk Committee on the Company’s risk appetite framework and provides a comprehensive overview of the Company’s risks and key risk indicators. In connection with its duty to review and discuss with management the Company’s risk assessment and risk management, the Audit Committee meets regularly with the Chief Risk Officer in regular and executive sessions.

The Board has designated the Audit Committee as the Board’s principal forum for oversight of the Company’s financial controls risk exposures as well as cybersecurity risk. In addition to regular reports from its Audit Committee, the Board receives at least annual updates on the cybersecurity program (the “Program”) and threats directly from the Equitable Chief Information Security Office (the “CISO”). The CISO also meets on an individual basis at least quarterly, or more frequently as needed, with members of executive management with cybersecurity oversight responsibility, and has the authority to escalate disagreements with management regarding cybersecurity risks and management of such risks directly to the Board. The Program leverages industry-leading frameworks, including the National Institute of Standards and Technology Framework Cyber Security Framework (“NIST CSF”). The NIST CSF provides standards, guidelines and best practices on managing cybersecurity risk, as well as the organization, improvement and assessment of the Program. The Audit Committee receives reports on risks related to cybersecurity at least quarterly from the CISO. The Audit Committee also receives reports on cybersecurity risks from the Company’s internal audit function and periodically receives reports from an external cybersecurity advisor. The Board also fulfills its cyber oversight duty through the Company’s subsidiary structure. The Audit Committees of Equitable Financial and AB receive regular reports from their respective chief security officers on cyber risk matters with ultimate reporting to the Holdings Board.

The Compensation and Talent Committee facilitates the Board’s oversight of management succession planning and, as detailed in “Succession Planning and Talent Management,” the Board receives reports directly from management on risks related to succession planning for the Chief Executive Officer, executive officers and certain key roles. The Chief Risk Officer reports to the Compensation and Talent Committee annually in connection with its oversight of certain compensation programs to ensure they contribute to prudent decision-making and avoid an incentive to take excessive risk.

The Company’s internal risk governance structure supports effective risk management. The Chief Risk Officer oversees an independent enterprise risk management function that administers and enforces an enterprise risk appetite

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Board and Corporate Governance Practices

framework and reports directly to the Chief Executive Officer. The Chief Risk Officer serves on various management committees along with senior leaders from functions independent of the businesses, such as the Chief Legal Officer and Chief Operating Officer.

Information About Our Board Committees

The Board has designated five standing Board committees to assist the Board in carrying out its duties: Audit, Compensation and Talent, Executive, Finance and Risk, and Nominating and Corporate Governance. Each of the Audit, Compensation and Talent, Finance and Risk, and Nominating and Corporate Governance Committees has a Board-approved, written charter, which describes that Committee’s role and responsibilities. Current, printable copies of the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are posted on our website at https://ir.equitableholdings.com. The Committee Chairs approve the meeting agendas for their respective committees.

Each committee regularly reports on the matters discussed during its meetings to the full Board and presents recommendations on actions requiring Board approval. On an annual basis, each Committee conducts an evaluation of its performance and reviews the adequacy of and may propose changes to its charter for Board approval. The process for annual evaluation is considered and determined each year by the Nominating and Corporate Governance Committee and generally includes a review of significant Board and Committee matters over the past year, discussions held in executive sessions regarding Board and Committee effectiveness and performance and development of any action plan for future implementation. From time to time, the Nominating and Corporate Governance Committee may engage an external third-party resource to facilitate the annual evaluation. Each Committee has full authority to retain, at the Company’s expense, independent advisors or consultants.

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The table below provides additional information about our committees, including their composition, number of meetings held in 2024 and their primary roles and responsibilities, including their roles in the oversight of risk management.

Audit Committee

Members:

Daniel G. Kaye (Chair)

Arlene Isaacs-Lowe

Craig MacKay

All current Audit Committee members are independent. In addition, the Board has determined that each current Audit Committee member is “financially literate” under NYSE rules and regulations and is an “audit committee financial expert” under SEC rules and regulations.

Number of Meetings in 2024: 9

Key Roles and Responsibilities:

• Assist the Board in overseeing the financial reporting process and the quality and integrity of our financial statements;

• Assist the Board in overseeing the qualifications and independence and performance of our independent auditor;

• Assist the Board in overseeing our accounting, financial and external reporting policies and practices;

• Assist the Board in overseeing the performance of our internal audit function;

• Assist the Board in overseeing our compliance with legal and regulatory requirements, including without limitation, any requirements promulgated by the PCAOB and the FASB;

• Prepare the report of the Audit Committee required to be included in our annual proxy statement; and

• Exercise an oversight function, as contemplated by the Implementation Guide of the National Association of Insurance Commissioners for the Annual Financial Reporting Model Regulation, over the statutory financial reporting of certain wholly-owned insurance company subsidiaries and any captive reinsurance company subsidiaries of the Company subject to the Model Audit Rule.

Role in Risk Oversight

The Audit Committee’s role in risk oversight includes oversight of the integrity of the Company’s financial statements, internal controls, legal and regulatory compliance, cybersecurity, artificial intelligence and data privacy threats.

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Compensation and Talent Committee

Members:

Bertram L. Scott (Chair)

Francis A. Hondal

Arlene Isaacs-Lowe

George Stansfield (since May 22, 2024)

All current Compensation and Talent Committee members are independent and are “non-employee directors” for purposes of Section 16 of the Exchange Act.

Number of Meetings in 2024: 5

Key Roles and Responsibilities:

• Discharge the Board’s responsibilities relating to compensation of our executive officers;

• Prepare any report on executive compensation required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

• Review reports regarding enterprise talent and development programs, diversity and inclusion, and attrition and hiring as it deems appropriate;

• Recommend to the Board the appointment of senior and executive officers; and

• Take such other actions relating to the compensation and benefits structure of the Company as the committee deems necessary or appropriate.

Role in Risk Oversight

The Compensation and Talent Committee oversees risks related to human capital management, design and operation of executive compensation plans and non-employee director compensation and supports Board oversight of management succession planning and talent management.

Executive Committee

Members:

Joan Lamm-Tennant (Chair)

Mark Pearson

Charles G.T. Stonehill

Number of Meetings in 2024: 0

Key Roles and Responsibilities:

Exercise the authority of the Board in oversight of the Company between meetings of the Board with specified exceptions.

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Finance and Risk Committee

Members:

Charles G.T. Stonehill (Chair)

Douglas Dachille (since February 13, 2025)

Francis A. Hondal (until February 13, 2025)

Dan Kaye (until May 22, 2024)

Craig MacKay

George Stansfield (since May 22, 2024)

All current Finance and Risk Committee members are independent.

Number of Meetings in 2024: 5

Key Roles and Responsibilities:

Monitor, review and assist the Board in overseeing:

• financial and capital markets related matters;

• strategies that bear on the long-term financial sustainability of the Company;

• the governance of significant risk throughout the Company; and

• the establishment and ongoing monitoring of our risk profile, risk capacity and risk appetite.

Role in Risk Oversight

The Finance and Risk Committee oversees, among other matters, risks related to liquidity, capital management and the Company’s enterprise risk management program. See “Board and Corporate Governance Practices – Risk Oversight” and “ESG at Equitable Holdings” for additional information regarding the Board’s risk oversight framework.

Nominating and Corporate Governance Committee

Members:

Daniel G. Kaye (Chair)

Arlene Isaacs-Lowe

Bertram L. Scott

George Stansfield (since May 22, 2024)

All current Nominating and Corporate Governance Committee members are independent.

Number of Meetings in 2024: 4

Key Roles and Responsibilities

• Identify individuals qualified and suitable to become Board members and recommend to the Board the director nominees for each annual meeting of stockholders;

• Develop and recommend to the Board a set of corporate governance principles applicable to Holdings;

• Otherwise take a leadership role in shaping the corporate governance of Holdings; and

• Oversees the Company’s strategy regarding environmental stewardship, sustainability, corporate social responsibility matters and political giving.

Role in Risk Oversight

The Nominating and Corporate Governance Committee oversees risks related to Board governance, succession planning for the Board and its committees, the Company’s corporate governance framework and environmental stewardship, sustainability and corporate social responsibility.

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ESG at Equitable Holdings

The Equitable Holdings Board oversees ESG strategy directly, through its committees, and through certain subsidiary boards and committees. The Nominating and Corporate Governance Committee is the designated focus committee responsible for oversight of the Company’s ESG strategy. In 2024, the Board and its committees met regularly to discuss related opportunities and risks.

The following is an overview of governance of ESG related matters:

Audit Committee: Legal, regulatory and compliance; internal controls and operational risks including cybersecurity, generative artificial intelligence and data privacy

Compensation and Talent Committee: Human capital management including workplace wellness, engagement and inclusion

Finance and Risk Committee: Enterprise risk management including physical and transition risks of climate change

Investment Committee:11 Investment risk within the General Account portfolio including our ESG investment philosophy and guiding principles, ESG integration and Impact Investing activities

Nominating and Corporate Governance Committee: Overall ESG strategy including Board diversity, experience and independence and governance profile

The Holdings ESG Data Center at https://equitableholdings.com/about-us/Data-disclosures includes, among other information, the following information for Holdings and each of its franchises – Equitable and AllianceBernstein:

	Equitable	AllianceBernstein	Equitable Holdings
ESG Report and Data	✓ ESG Report	✓ Global Stewardship Statement and Report	✓ ESG Data Center
EEO-1 Workforce Data	✓ EEO-1 Supplemental Data	✓ EEO-1 Supplemental Data	✓ Consolidated EEO-1 Report
Disclosures aligned with Sustainability Accounting Standards Board (SASB)	✓ SASB – Insurance sector	✓ SASB – Asset Management & Custody Activities
Climate Change and Disclosures aligned with Taskforce for Climate- related Financial Disclosures (TCFD)	✓ TCFD	✓ Climate Change Statement and TCFD	✓ Statement on Managing Climate Risk
Responsible/Sustainable Financing		✓ Responsibility Report	✓ Sustainable Financing Framework and Annual Report
Political Activity	✓ Political Engagement Statement and Political Engagement Report	✓ Statement on Political Influence

To learn more about Holdings’ sustainability efforts, please visit https://equitableholdings.com/about-us/Data-disclosures. The Equitable ESG Report and the AllianceBernstein Global Stewardship Statement and Report, or any other information from the Holdings, Equitable and AllianceBernstein websites, is not a part of or incorporated by reference into this Proxy Statement.

[11]	Reference is to the Investment Committees of Equitable Financial and Equitable America.

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Board Meetings and Director Attendance

Our Board held five meetings during the year ended December 31, 2024. In 2023, each Director attended at least 93% of the meetings of the Board and the Committees on which he or she served. Directors are expected to attend our annual meeting and all of our directors then serving on the Board attended our 2024 annual meeting.

Directors Compensation

The following table provides information on compensation that was paid to our directors in 2024 by the Company, other than Mr. Pearson whose compensation is fully reflected in the “Summary Compensation Table” above.

During 2024, Messrs. Kaye and Stonehill and Ms. Lamm-Tennant served on the AB Board in addition to the Holdings Board. We believe their presence on the AB Board was important due to their deep knowledge of the Company and their relevant experience and expertise. Such service on the AB Board required a significant time commitment since AB’s business involves significantly different business, legal and other considerations than our retirement and protection businesses at Holdings, and AB is a publicly-traded company with its own governance, disclosure and investor considerations, separate from those at Holdings. Given the time and effort required, we believe it is appropriate to compensate these directors for their services as directors of AB in addition to their services as directors of Holdings. Their AB compensation is consistent with that paid to other independent directors of the AB Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (2) (3)	Total ($)
Hondal, Francis	125,000	175,039	300,039
Isaacs-Lowe, Arlene	125,000	175,039	300,039
Kaye, Daniel	282,875	345,039	627,914
Lamm-Tennant, Joan	368,875	450,038	818,913
MacKay, Craig	125,000	175,039	300,039
Scott, Bertram	150,000	175,039	325,039
Stansfield, George	125,000	175,039	300,039
Stonehill, Charles (1)	316,375	345,039	661,414

(1)	Director Stonehill’s “Fees Earned or Paid in Cash” figure includes $20,000 received in connection with his role as Chair of the Investment Committees of Equitable Financial and Equitable America.

(2)

The amounts reported in this column represent the aggregate grant date fair value of Holdings common stock and Restricted AB Holding Units granted to directors in 2024 in accordance with FASB ASC Topic 718, and the assumptions made in calculating them can be found in Note 15 of the Notes to Holdings’ Consolidated Financial Statements. The grant date fair value of each award is as follows:

	Holdings Common Stock ($)	Restricted AB Holding Units ($)
Ms. Hondal	175,039	—
Ms. Isaacs-Lowe	175,039	—
Mr. Kaye	175,039	170,000
Ms. Lamm-Tennant	280,038	170,000
Mr. MacKay	175,039	—
Mr. Scott	175,039	—
Mr. Stansfield	175,039	—
Mr. Stonehill	175,039	170,000

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(3)	As of December 31, 2024, the directors had outstanding awards as follows:

Restricted AB Holding Units (#)
Ms. Hondal	—
Ms. Isaacs-Lowe	—
Mr. Kaye	44,702
Ms. Lamm-Tennant	16,225
Mr. MacKay	—
Mr. Scott	10
Mr. Stansfield	—
Mr. Stonehill	25,923

Cash Retainers and Meeting Fees

The Compensation and Talent Committee engaged Meridian to perform a competitive analysis of Holdings’ non-employee director compensation programs for 2024. As part of its analysis, Meridian reviewed the competitiveness of Holdings’ non-employee director compensation levels and evaluated the elements used to deliver board pay, using the following peer group:

EQH Non-Employee Director Compensation Peer Group
Ameriprise Financial, Inc. Brighthouse Financial, Inc. Corebridge Financial Jackson Financial Lincoln National Corporation Manulife Financial Corporation	Principal Financial Group, Inc. Prudential Financial, Inc. Sun Life Financial, Inc. Unum Group Voya Financial, Inc.

Meridian also conducted a study of AB Director pay for 2024 using the following peer group:

AB Director Compensation Peer Group
Affiliated Managers. Artisan Partners BrightSphere Franklin Resources Invesco	Janus Henderson Northern Trust SEI Investments T. Rowe Price Victory Capital

Based on the studies, which Meridian confirmed to be reasonable taken together, were approved by the appropriate committee for 2024:

•

For Holdings, an increase of (i) $15,000 to the annual equity retainer (from $160,000 to $175,000) for non-employee directors and (ii) $5,000 to the additional annual equity retainer (from $100,000 to $105,000) for the Independent Chair.

•	For AB, an increase of $7,750 to the annual cash retainer (from $90,000 to $97,750) for non-employee directors.

In summarizing the above changes to both Holdings’ and AB’s non-employee director compensation programs for 2024:

•

Holdings non-employee directors receive an annual cash retainer of $125,000, and the Independent Chair receives an additional cash retainer of $100,000. Committee Chairs receive the following additional cash retainers:

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•	Audit Committee – $35,000

•	Compensation and Talent Committee – $25,000

•	Nominating and Corporate Governance Committee – $20,000

•	Finance and Risk Committee – $20,000

AB non-employee directors receive an annual cash retainer of $97,750 and annual cash retainers relating to committee service as follows:

•	an annual retainer of $50,000 for acting as Independent Chair of the AB Board of Directors;

•	an annual retainer of $37,500 for acting as Chair of the AB Audit Committee;

•	an annual retainer of $20,000 for acting as Chair of the AB Compensation and Workplace Practices Committee;

•	an annual retainer of $13,500 for acting as Chair of the AB Governance Committee;

•	an annual retainer of $12,500 for serving as a member of the AB Audit Committee;

•	an annual retainer of $9,000 for serving as a member of the AB Compensation and Workplace Practices Committee; and

•	an annual retainer of $3,000 for serving as a member of the AB Governance Committee.

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Equity Awards

Holdings’ Common Stock

Non-employee directors of Holdings receive an annual equity retainer consisting of shares of Holdings’ common stock with a value of $175,000. The Independent Chair receives an additional $105,000 equity retainer.

Restricted AB Holdings Units

AB non-employee directors receive an annual equity retainer consisting of restricted AB Holding Units with a value of $170,000. These awards vest ratably on each of the first three anniversaries of the grant date. The restricted AB Holding Units are not forfeitable, except if the director is terminated for cause.

Benefits

Charitable Award Program for Directors

Under a prior charitable award program, the non-employee directors other than Messrs. Dachille and MacKay and Mses. Isaacs-Lowe, Lamm-Tennant and Hondal may designate up to five charitable organizations and/or education institutions to receive an aggregate donation of $500,000 after their deaths. Although the Company may purchase life insurance policies insuring the lives of the directors to financially support the program, it has not elected to do so.

Matching Gifts

Non-employee directors of Holdings may participate in the Equitable Foundation’s Matching Gifts program. Under this program, the Equitable Foundation matches donations made by participants to public charities of $50 or more, up to $2,000 per year.

Business Travel Accident Insurance

All Holdings directors are covered for accidental loss of life while traveling to, or returning from:

•	Board or committee meetings;

•	trips taken at our request; and

•	trips for which the director is compensated.

Each director is covered up to four times annual compensation, subject to certain maximums.

Director Education

All directors are encouraged to attend director education programs as they deem appropriate to stay abreast of developments in corporate governance and best practices relevant to their contribution to the Board generally, as well as to their responsibilities in their specific committee assignments and other roles. Holdings generally reimburses non-employee directors for the cost to attend director education programs offered by third parties, including related reasonable travel and lodging expenses, up to a maximum amount of $5,000 per director each calendar year.

Director Stock Ownership Guidelines

Our non-employee directors are required to hold five times the value of their annual cash retainer (excluding retainers related to committee service) in Holdings common stock. The directors are required to retain 50% of any Holdings common stock received as compensation until the ownership requirement is achieved.

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Corporate Governance Guidelines

The Board has adopted the Corporate Governance Guidelines as a general framework to assist it in carrying out its responsibility for the business and affairs of the Company and in furtherance of its continuing effort to enhance its corporate governance. The Corporate Governance Guidelines are available without charge on the investor portion of our website at https://ir.equitableholdings.com.

Codes of Conduct

We have a Code of Business Conduct and Ethics that applies to all of our officers, employees and directors, and a Financial Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer, senior corporate officers with financial, accounting and reporting responsibilities, including the Chief Accounting Officer, and any other employee performing similar tasks or functions for the Company. The Code of Business Conduct and Ethics and the Financial Code of Ethics each address matters such as conflicts of interest, confidentiality, fair dealing and compliance with laws and regulations. The Code of Business Conduct and Ethics and the Financial Code of Ethics are available without charge on the investor relations portion of our website at https://ir.equitableholdings.com.

We will promptly disclose any substantive changes in or waiver of, together with reasons for any waiver of, either of these codes granted to our directors or officers, including our Chief Executive Officer, Chief Financial Officer, senior corporate officers with financial, accounting and reporting responsibilities, including the Chief Accounting Officer, and any other employee performing similar tasks or functions for the Company, by posting such information on our website at https://ir.equitableholdings.com.

Corporate Governance of AB

AB’s activities are managed and controlled by the General Partner. The board of directors of the General Partner acts as the board of directors of each of AB Holding and ABLP. Neither ABLP Unitholders nor AB Holding Unitholders have any rights to manage or control AB Holding or ABLP or to elect directors of the General Partner. The General Partner is an indirect, wholly-owned subsidiary of Holdings.

The General Partner does not receive any compensation from ABLP and AB Holding for services rendered to them as their general partner. The General Partner holds a 1% general partnership interest in ABLP and 100,000 units of general partnership interest in AB Holding. Each general partnership unit in AB Holding is entitled to receive distributions equal to those received by each AB Holding Unit.

The General Partner is entitled to reimbursement for any expenses it incurs in carrying out its activities as general partner of ABLP and AB Holding, including compensation paid by the General Partner to its directors and officers (to the extent such persons are not compensated directly by AB).

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Approval Policy

Our Board has approved the Equitable Holdings, Inc. Related Person Transaction Policy (the “Related Person Transaction Policy”) which sets forth procedures with respect to the review and approval of related person transactions. Under the policy, any potential related person transaction is required to be reported to our legal department, which will then determine whether it should be submitted to our Audit Committee for consideration. The Audit Committee must then review and decide whether to approve the transaction.

For the purposes of the Related Person Transaction Policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.

A “Related Person,” as defined in the Related Person Transaction Policy, means:

•	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

•	any person who is known to be the beneficial owner of more than 5% of our Shares;

•	any immediate family member of any of the foregoing persons; and

•

any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owner in which such person has a beneficial ownership interest of 10% or more.

Any transaction involving AB is not subject to the Related Person Transaction Policy so long as AB maintains separate policies or procedures for the review of related party transactions.

Generally, the partnership agreements for each of AB Holding and ABLP expressly permit its affiliates to provide services to AB Holding and ABLP if the terms of the transaction are approved by the General Partner in good faith as being comparable to (or more favorable to each such partnership than) those that would prevail in a transaction with an unaffiliated party. This requirement is conclusively presumed to be satisfied as to any transaction or arrangement that (i) in the reasonable and good faith judgment of the General Partner, meets that unaffiliated party standard, or (ii) has been approved by a majority of those directors of the General Partner who are not also directors, officers or employees of an affiliate of the General Partner.

In practice, ABLP’s management pricing committees review investment advisory agreements with affiliates, which is the manner in which the General Partner reaches a judgment regarding the appropriateness of the fees. Other transactions with affiliates are submitted to ABLP’s audit committee for review and approval.

From time to time, we may engage in ordinary course transactions with an entity or affiliate of an entity that is the beneficial owner of more than 5% of our outstanding common stock. All of our transactions with these greater than 5% holders and their affiliates were arm’s-length transactions entered into in the ordinary course of business, with management and other fees based on the prevailing rates for non-related persons. For example, in May 2020 we announced that BlackRock selected Equitable as one of two insurers to help deliver LifePath Paycheck™, an investment solution being developed by BlackRock.

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Director Indemnification Agreements

In connection with the IPO, we entered into indemnification agreements with certain of our directors. The indemnification agreements provide the directors with contractual rights to indemnification and expense rights.

Information About Our Executive Officers

Our executive leadership team members, headed by our Chief Executive Officer and President, Mark Pearson (whose biographical information appears with our other director nominees’ information), are as follows:

Seth Bernstein, Head of Asset Management

Mr. Bernstein, age 63, has been the President and Chief Executive Officer of AllianceBernstein Corporation since 2017 and is Head of Asset Management and a member of the Company’s Management Committee. Mr. Bernstein is also a director of AllianceBernstein Corporation. From 2014 to 2017, Mr. Bernstein was Managing Director and Global Head of Managed Solutions and Strategy at JPMorgan Asset Management. In this role, he was responsible for the management of all discretionary assets within the Private Banking client segment. From 2012 to 2014, Mr. Bernstein was Managing Director and Global Head of Asset Management Solutions for JPMorgan Chase & Co. Among other roles, Mr. Bernstein was Managing Director and Global Head of Fixed Income & Currency from 2002 to 2012. Previously, Mr. Bernstein served as Chief Financial Officer at JPMorgan Chase’s investment management and private banking division.

José Ramón González, Chief Legal Officer and Secretary

Mr. González, age 58, leads the Company’s Legal and Compliance functions and is responsible for ensuring outstanding corporate governance across the Company and its two principal franchises, Equitable and AllianceBernstein. Mr. González is also a member of the Management Committee. Prior to joining Equitable in March 2021, Mr. González held a number of senior leadership roles in the insurance industry, serving as Executive Vice President and General Counsel of CNA from 2019 to March 2021, Chief Legal Officer and Corporate Secretary of QBE North America from 2014 to 2019, and Group General Counsel and Corporate Secretary at Torus Insurance from 2011 to 2014. Mr. González also held numerous leadership roles over the course of 12 years within the legal function of AIG and began his career as a Corporate Associate with the law firm of Weil, Gotshal & Manges LLP.

Jeffrey J. Hurd, Chief Operating Officer

Mr. Hurd, age 58, has strategic oversight for the Company’s Human Resources, Information Technology, Operations, Communications, Corporate Real Estate and Security departments and is a member of the Company’s Management Committee. Mr. Hurd also has responsibility for the Company’s Innovation and Design Office, which is implementing the Company’s agile transformation. Prior to joining the Company in January 2018, Mr. Hurd held various senior leadership positions at American International Group, Inc. (“AIG”), where he most recently served as Executive Vice President and Chief Operating Officer. Mr. Hurd joined AIG in 1998 and served in various leadership positions there, including Chief Human Resources Officer, Chief Administrative Officer, Deputy General Counsel and Head of Asset Management Restructuring. Mr. Hurd also currently serves on the Board of Directors of AllianceBernstein Corporation.

Nick Lane, Head of Retirement, Wealth Management & Protection Solutions

Mr. Lane, age 52, oversees all aspects of the Company’s retirement and protection business, including Individual Retirement, Group Retirement and Protection Solutions, as well as distribution, and serves as a member of the Company’s Management Committee. Mr. Lane also serves as President of Equitable. Mr. Lane has held various leadership roles with AXA and Equitable since joining Equitable (then a subsidiary of AXA) in 2005 as Senior Vice President of the Strategic Initiatives Group. He has served as President and CEO of AXA Japan, Senior Executive Director at Equitable with responsibilities across commercial divisions, and Head of AXA Global Strategy overseeing AXA’s five-year strategic plan across 60 countries. Prior to joining Equitable, Mr. Lane was a consultant for McKinsey & Company and a Captain in the United States Marine Corps. Mr. Lane also currently serves on the Board of Directors of AllianceBernstein Corporation.

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Robin M. Raju, Chief Financial Officer

Mr. Raju, age 43, is responsible for all Treasury, Investment Management (General Account and Separate Accounts), Investor Relations, Corporate Development/M&A, Actuarial, Accounting/Controlling, Corporate Tax, Financial Planning & Analysis, Expense Management and Distribution Finance areas. He also serves as a member of the Company’s Management Committee. Prior to becoming Chief Financial Officer in April 2021, Mr. Raju was Head of Individual Retirement, driving the strategy for that business area, including distribution, product, inforce portfolio, M&A, capital, hedging and strategic relationships. Prior to that, he was Treasurer of Holdings and Business Chief Financial Officer for the Company’s Life, Retirement and Wealth Management businesses, where he played a key role in managing the capital and financials that underpin the Company’s business segments. He also led Holdings’ preparation for its successful IPO in 2018. Since joining the Company in 2004, Mr. Raju has held positions in the Office of the CEO, Equitable Funds Management Group, and with Equitable Advisors, LLC. He also spent three years at AXA Global Life and Savings at AXA S.A. headquarters in Paris.

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise set forth in the footnotes to the table, the following table sets forth information as of March 24, 2025, with respect to the ownership of our common stock by:

•	each person known to own beneficially more than five percent of our common stock;

•	each of our current directors;

•	each of our current named executive officers; and

•	all of our current executive officers and directors as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Percentage computations are based on 306,828,703 shares of our shares outstanding as of March 24, 2025.

Unless otherwise set forth in the footnotes to the table, the address for each listed stockholder is c/o 1345 Avenue of the Americas, New York, New York 10105.

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Holdings Common Stock

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Douglas Dachille	0	*
José Ramón González(1)	148,021	*
Francis A. Hondal	21,394	*
Arlene Isaacs-Lowe	14,770	*
Daniel G. Kaye	58,063	*
Joan Lamm-Tennant	42,463	*
Craig MacKay	14,906	*
Mark Pearson(2)	1,685,450	*
Robin M. Raju(3)	295,774	*
Bertram L. Scott	25,208	*
George Stansfield	35,434	*
Charles G. T. Stonehill	34,064	*
Seth Bernstein(4)	144,823	*
Jeffrey J. Hurd(5)	427,919	*
Nick Lane(6)	334,331	*
All current directors and executive officers as a group (15 persons)(7)	3,282,620	<1.1%

*	Number of shares listed represents less than one percent of the outstanding Holdings common stock.

(1)	Includes 57,100 shares of unvested EQH Performance Shares.

(2)	Includes (i) 406,400 shares Mr. Pearson can acquire within 60 days under option plans and (ii) 515,533 shares of unvested EQH Performance Shares.

(3)	Includes (i) 25,888 shares Mr. Raju can acquire within 60 days under option plans and (ii) 121,238 shares of unvested EQH Performance Shares.

(4)	Includes 42,107 shares of unvested EQH Performance Shares.

(5)	Includes (i) 209,833 shares Mr. Hurd can acquire within 60 days under option plans and (ii) 109,739 shares of unvested EQH Performance Shares.

(6)	Includes (i) 64,417 shares Mr. Lane can acquire within 60 days under option plans and (ii) 122,917 shares of unvested EQH Performance Shares.

(7)	Includes (i) 706,538 shares the directors and executive officers as a group can acquire within 60 days under option plans and (ii) 968,634 shares of unvested EQH Performance Shares.

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Following are the only persons known to us to be the beneficial owners of more than five percent of any class of our voting securities based on information provided in the most recently publicly available Schedule 13G filings as of March 24, 2025.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	38,012,452	11.23%

BlackRock Inc.(2) 55 East 52nd Street New York, NY 10055	32,843,336	9.7%

T. Rowe Price Associates, Inc.(3) 100 East Pratt Street Baltimore, MD 21202	20,810,719	6.6%

Canada Pension Plan Investment Board(4) One Queen Street East Suite 2500 Toronto, Ontario M5C 2W5	18,166,769	5.4%

(1)

Based on a Schedule 13G/A filed with the SEC on or about February 13, 2024, by The Vanguard Group, reporting beneficial ownership as of December 31, 2023, with no sole voting power with respect to any of the Shares, shared voting power with respect to 274,012 of the Shares, sole dispositive power with respect to 37,142,728 of the Shares and shared dispositive power with respect to 869,724 of the Shares.

(2)

Based on a Schedule 13G/A filed with the SEC on January 24, 2024, by BlackRock Inc., reporting beneficial ownership as of December 31, 2023, with sole voting power with respect to 28,964,179 of the Shares, sole dispositive power with respect to 32,220,514 of the Shares and no shared voting power and no shared dispositive power with respect to any of the Shares.

(3)

Based on a Schedule 13G/A filed with the SEC on or about November 14, 2024, by T. Rowe Price Associates, Inc., reporting beneficial ownership as of September 30, 2024, with sole voting power with respect to 19,381,175 of the Shares, sole dispositive power with respect to 20,810,719 of the Shares and no shared voting power and no shared dispositive power with respect to any of the Shares.

(4)

Based on a Schedule 13G/A filed with the SEC on or about February 13, 2024, by Canada Pension Plan Investment Board., reporting beneficial ownership as of December 31, 2023, with sole voting power with respect to 18,166,769 of the Shares, sole dispositive power with respect to 18,166,769 Shares and no shared voting power and no shared dispositive power with respect to any of the Shares.

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Certain Relationships and Related Person Transactions

The following table sets forth information as of March 24, 2025, regarding the ownership of AB Holding Units and AB Units by each of our current directors and current executive officers and by all of our current directors and executive officers as a group.

AB Holding Units and AB Units	AllianceBernstein Holding L.P.		AllianceBernstein L.P.

Name of Beneficial Owner	Number of Units Owned(1)	Percent of Class	Number of Units Owned(1)	Percent of Class
Douglas Dachille	—	—	—	—
José Ramón González	—	—	—	—
Francis Hondal	—	—	—	—
Arlene Isaacs-Lowe	—	—	—	—
Daniel G. Kaye	44,702	*	—	—
Joan Lamm-Tennant	16,225	—	—	—
Craig MacKay	—	—	—	—
Mark Pearson	—	—	—	—
Robin M. Raju	—	—	—	—
Bertram L. Scott	10	*	—	—
George Stansfield	—	—	—	—
Charles G. T. Stonehill	25,923	*	—	—
Seth Bernstein(2)	773,294	*	—	—
Jeffrey J. Hurd	—	—	—	—
Nick Lane	—	—	—	—
All current directors and executive officers as a group (15 persons)	860,154	*	—	—

*	Number of AB Holding Units listed represents less than 1% of the units outstanding.

(1)	Excludes units beneficially owned by Holdings and its subsidiaries.

(2)	Includes 503,090 AB Holdings Units that have not yet vested or with respect to which Mr. Bernstein has deferred delivery.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Based on the information available to us during fiscal year 2024, we believe that all applicable Section 16(a) filing requirements were met on a timely basis, other than:

•

On February 16, 2024, due to an administrative oversight a late Form 4 filing was made on behalf of Chief Accounting Officer William Eckert in connection with a sale of 2,162 shares of common stock by Mr. Eckert on August 13, 2021.

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THE ANNUAL MEETING, VOTING AND OTHER INFORMATION

Overview

Our Board is soliciting proxies in connection with our Annual Meeting. Under the rules of the SEC, when the Board asks you for your proxy, it must provide you with a proxy statement and certain other materials (including an annual report to stockholders), containing certain required information. These materials were first made available, sent or given to stockholders on or about April 4, 2025.

The “Proxy Materials” include:

•	this Proxy Statement;

•	a notice of our 2025 Annual Meeting of Stockholders (which is attached to this Proxy Statement); and

•	our Annual Report to Stockholders for 2024.

If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also include a proxy card or voting instruction form. If you received or accessed these materials via the Internet, your proxy card or voting instruction form are available to be filled out and executed electronically.

Attending the Annual Meeting

Date and Time

Wednesday, May 21, 2025, at 8:00 a.m., Eastern Daylight Time

Location

Via the Internet at www.virtualshareholdermeeting.com/EQH2025

Who May Attend?

Only holders of Shares as of the Record Date, March 24, 2025, or their authorized representatives or proxies, may attend the Annual Meeting.

Admission

In order to access the Annual Meeting, you will be asked to provide your 16-digit control number. Instructions on how to attend and participate via the Internet will be posted at www.virtualshareholdermeeting.com. Information contained on this website is not incorporated by reference into this Proxy Statement or any other report we file with the SEC.

You will be able to vote electronically and submit questions during the meeting at www.virtualshareholdermeeting.com/EQH2025.

Questions

You may submit a question during the meeting via the virtual stockholder meeting website, www.virtualshareholdermeeting.com/EQH2025 (the “VSM Website”). During the meeting, a designated text box will be available on the VSM Website for you to submit your question. The CEO, another director, or an appropriate officer of the Company will endeavor to respond to all questions pertinent to matters properly before the meeting and that otherwise comply with the meeting’s Rules of Procedure. The Company will post the Rules of Procedure prior to the meeting on its investor relations website, https://ir.equitableholdings.com; the Rules of Procedure will also be available on the VSM Website during the meeting. The Rules of Procedure will generally require that questions be relevant to the meeting, pertinent to matters properly before the meeting, and briefly stated; likewise, questions or

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remarks using offensive or abusive language will be deemed out of order. Questions on similar topics may be combined and answered together. All stockholder questions submitted during the meeting, except questions that violate the Rules of Procedure, will be posted on the Company’s investor relations site, https://ir.equitableholdings.com, following the meeting, together with the Company’s responses.

Technical Difficulties and Support

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/EQH2025.

If you encounter technical difficulties accessing our meeting or asking questions during the meeting, technical support information will be available on the login page of www.virtualshareholdermeeting.com/EQH2025.

Directors’ Attendance at the Annual Meeting

Directors are expected to attend all annual meetings of stockholders, and all of our directors then serving on the Board attended our 2024 annual meeting.

Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting

There were 306,828,703 shares outstanding as of the close of business on the Record Date of March 24, 2025. All holders of record of shares outstanding at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each Share outstanding as of the Record Date is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Your Vote is Important

The Board requests that you submit a proxy to vote your Shares as soon as possible. Your voting instructions are confidential and will not be disclosed to persons other than those recording the vote, except if you make a written comment on the proxy card, otherwise communicate your vote to management or authorize such disclosure. You will also be able to vote electronically during the meeting at www.virtualshareholdermeeting.com/EQH2025.

Quorum Requirement

The holders of a majority of the voting power of all outstanding Shares at the Record Date must be present in person through the Internet or represented by proxy to constitute a quorum to conduct the Annual Meeting. Shares for which valid proxies are delivered or that are held by a stockholder that attends the Annual Meeting in person through the Internet will be considered part of the quorum. Once a Share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjourned meeting. Shares for which abstentions and “broker non-votes” (explained below) occur are counted as present and entitled to vote for purposes of determining whether a quorum is present.

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Voting Your Shares

Holders of Record

If your Shares are registered in your name with our transfer agent, Computershare, you are a “holder of record” of those Shares. A holder of record may cause the holder’s Shares to be voted in any of the following ways:

Internet

Prior to the Annual Meeting

Please log on to www.proxyvote.com and submit a proxy to vote your Shares by 11:59 p.m., Eastern Daylight Time, on May 20, 2025.

During the Annual Meeting

Please log on to www.virtualshareholdermeeting.com/EQH2025 and submit a proxy to vote your Shares during the Annual Meeting beginning at 8:00 a.m., Eastern Daylight Time, on May 21, 2025.

Telephone Please call the number on your proxy card until 11:59 p.m., Eastern Daylight Time, on May 20, 2025.

Mail

If you received printed copies of the proxy materials, please complete, sign and return your proxy card by mail to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717 so that it is received prior to the Annual Meeting.

These instructions appear on your Notice or proxy card. If you submit a proxy on the Internet or by telephone, please have your Notice or proxy card available for reference when you do so. If you submit a proxy via the Internet or by telephone, please do not mail in your proxy card.

For holders of record, proxies submitted by mail, on the Internet or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you execute, date and deliver a proxy card but do not specify how your Shares are to be voted, the proxies will vote as recommended by the Board on all matters on the agenda for the Annual Meeting (see “Proposals for Your Vote”) and will use their discretion with respect to any other matters properly presented for a vote at our Annual Meeting or any postponement or adjournment thereof.

Holders in Street Name

If your Shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a holder of Shares in “street name”. The organization holding your account will have provided you with proxy materials. As the beneficial owner, you have the right to direct the organization how to vote the Shares held in your account. You will also be able to vote your Shares at the Annual Meeting by logging into the Virtual Annual Meeting website, www.virtualshareholdermeeting.com/EQH2025, using the 16-digit control number provided with your proxy materials.

If you are a holder of Shares in street name and you do not submit voting instructions to your broker, bank or other intermediary, the intermediary generally may vote your Shares in its discretion only on routine matters. Intermediaries do not have discretion to vote their clients’ Shares on non-routine matters in the absence of voting instructions from the beneficial stockholder. At the Annual Meeting, only Proposal 2 (ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2025) is considered routine and may be voted upon by the intermediary if you do not submit voting instructions. All other proposals on the agenda for the Annual Meeting are non-routine matters, and intermediaries may not use their discretion to vote on these proposals in the absence of voting instructions from you. These “broker non-votes” will not affect the outcome of the vote with respect to

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Proposals 1, 3, 4 and 5 and will have the same effect as a vote against Proposals 6, 7, and 8. There will be no broker non-votes associated with Proposal 2, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your Shares are held in street name and you do not give your bank or broker instructions on how to vote on Proposal 2, your shares will be voted by the broker in its discretion.

Changing Your Vote or Revoking Your Proxy

If you are a holder of record and wish to revoke your proxy instructions, you must either (1) subsequently submit a proxy via the Internet or by telephone, which will be available until 11:59 p.m., Eastern Daylight Time, May 20, 2025; (2) sign, date and deliver a later-dated proxy card so that it is received before the Annual Meeting; (3) submit a written revocation; (4) send a notice of revocation via the Internet at www.proxyvote.com; or (5) attend the meeting via the Internet at www.virtualshareholdermeeting.com/EQH2025 and vote your Shares. If you hold your Shares in street name, you must follow the instructions of your broker, bank or other intermediary to revoke your voting instructions.

Vote Required for Each Proposal

Proposal 1 – Election of Directors

Board Recommendation: FOR each of the Company’s nominees.

Vote Required: The number of votes cast for a nominee’s election must exceed the number of votes cast against such nominee’s election. Nominees who do not receive an affirmative vote of at least a majority of votes cast are required to tender their resignation for consideration by the Company’s Board of Directors.

Effect of Abstentions: No effect.

Effect of Broker Non-Votes: No effect.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person through the Internet or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Effect of Abstentions: Same effect as a vote AGAINST the proposal.

Effect of Broker Non-Votes: There will be no broker non-votes associated with this proposal, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your Shares are held in “street name” and you do not give your bank or broker instructions on how to vote, your Shares will be voted by the broker in its discretion.

Proposal 3 – Advisory Vote on Executive Compensation

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person through the Internet or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Effect of Abstentions: Same effect as a vote AGAINST the proposal.

Effect of Broker Non-Votes: No effect.

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Board Recommendation: FOR – ONE YEAR

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person through the Internet or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. If none of the options

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receives the approval of a majority of a quorum at the Annual Meeting, the Board will consider as the non-binding selection of the stockholders the frequency that receives the greatest number of votes.

Effect of Abstentions: No effect.

Effect of Broker Non-Votes: No effect.

Proposal 5 – Amendment and Restatement of the Company’s 2019 Omnibus Incentive Plan

Board Recommendation: FOR

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person through the Internet or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Effect of Abstentions: Same effect as a vote AGAINST the proposal.

Effect of Broker Non-Votes: No effect.

Proposal 6 – Amendments to the Company’s Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by Delaware law

Board Recommendation: FOR

Vote Required: Affirmative vote of at least a majority of the votes of the outstanding Shares entitled to vote on the subject matter.

Effect of Abstentions: Same effect as a vote AGAINST the proposal.

Effect of Broker Non-Votes: Same effect as a vote AGAINST the proposal.

Proposal 7 – Amendments to the Company’s Certificate of Incorporation and By-laws to create a stockholder right to call a special meeting

Board Recommendation: FOR

Vote Required: Affirmative vote of at least a majority of the votes of the outstanding Shares entitled to vote on the subject matter.

Effect of Abstentions: Same effect as a vote AGAINST the proposal.

Effect of Broker Non-Votes: Same effect as a vote AGAINST the proposal.

Proposal 8 – Stockholder Proposal

Board Recommendation: AGAINST

Vote Required: Affirmative vote of the majority in voting power of the Shares present in person through the Internet or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Effect of Abstentions: Same effect as a vote AGAINST the proposal.

Effect of Broker Non-Votes: Same effect as a vote AGAINST the proposal.

Matters to be Presented

We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the meeting, unless otherwise provided, the proxies will use their own judgment to vote your Shares. If the meeting is adjourned or postponed, the proxies can vote your Shares at the adjournment or postponement as well.

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Delivery of Proxy Materials

Notice and Access

We are using “notice and access” procedures to distribute our proxy materials to our stockholders. This method reduces the amount of paper used in producing proxy materials and lowers the costs associated with mailing the proxy materials to stockholders. We are mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to stockholders. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or e-mail copy. The Notice further provides instructions on how stockholders may elect to receive proxy materials in the future in printed form or by electronic mail. To select a method of delivery while voting is open, holders of record may follow the instructions when voting online at www.proxyvote.com. At any time, you may also choose your method of delivery of the proxy materials by visiting www.proxyvote.com. If you own Shares indirectly through a broker, bank or other intermediary, please contact the intermediary for additional information regarding delivery options.

Holders of record will have the Notice or proxy materials delivered directly to your mailing address or electronically if you have previously consented to that delivery method.

Holders of Shares in street name will have the proxy materials or the Notice forwarded to you by the intermediary that holds the Shares.

Eliminating Duplicative Proxy Materials

To reduce the expenses of delivering duplicate proxy materials to stockholders, we are relying upon SEC rules that permit us to deliver only one set of proxy materials to multiple stockholders who share an address (known as “householding”), unless we receive contrary instructions from any stockholder at that address. All stockholders sharing an address will receive in a single envelope a single Proxy Statement and Annual Report, along with individual proxy cards or individual Notices for each stockholder. If you are a stockholder who shares an address and last name with one or more other stockholders and would like to revoke your householding consent and receive a separate copy of the Proxy Statement and Annual Report or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge Householding Department at 51 Mercedes Way, Edgewood, NY 11717 or 1-866-540-7095. You will be removed from the householding program within 30 days of receipt of the revocation of your consent. Additional copies of our proxy materials are available upon request by contacting Investor Relations at our principal executive offices or by emailing your request to ir@equitable.com.

Proxy Solicitation Costs

Our Board is responsible for the solicitation of proxies for the Annual Meeting. We have also retained Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902 to aid in the solicitation of brokers, banks, institutional and other stockholders for a fee of approximately $10,000, plus reimbursement of expenses. Broadridge Financial Solutions, Inc. will also assist us in the distribution of proxy materials and provide voting and tabulation services for the Annual Meeting. All costs of the solicitation of proxies will be borne by us. We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or nominees for forwarding proxy materials to street name holders. In addition, our directors, officers and employees may solicit proxies by telephone or other means of communication personally. Our directors, officers and employees will receive no additional compensation for these services other than their regular compensation.

Vote Tabulation

Votes will be tabulated by Broadridge Financial Solutions, Inc.

Inspector of Election

The Board has appointed a representative of Broadridge Financial Solutions, Inc. as Inspector of Election for the Annual Meeting.

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Results of the Vote

We expect to announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the meeting. If only preliminary voting results are available for reporting in the Form 8-K, we will amend the Form 8-K to report final voting results within four business days after the final voting results are known.

Other Information

Proposals for the 2026 Annual Meeting of Stockholders

Proposals for inclusion in our proxy statement

A stockholder who wishes to present a proposal for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8 must submit such proposal to the Secretary at our principal executive offices. Proposals must be received no later than the close of business on December 5, 2025, or such other date that we announce in accordance with SEC rules and our By-laws. Proposals must comply with all requirements of Exchange Act Rule 14a-8. Submitting a proposal does not guarantee its inclusion, which is governed by SEC rules and other applicable requirements.

Other stockholder proposals and director nominations

Under the notice provision of our By-laws, for director nominations or other business to be properly brought before an annual meeting by a stockholder where such nominees or business is not to be included in our proxy statement, the stockholder must deliver notice in writing to our Secretary, at our principal executive offices, not later than the close of business on February 20, 2026, nor earlier than the close of business on January 20, 2026. The notice must contain the notice and informational requirements described under Section 1.11 of our By-laws and applicable SEC rules, including, as appropriate, those set forth in Rule 14a-19 of the Exchange Act. The Chair of the meeting may refuse to acknowledge or introduce any stockholder nomination or business if it was not timely submitted or does not comply with our By-laws.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) and “Compensation and Talent Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

Annual Report on Form 10-K

We will provide to stockholders without charge, upon written request, a hard copy of our Form 10-K, including financial statements and financial statement schedules, but without exhibits. We will also furnish to requesting stockholders any exhibit to the Form 10-K upon the payment of reasonable expenses incurred by us in furnishing such exhibit. Requests should be directed to Investor Relations at our principal executive offices or by emailing your request to ir@equitable.com. The Form 10-K, along with all of our other SEC filings, may also be accessed at https://ir.equitableholdings.com or at the website of the SEC at www.sec.gov.

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Forward-Looking Statements

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon the Company. In particular, these include statements relating to future actions, prospective products or services, future performance or results of current and anticipated products or services, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, trends and uncertainties. Many such factors will be important in determining the actual future results of the Company. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2024 (the “2024 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2025, any Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed by the Company with the SEC after the date of the 2024 Form 10-K under the captions “Note Regarding Forward-Looking Statements and Information” or “Risk Factors,” and other filings the Company makes with the SEC. The Company does not undertake any obligation to publicly correct or update any forward-looking statement if the Company later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures the Company makes on related subjects in reports to the SEC.

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Appendix A

APPENDIX A:

NON-GAAP FINANCIAL MEASURES

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including assets under management and administration and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings

Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product Market Risk Benefits (“MRBs”). This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:

•

Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;

•	Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;

•

Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•

Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated Variable Interest Entity

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Appendix A

investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase Universal Life (“UL”) policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional Cost of Insurance (“COI”) litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to liability for future policy benefits (“LFPB”) when the majority of the impact relates to the non-core business; and

•

Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.

In the fourth quarter of 2023, the Company updated its operating earnings measure to exclude the impact of realized amounts related to equity classified instruments. The recognition of the realized capital gains and losses from investments in current net investment income is generally considered distortive and not reflective of the ongoing core business activities of the segments. The presentation of operating earnings in prior periods was not revised to reflect this modification. The impact to operating earnings was immaterial for the year ended December 31, 2023.

In the first quarter of 2024, the Company began allocating to its business segments collateral expense resulting from a designated rate to be paid on the collateral held back to counterparties. The new segment allocation methodology for collateral expense is based on the income earned on cash equivalents held in the surplus segments and income earned in portfolios backing collateral expenses, such that the collateral expense would be allocated to the segments up to that amount. Any remaining amount is included within Corporate and Other. This expense was previously recorded in Corporate and Other with no allocation to our business segments in prior reporting periods.

The presentation of operating earnings in prior periods was not revised to reflect this modification, however, the Company estimated that allocating collateral expense to the segments for the twelve months ended December 31, 2023, respectively, would have resulted in a decrease to operating earnings of $4.0 million for Individual Retirement, $7.7 million for Group Retirement, $21.9 million for Protection Solutions, $4.2 million for Legacy, and an increase of $37.8 million for Corporate and Other. The impact to operating earnings for each segment during 2023 was not material. Total Company operating earnings were not impacted.

During the third quarter of 2024, the Company moved revenues and expenses related to payout annuitizations from the Legacy segment to the Individual Retirement segment. Now all payout annuities will be reported within the Individual Retirement segment as the block is managed on an aggregate basis. Prior periods have been recast to reflect this change.

Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

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Appendix A

The table below presents a reconciliation of net income (loss) attributable to Holdings to Non-GAAP Operating Earnings:

	Year Ended December 31,
(in millions)	2024	2023

Net income attributable to Holdings	$1,307	$1,302
Adjustments related to:
Variable annuity product features(1)	606	607
Investment losses	133	713
Net actuarial losses related to pension and other post retirement benefit obligations	60	39
Other adjustments(2)(3)(4)(6)	93	351
Income tax expense (benefit) related to above adjustment	(187)	(359)
Non-recurring tax (benefit) expense items(5)	(5)	(959)
Non-GAAP Operating Earnings	$2,007	$1,649

(1)	Includes the impact of favorable assumption updates of $16 million and $40 million for the year ended December 31, 2024 and 2023, respectively.

(2)

Includes certain gross legal expenses related to the COI litigation of $106 million and $144 million for the year ended December 31, 2024 and 2023, respectively. Includes the impact of annual actuarial assumptions updates related to LFPB of $61 million for the year ended December 31, 2023.

(3)	For the year ended December 31, 2024, includes $82 million of the gain on sale on AB’s Bernstein Research Service attributable to Holdings.

(4)

For the year ended December 31, 2024, includes $78 million contingent payment gain recognized in connection with a fair value remeasurement of the contingent payment liability associated with AB’s acquisition of CarVal in 2022.

(5)

For the year ended December 31, 2024 and 2023, respectively, non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period. Include a decrease of the deferred tax valuation allowance of $1.0 billion for the year ended December 31, 2023.

(6)	Includes Non-GMxB related derivative hedge losses (gains) of $6 million for the year ended December 31, 2024, and $34 million for the year ended December 31, 2023.

Non-GAAP EPS

Non-GAAP EPS or Non-GAAP Operating Earnings Per Share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

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AMENDED AND RESTATED

EQUITABLE HOLDINGS, INC.

2019 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSES

This Equitable Holdings, Inc. 2019 Omnibus Incentive Plan, as may be amended from time to time (the “Plan”), has the following purposes:

(1) To further the growth, development and financial success of Equitable Holdings, Inc. (the “Company”) and its Subsidiaries (as defined herein), by providing additional incentives to employees, financial professionals and directors by allowing them to become owners of Company Common Stock, thereby benefiting directly from the growth, development and financial success of the Company and its Subsidiaries.

(2) To enable the Company and its Subsidiaries to obtain and retain the services of the type of professional and managerial employees, financial professionals and directors considered essential to the long-range success of the Company and its Subsidiaries by providing and offering them an opportunity to become owners of Company Common Stock pursuant to the Awards granted hereunder.

ARTICLE II

DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

Section 2.1 “Administrator” shall mean the Compensation and Talent Committee of the Board unless otherwise determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

Section 2.2 “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 2.3 “Alternative Award” shall have the meaning set forth in Section 11.1.

Section 2.4 “Alternative Performance Awards” shall have the meaning set forth in Section 11.2.

Section 2.5 “Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, Performance Award, SAR, Dividend Equivalent or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

Section 2.6 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein. In the event of any inconsistency or conflict between the express terms of the Plan and the express terms of an Award Agreement, the express terms of the Plan shall govern.

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~~Section 2.7 “AXA” means AXA, a société anonyme organized under the laws of the Republic of France, registered in the Commercial Registry of Paris under the number 572.093.920 RCS Paris.~~

~~Section 2.8 “AXA Group” means AXA and its direct or indirect majority owned Subsidiaries.~~

~~Section 2.9~~Section 2.7 “Base Price” shall have the meaning set forth in ~~Section 2.58.~~Section 2.56.

~~Section 2.10~~Section 2.8 “Board” shall mean the Board of Directors of the Company.

~~Section 2.11~~Section 2.9 “Business Combination” shall have the meaning set forth in the definition of “Change in Control”.

~~Section 2.12~~Section 2.10 “Cause” shall mean, unless otherwise provided in the Award Agreement, any of the following: (a) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to a material portion of the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her material employment-related duties for the Company and its Subsidiaries, or willful misconduct in the performance of such duties; (d) the Participant’s material violation of any Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound~~, excluding if~~ (which, for the ~~participant has exercised~~avoidance of doubt, shall exclude a Participant’s exercise of whistleblower rights and protections under applicable laws, rules, or regulations, including under SEC rules~~;~~); provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Cause” shall have the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

~~Section 2.13~~Section 2.11 “Change in Control” shall mean the first to occur of any of the following events after the Effective Date:

(a) any Person ~~other than the AXA Group~~ becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of ~~(i)~~ 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities~~”) and (ii) a percentage of either the Outstanding Company Common Stock or Outstanding Company Voting Securities that is greater than the percentage thereof then held by the AXA Group;~~”);

(b) ~~if at any time that the AXA Group holds less than 50% of Outstanding Company Voting Securities (the “Fifty-Percent Threshold”),~~ the individuals who constitute the Board ~~at the~~as of a given date ~~the ownership of Company voting securities by the AXA Group first drops below the Fifty-Percent Threshold~~ (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual

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becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of Directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were ~~members of the~~ Incumbent ~~Board~~Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, (i) a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding and (ii) a Public Offering shall not constitute a Change in Control.

~~Section 2.14~~Section 2.12 “Change in Control Price” shall mean the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

~~Section 2.15~~Section 2.13 “Code” shall mean the Internal Revenue Code of 1986, as amended.

~~Section 2.16~~Section 2.14 “Company” shall mean Equitable Holdings, Inc., a Delaware corporation, and any successor thereto.

~~Section 2.17~~Section 2.15 “Company Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

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~~Section 2.18~~Section 2.16 “Compensation Year” shall mean the period from one annual meeting of shareholders to the next following annual meeting of shareholders.

~~Section 2.19~~Section 2.17 “Competitive Activity” shall mean a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

~~Section 2.20~~Section 2.18 “Corporate Event” shall mean, as determined by the Administrator, any transaction or event described in Section 4.3(a) or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

~~Section 2.21~~Section 2.19 “Director” shall mean a member of the Board or a member of the board of directors of any Subsidiary.

~~Section 2.22~~Section 2.20 “Disability” shall mean (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in ~~in~~ the long-term disability insurance plan or program of the Company or any Affiliate then covering the Participant other than a determination of disability by Reliance Standard Life Insurance Company or any successor with regard to compensation or commissions that are designated as non-proprietary in the payroll policies of the Company and its Subsidiaries, and (y) for Awards that are subject to Section 409A of the Code, “disability” shall have the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Disability” shall have the meaning, if any, specified in such agreement.

~~Section 2.23~~Section 2.21 “Dividend Equivalent” shall mean the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

~~Section 2.24~~Section 2.22 “Effective Date” shall have the meaning set forth in Section 12.7.

~~Section 2.25~~Section 2.23 “Eligible Representative” for a Participant shall mean such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

~~Section 2.26~~Section 2.24 “Employee” shall mean any individual classified as an employee by the Company or one of its Affiliates as well as financial professionals of the Company or one of its Affiliates.

~~Section 2.27~~Section 2.25 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

~~Section 2.28~~Section 2.26 “Executive Officer” shall mean each person who is an officer or employee of the Company or any Affiliate and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

~~Section 2.29~~Section 2.27 “Fair Market Value” of a Share as of any date of determination shall be:

(a) If the Company Common Stock is listed on any established stock exchange or a national market system, then the closing price on such date per Share as reported as quoted on such stock exchange or system;

(b) If there are no transactions in the Company Common Stock that are available to the Company on any date of determination pursuant to clause (a) but transactions are available to the Company as of the immediately preceding trading date, then the Fair Market Value determined as of the immediately preceding trading date; or

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(c) If neither clause (a) nor clause (b) shall apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Administrator with reference to (x) the most recent valuation of the Company Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing selected by the Administrator, if any, (y) sales prices of securities issued to investors in any recent arm’s length transactions, and (z) any other factors determined to be relevant by the Administrator.

~~Section 2.30 “Fifty-Percent Threshold” shall have the meaning set forth in the definition of “Change in Control”.~~

~~Section 2.31~~Section 2.28 “Good Reason” shall, as to any Participant who is eligible for benefits under the ~~AXA~~ Equitable Supplemental Severance Plan for Executives (the “Severance Plan”) as of the date of his or her termination of employment, have the meaning set forth in the Severance Plan or any successor plan as in effect on the date of termination. For all other Participants, “Good Reason” shall have the meaning set forth in an effective employment, severance, consulting or other services agreement to which the Participant is a party with the Company or an Affiliate that employs the Participant, or, in the absence of such an agreement: (i) a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Affiliate that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Affiliate notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; or (ii) a transfer of the Participant’s primary workplace by more than seventy-five (75)~~fifty (50)~~ miles, in each case without the prior written consent of the Participant.

~~Section 2.32~~Section 2.29 “Incentive Stock Option” shall mean an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

~~Section 2.33~~Section 2.30 “Incumbent Directors” shall have the meaning set forth in the definition of “Change in Control”.

~~Section 2.34~~Section 2.31 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

~~Section 2.35~~Section 2.32 “Non-U.S. Awards” shall have the meaning set forth in Section 3.5.

~~Section 2.36~~Section 2.33 “Option” shall mean an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

~~Section 2.37~~Section 2.34 “Option Price” shall have the meaning set forth in Section 5.1.

~~Section 2.38~~Section 2.35 “Outstanding Company Common Stock” shall have the meaning set forth in the definition of “Change in Control”.

~~Section 2.39~~Section 2.36 “Outstanding Company Voting Securities” shall have the meaning set forth in the definition of “Change in Control”.

~~Section 2.40~~Section 2.37 “Participant” shall mean any Service Provider who has been granted an Award pursuant to the Plan.

~~Section 2.41~~Section 2.38 “Performance Award” shall mean Performance Shares, Performance Units and all other Awards that vest (in whole or in part) upon the achievement of specified Performance Goals, including, for clarity, Awards consisting solely of cash entitlements.

~~Section 2.42~~Section 2.39 “Performance Award Conversion” shall have the meaning set forth in Section 11.2.

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~~Section 2.43~~Section 2.40 “Performance Cycle” shall mean the period of time selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

~~Section 2.44~~Section 2.41 “Performance Goals” means the objectives established by the Administrator for a Performance Cycle pursuant to Section 7.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

~~Section 2.45~~Section 2.42 “Performance Share” means an Award granted pursuant to Article ~~VII~~VII of the Plan of a Share or a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

~~Section 2.46~~Section 2.43 “Performance Unit” means a U.S. Dollar-denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Article VII of the Plan, payable in cash or in Shares upon the achievement, in whole or in part, of the applicable Performance Goals.

~~Section 2.47~~Section 2.44 “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

~~Section 2.48~~Section 2.45 “Plan” shall have the meaning set forth in Article I.

~~Section 2.49~~Section 2.46 “Public Offering” shall mean the first day as of which (i) sales of Company Common Stock are made to the public in the United States pursuant to an underwritten public offering of the Company Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing or (ii) the Administrator has determined that the Company Common Stock otherwise has become publicly traded for this purpose.

~~Section 2.50~~Section 2.47 “Qualifying Termination” shall, in the case of a Participant who is an Employee, have the meaning set forth in the applicable Award Agreement. If “Qualifying Termination” is not defined in the Award Agreement, then (i) for all equity awards, “Qualifying Termination” shall mean the termination of a Participant’s employment, other than for Cause, on or after the date that the Participant reaches 55 years of age with 10 years of service to the Company and its Affiliates and (ii) for equity awards granted on or after February 16, 2021, “Qualifying Termination” shall also mean the termination of a Participant’s employment other than for Cause, on or after the date that the Participant satisfies the “Rule of 65”; provided, in each case, that if the Participant’s employment is terminated by the Company or an Affiliate, the Participant signs, and does not exercise any rights to revoke, a Release. For this purpose, Directors are not eligible for Qualifying Terminations and an Employee’s period of service shall not include any severance period or period during which the Employee is on a terminal leave of absence under the Equitable Severance Benefit Plan or any similar benefit plan of the Company or one of its Affiliates.

~~Section 2.51~~Section 2.48 “Release” means a general release and waiver of claims in the form provided by the Administrator.

~~Section 2.52~~Section 2.49 “Replacement Awards” shall mean Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

~~Section 2.53~~Section 2.50 “Restricted Stock” shall mean an Award granted pursuant to Section 6.1.

~~Section 2.54~~Section 2.51 “Restricted Stock Unit” shall mean an Award granted pursuant to Section 6.2.

~~Section 2.55~~Section 2.52 “Rule of 65” shall mean that the sum of a Participant’s age and the Participant’s years of service to the Company and its Affiliates as of the date of determination equals 65; provided that the Participant must be at least age 55 with at least five years of service as of the date of determination.

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~~Section 2.56~~Section 2.53 “Securities Act” shall mean the Securities Act of 1933, as amended.

~~Section 2.57~~Section 2.54 “Service Provider” shall mean an Employee or Director.

~~Section 2.58~~Section 2.55 “Share” shall mean a share of Company Common Stock.

~~Section 2.59~~Section 2.56 “Stock Appreciation Right” or “SAR” shall mean the right to receive a payment from the Company in cash and/or Shares equal to the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the “Base Price”) fixed by the Administrator on the grant date (which specified price shall not be less than the Fair Market Value of one Share on the grant date).

~~Section 2.60~~Section 2.57 “Stock-Based Award” shall have the meaning set forth in Section 8.1.

~~Section 2.61~~Section 2.58 “Subplans” shall have the meaning set forth in Section 3.5.

~~Section 2.62~~Section 2.59 “Subsidiary” shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

~~Section 2.63~~Section 2.60 “Termination of employment,” “termination of service” and any similar term or terms shall mean, with respect to a Director who is not an Employee of the Company or any of its Affiliates, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary and, with respect to an Employee, the date he or she ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. Unless otherwise determined by the Administrator, a “termination of employment” or “termination of service” shall not occur if an Employee or Director, immediately upon ceasing to provide services in such capacity, commences to or continues to provide services to the Company or any of its Affiliates in another of such capacities.

~~Section 2.64~~Section 2.61 “Withholding Taxes” shall mean the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, which shall be at a rate determined by the Company that is permitted under applicable tax withholding rules and that does not cause adverse accounting consequences.

ARTICLE III

ADMINISTRATION

Section 3.1 Administrator. The Plan shall be administered by the Administrator.

Section 3.2 Powers of the Administrator. The Administrator shall have the sole and complete authority and discretion to:

(a) determine the Fair Market Value;

(b) determine the type or types of Awards to be granted to each Participant;

(c) select the Service Providers to whom Awards may from time to time be granted hereunder;

(d) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her hereunder;

(e) determine the number of Awards to be granted and the number of Shares to which an Award will relate;

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(f) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider;

(g) determine the terms and conditions of any Awards granted hereunder (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Awards or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine;

(h) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans established for the purpose of satisfying applicable foreign laws;

(i) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered;

(j) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto;

(k) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

(l) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

Any determination made by the Administrator under the Plan, including, without limitation, under ~~Section 4.3,~~Section 4.3, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Section 3.3 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Affiliates any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law. In accordance with this Section 3.3, the Administrator hereby delegates authority to the Chief Operating Officer (for so long as this person is an executive officer) the authority and discretion to, on a case-by-case basis:

(a) suspend, accelerate, or otherwise modify the vesting of any Award granted under the Plan with respect to any Participant who is not an Executive Officer or non-employee Director of the Board; and

(b) waive, supplement or otherwise modify the restrictive covenants for any Participant (other than Executive Officers or non-employee Directors of the Board), so that such Participant’s grants are not forfeited or subject to termination or clawback.

~~Section 3.3~~Section 3.4 Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

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~~Section 3.4~~Section 3.5 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Employees employed outside the United States (“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company or an Affiliate, do not constitute regular or periodic payments and (y) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

ARTICLE IV

SHARES SUBJECT TO PLAN

Section 4.1 Shares Subject to Plan.

(a) Subject to Section 4.3, the aggregate number of Shares which may be issued under this Plan shall be equal to [__] Shares, all of which may be issued in the form of Incentive Stock Options under the Plan. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded up to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

~~Any Shares remaining available under the prior plans as of the effective date of this plan shall be included in this plan.~~

(b) If any Award or portion thereof under this Plan~~, or prior plans~~ is for any reason forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Option Price, Base Price or tax withholding or similar obligations, such tendered or withheld Shares shall not again be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

Section 4.2 Limitation on Non-Employee Director Awards. In any Compensation Year in respect of a non-employee Director’s service to the Company as a non-employee Director, the maximum value of Awards granted to such Director, and the maximum amount of cash paid to such Director, shall not exceed (i) in the case of such non-employee Director who is serving as the chairman of the Board, $1,500,000 and (ii) in the case of any other such Director, $1,~~3~~000,000.

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Section 4.3 Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, any other limit applicable under the Plan with respect to the number of Awards that may be granted hereunder, and the number, class and exercise price (if applicable) or Base Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 4.3, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the exercise price thereof shall be rounded up to the nearest cent.

(b) Any adjustment of an Award pursuant to this Section 4.3 shall be effected in compliance with Section 422 and 409A of the Code to the extent applicable.

Section 4.4 Award Agreement Provisions. The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

Section 4.5 Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the Shares entitled to vote generally in the election of directors or (ii) pursuant to Section 4.3 as a result of any Corporate Event or pursuant to Article ~~XI~~XI in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Base Price of any outstanding SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted and as to which the exercise price or Base Price thereof is in excess of the then-current Fair Market Value of Share.

ARTICLE V

OPTIONS AND SARS

Section 5.1 Grant of Options and SARs. The Administrator is authorized to make Awards of Options and/or SARs to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. Any Incentive Stock Option granted under the Plan shall be designed to conform to the applicable provisions of Section 422 of the Code. SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Option Price”) and the Base Price of each SAR shall be not less than 100% of the Fair Market Value of a Share on the date such Option or SAR is granted. Each Option and each SAR shall be evidenced by an Award Agreement.

Section 5.2 Exercisability and Vesting; Exercise. Each Option and SAR shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator, Options and SARs shall vest ratably in equal annual installments over a three-year period, on the last day of the month of each of the first three anniversaries of the grant date. Except as otherwise determined by the Administrator, SARs granted in tandem with an Option shall become vested and exercisable on the same date or

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dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option or SAR, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

Section 5.3 Settlement of SARs. Upon exercise of a SAR, the Participant shall be entitled to receive payment in Shares, or such other form as determined by the Administrator, having an aggregate value equal to (i) the Fair Market Value of one Share on the exercise date over (ii) the Base Price of such SAR; provided, however, that on the grant date, the Administrator may establish a maximum amount per Share that may be payable upon exercise of a SAR.

Section 5.4 Expiration of Options and SARs. No Option or SAR may be exercised after the expiration of ten (10) years from the date the Option or SAR was granted, unless a longer or shorter period is set forth in the Award Agreement.

ARTICLE VI

RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS

Section 6.1 Restricted Stock.

(a) Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

(b) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

(c) Issuance of Restricted Stock. The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.

Section 6.2 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator, Restricted Stock Units that vest solely based on the continued service of the Service Provider shall vest ratably in equal annual installments over a three-year period, on the last day of the month of each of the first three anniversaries of the grant date. The Administrator may specify any conditions to vesting as it deems appropriate. For the avoidance of doubt, the Administrator may grant Restricted Stock Units that are fully vested and nonforfeitable when granted. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units. Unless otherwise provided in an Award Agreement, on the settlement date, the Company shall, subject to the terms of this Plan, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

Section 6.3 Rights as a Stockholder. A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to such Participant. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Restricted Stock Units awarded pursuant to the Plan will receive Dividend Equivalents settled in Shares in accordance with Article ~~IX.~~IX.

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ARTICLE VII

PERFORMANCE AWARDS

Section 7.1 Grant of Performance Awards. The Administrator is authorized to make Performance Awards to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.

Section 7.2 Issuance and Restrictions. The Administrator shall have the authority to determine the Participants who shall receive Performance Awards; the number of Performance Shares, the number and value of Performance Units; the cash entitlement of any Participant with respect to any Performance Cycle; and the Performance Goals applicable in respect of such Performance Awards for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions as the Administrator shall determine. Unless otherwise determined by the Administrator, Performance Awards shall vest at the end of a three-year Performance Cycle, subject to achievement of the applicable Performance Goals. Unless the Administrator shall determine otherwise, no Company Common Stock will be issued at the time an Award of Performance Shares is made. The Company shall not be required to set aside a fund for the payment of Performance Awards.

Section 7.3 Earned Performance Awards. Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine or as set forth in an Award Agreement. In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Awards on such other conditions as the Administrator shall determine. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.

Section 7.4 Rights as a Stockholder. A Participant shall not have any rights as a stockholder in respect of Performance Awards awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the Shares attributable to such Performance Awards have been issued to such Participant or his or her beneficiary. Performance Shares as to which Shares are issued prior to the end of the Performance Cycle shall, during such period, be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote such Shares or the right to receive dividends on such Shares). Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Performance Awards awarded pursuant to the Plan will receive Dividend Equivalents settled in Shares in accordance with Article ~~IX.~~IX.

Section 7.5 Performance Goals and Related Provisions. The Administrator shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Cycle or for a Performance Award to be earned or vested. The Administrator may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid under the Plan, and it may provide for the payment of differing amounts of compensation for different levels of performance. Performance Goals may be established on a Company-wide basis, with respect to one or more business units, divisions, Subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals may also be subject to such other terms and

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conditions as the Administrator may determine appropriate. The Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other material extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; and impairments or such other factors as the Administrator may determine.

Section 7.6 Determination of Attainment of Performance Goals. As soon as practicable following the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator (or its delegate pursuant to Section 3.3) shall determine the number of Performance Shares or other Performance Awards and the number and value of Performance Units or the amount of any cash entitlement, in each case that has been earned or vested.

Section 7.7 Payment of Awards. Payment or delivery of Company Common Stock with respect to earned Performance Shares, earned Performance Units and earned cash entitlements shall be made to the Participant or, if the Participant has died, to the Participant’s Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Administrator’s determination under Section 7.6 above and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) ninety (90) days after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) days after the expiration of the Performance Cycle. The Administrator shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Administrator’s determination under Section 7.6 above or such other date specified in the Award Agreement. The Administrator may, in an Award Agreement with respect to the Award or delivery of Shares, condition the vesting of such Shares on the performance of additional service.

Section 7.8 Newly Eligible Participants. Notwithstanding anything in this Article ~~VII~~VII to the contrary, the Administrator shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

Section 8.1 Grant of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards and fully vested stock awards, including grants of fully vested Shares (collectively, “Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine, including without limitation the payment of cash bonuses or other incentives in the form of Stock-Based Awards. Unless otherwise determined by the Administrator, all Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company, any Affiliate or any Subsidiary or in satisfaction of any obligation of the Company, any Affiliate or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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ARTICLE IX

DIVIDEND EQUIVALENTS

Section 9.1 Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. Notwithstanding the terms of this Section 9.1, no Dividend Equivalents shall be granted with respect to Options or SARs. The grant date of any Dividend Equivalents under the Plan will be the date on which the Dividend Equivalent is awarded by the Administrator, or such other date permitted by applicable laws as the Administrator shall determine. Dividend Equivalents ~~may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator; provided, that, unless the Administrator shall determine otherwise in an Award Agreement, Dividend Equivalents with respect to Awards~~ shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Administrator shall determine, including customary representations, warranties and covenants with respect to securities law matters.

ARTICLE X

TERMINATION AND FORFEITURE

Section 10.1 Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and canceled, effective as of the date of the termination or engagement in Competitive Activity. If the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued upon exercise or settlement of such Awards. In the case of equity awards granted on or after February 16, 2021, if a Participant materially breaches restrictive covenants relating to the non-solicitation of customers or employees included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party after the Participant’s termination of employment or service, then any Shares or cash issued upon exercise or settlement of all or any portion of the Participant’s Awards which vested in the twelve month-period prior to the Participant’s termination shall be immediately forfeited, canceled and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued upon exercise or settlement of such Awards.

Section 10.2 Termination due to Death. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death:

(a) All Options and SARs (whether or not then otherwise exercisable) shall become exercisable in full and the Participant’s Eligible Representative may exercise all such Options and SARs at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or (ii) the expiration of the term of the Options; provided that any in-the-money Options and SARs that are still outstanding on the last day of the time period specified in this Section 10.2(a) shall automatically be exercised on such date; and

(b) All other Awards shall immediately vest in full upon the Participant’s death, and Restricted Stock Units and Performance Awards that have not been settled or converted into Shares prior to the Participant’s death

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shall immediately be settled in Shares. Any Performance Awards that vest as a result of this Section 10.2(b) shall vest and be paid based on target levels of performance.

Section 10.3 Termination due to Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of Disability, the Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 10.3 as though the Participant continued in the employ or service of the Company and all unvested Awards shall remain outstanding and vest, or in the case of Options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Options or SARs granted to such Participant that are exercisable at the date of termination by reason of Disability or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the fifth anniversary of the Participant’s termination for Disability or (ii) the expiration of the term of such Options or SARs.

Section 10.4 Termination Due to a Qualifying Termination. Unless otherwise set forth in the Award Agreement, if a Participant’s employment terminates by reason of a Qualifying Termination:

(a) Any Awards, including Options and SARs, granted in the one-year period prior to the Participant’s Qualifying Termination shall be immediately forfeited and canceled, effective as of the date of the Participant’s Qualifying Termination; and

(b) The Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 10.4 as though the Participant continued in the employ of the Company and all unvested Awards granted earlier than one year prior to the Participant’s Qualifying Termination shall remain outstanding and vest, or in the case of Options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Performance Awards that remain outstanding in accordance with this Section 10.4(b) shall vest subject to the attainment of the applicable Performance Goals in respect thereof. Any Options or SARs granted to such Participant which are exercisable at the date of his or her Qualifying Termination or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the fifth anniversary of the Participant’s Qualifying Termination or (ii) the expiration of the term of such Options or SARs.

Section 10.5 Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause and such termination is not a Qualifying Termination:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this ~~Section 10.5~~Section 10.5 or (ii) the expiration of the term of such Options or SARs; and

(b) All Awards of Restricted Stock or Restricted Stock Units that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination; and

(c) Provided that the Participant signs a Release and does not exercise any rights to revoke such Release, the Participant shall retain a portion of any unvested Performance Awards granted earlier than one year prior to the termination under this Section 10.5 equal to, for each grant of Performance Awards, the number of Performance Shares or Performance Units specified in the Award Agreement multiplied by the quotient of (i) the number of full months elapsed between the grant date in respect of such Performance Awards and the effective date of the termination under this Section 10.5 over (ii) the total number of months in the Performance Cycle. Such retained Performance Awards will remain outstanding and vest subject to the attainment of the applicable Performance Goals in respect thereof. Any Performance Awards that do not vest pursuant to this Section 10.5(c) shall be immediately forfeited and canceled, effective as of the date of the termination.

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Section 10.6 Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates without Cause or for any reason other than Cause, death, Disability or a Qualifying Termination, including a voluntary resignation:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 10.6 or (ii) the expiration of the term of such Options or SARs; and

(b) All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled, effective as of the date of termination.

Section 10.7 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and determine whether the provisions of Section 10.1 or Section 10.8 may apply to such Award.

Section 10.8 Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. For the avoidance of doubt, the Administrator shall have full authority to implement any policies and procedures necessary to comply with applicable law and/or the requirements of any stock exchange or quotation system on which the Company Common Stock is listed or quoted. The implementation of policies and procedures pursuant to this Section 10.8 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

ARTICLE XI

CHANGE IN CONTROL

Section 11.1 Alternative Award. Unless otherwise provided in an Award Agreement, and other than with respect to the Performance Award Conversion, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 11.3 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including an equal or better vesting schedule and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the fifth anniversary of the Participant’s termination (or, if earlier, the expiration of the term of such stock options); (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative

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Award shall immediately vest in full and such Participant shall receive (as determined by the Board prior to the Change in Control) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) publicly-traded shares or equity interests equal in value (as determined by the Administrator) to the value in clause (1).

Section 11.2 Performance Award Conversion. Unless otherwise provided in an Award Agreement, upon a Change in Control, then-outstanding Performance Awards shall be modified to remove any Performance Goals applicable thereto and to substitute, in lieu of such Performance Goals, vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the Performance Goals would have been measured if the Change in Control had not occurred (or, if applicable, the later period of required service following such measurement date) (such Awards, the “Alternative Performance Awards”), with such service-vesting of the Alternative Performance Awards to accelerate upon the termination of service of the holder prior to such vesting date(s) thereof, if such termination of service satisfies the requirements of clause (ii) of Section 11.1 hereof. The number of Alternative Performance Awards shall be equal to (i) if less than 50% of the Performance Cycle has elapsed, the target number of Performance Awards pro rated based on the elapsed period of time between the grant date and the date of the Change in Control, and (ii) if 50% or more of the Performance Cycle has elapsed, a number of Performance Awards based on actual performance through the date of the Change in Control pro rated based on the elapsed period of time between the grant date and the date of the Change in Control (with the Administrator as constituted prior to the Change in Control making any determinations necessary to determine the pro rata number of Alternative Performance Awards and the vesting date(s) thereof). The conversion of the Performance Awards into Alternative Performance Awards is referred to herein as the “Performance Award Conversion”. Following the Performance Award Conversion, the Alternative Performance Awards shall either remain outstanding as Alternative Awards consistent with this Section 11.2 or shall be treated as provided in Section 11.3.

Section 11.3 Accelerated Vesting and Payment. Except as otherwise provided in this Article XI or in an Award Agreement, upon a Change in Control:

(a) each vested and unvested Option or SAR shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Option Price or Base Price;

(b) the vesting restrictions applicable to all other unvested Awards (other than (x) freestanding Dividend Equivalents not granted in connection with another Award and (y) Performance Awards) shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price;

(c) the Alternative Performance Awards shall be canceled in exchange for a payment equal to the Change in Control Price;

(d) all other Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price; and

(e) all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable exercise price, Base Price or similar feature) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or

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other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. For avoidance of doubt, upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the Fair Market Value of the Shares subject to such Options or such SARs is less than or equal to the Option Price of such Options or the Base Price of such SARs.

Section 11.4 Pre-Change in Control Protection Period. Notwithstanding the terms of Article ~~X~~X to the contrary, if a Participant’s employment with the Company and its Affiliates is terminated without Cause or by the Participant at the date of the Change ~~of~~in Control due to a change in the terms and conditions of the Participant’s employment that would give rise to a termination for Good Reason, in either case occurring within the ninety (90) day period prior to a Change in Control, the Participant shall be deemed for purposes of the treatment of the Participant’s Awards under the provisions of this Article XI to have continued in employment with the Company and its Affiliates until the Change in Control and had his or her employment terminated immediately following the Change in Control.

ARTICLE XII

OTHER PROVISIONS

Section 12.1 Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 12.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 12.14 or, with the prior approval of the Company, estate planning transfers.

Section 12.2 Amendment, Suspension or Termination of the Plan or Award Agreements.

(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided that without the approval by a majority of the shares entitled to vote at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 4.3, increase the number of Shares subject to the Plan or the individual Award limitations specified in Section 4.2; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require shareholder approval under applicable law. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, adversely alter or impair any rights or obligations under any Award theretofore granted.

(b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after ~~the expiration of ten (10) years from the Effective Date~~[__], 2035.

Section 12.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall

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be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 12.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

Section 12.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 12.6 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 12.7 Term of Plan. The Plan ~~shall become effective~~ was originally adopted on January 1, 2019 (the “Effective Date~~”)~~”), was amended on each of February 28, 2019, March 18, 2020 and February 16, 2021, and was amended and restated in its present form on [__], 2025, subject to the approval by the stockholders of the Company of such amendment and restatement, and shall continue in effect, unless sooner terminated pursuant to Section 12.2, until ~~the tenth (10th) anniversary of the Effective Date. The~~[__], 2035. If such stockholder approval is received, the Plan, in its present form, shall succeed the prior version of the Plan for Awards granted on or after the effective date of such stockholder approval, and the provisions of the Plan shall continue thereafter to govern all outstanding Awards. The adoption and effectiveness of the Plan in its present form will not, however, affect the terms or conditions of any awards granted under the prior version of the Plan prior [__], 2025. For the avoidance of doubt, if such stockholder approval is not received, all other provisions of the amended and restated Plan, as in effect prior to the [__], 2025 amendment and restatement shall remain in effect and shall continue to govern all outstanding Awards.

Section 12.8 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

Section 12.9 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 12.10 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

Section 12.11 Withholding Taxes. In addition to any rights or obligations with respect to Withholding Taxes under the Plan or any applicable Award Agreement, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any Withholding Taxes arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable

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event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such Withholding Taxes.

Section 12.12 Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” as determined pursuant to Section 409A under any Company Specified Employee policy in effect at the time of the Service Provider’s “separation from service” (as determined under Section 409A) or, if no such policy is in effect, as defined in Section 409A of the Code, then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

Section 12.13 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

Section 12.14 Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

* * *  * * * *

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Appendix C

~~SECOND~~ THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

EQUITABLE HOLDINGS, INC.

Equitable Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”), does hereby certify:

1.

The present name of the Corporation is Equitable Holdings, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 19, 2003, and the name under which the Corporation was originally incorporated was AXA Acquisition Co.

2.

This ~~Second~~ Third Amended and Restated Certificate of Incorporation of the Corporation restates and integrates, and also further amends, the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on May 19~~9~~, 2022~~18~~, as heretofore amended.

3.

This Third ~~Second~~ Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.

Pursuant to Sections 242 and 245 of the DGCL, the text of the ~~Second~~ Third Amended and Restated Certificate of Incorporation of the Corporation, is hereby amended and restated to read in its entirety as follows:

FIRST. Name. The name of the Corporation is Equitable Holdings, Inc.

SECOND. Registered Office. The Corporation’s registered office in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

THIRD. Purpose. The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH. Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 2,200,000,000, consisting of: (x) 2,000,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) and (y) 200,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. The number of authorized shares of Common Stock or Preferred Stock, or any class or series thereof, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted.

1.	Provisions Relating to the Common Stock

(a)

Except as otherwise provided in this ~~Second~~ Third Amended and Restated Certificate of Incorporation or by the DGCL, each holder of shares of Common Stock shall be entitled, with respect to each share of Common Stock held by such holder, to one vote in person or by proxy on all matters submitted to a vote of the holders of Common Stock, whether voting separately as a class or otherwise.

(b)

Subject to the rights, powers and preferences, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property, stock or otherwise as may be declared thereon by the Board of Directors at any time and from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c)

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and

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subject to the rights, powers and preferences, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

2.	Provisions Relating to the Preferred Stock

(a)

The Preferred Stock may be issued at any time and from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide, out of unissued shares of Preferred Stock that have not been designated as to series, for the issuance of shares of Preferred Stock in one or more series and, by resolution adopted in accordance with law and by filing a certificate of designation pursuant to the applicable provisions of the DGCL (hereinafter referred to as a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (including voting powers, full or limited, if any), preferences and the relative participating, optional or other special rights thereof, and the qualifications, limitations and restrictions thereof, of shares of each such series, including, without limitation, dividend rights, dividend rates, conversion rights, voting rights, terms of redemption and liquidation preferences. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock and the qualifications, limitations and restrictions thereof, in any, may be different from those of any and all other series at any time outstanding. Any shares of any series of Preferred Stock purchased, exchanged, converted or otherwise acquired by the Corporation, in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may be reissued as part of any series of Preferred Stock created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth in this ~~Second~~ Third Amended and Restated Certificate of Incorporation or in such resolution or resolutions.

(b)

Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation or to a Preferred Stock Certificate of Designation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to this ~~Second~~ Third Amended and Restated Certificate of Incorporation or a Preferred Stock Certificate of Designation or pursuant to the DGCL as currently in effect or as the same may hereafter be amended.

3.

Voting in Election of Directors. Except as may be required by the DGCL or as provided in this ~~Second~~ Third Amended and Restated Certificate of Incorporation or in a Preferred Stock Certificate of Designation, holders of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote on any matter or receive notice of any meeting of stockholders.

FIFTH. Management of Corporation. The following provisions are inserted for the management of the business, for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

1.

Except as may otherwise be provided by law, this ~~Second~~ Third Amended and Restated Certificate of Incorporation or the By-laws of the Corporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2.

Subject to any rights granted to the holders of shares of any class or series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed, and may be altered from time to time, exclusively by resolution of the Board of Directors, but in no event may the number of directors of the Corporation be less than one.

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3.

Subject to any rights granted to the holders of shares of any class or series of Preferred Stock then outstanding to remove directors elected by such class or series of Preferred Stock, a director may be removed at any time, either with or without cause, upon the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock then entitled to vote in an election of directors.

4.

Subject to any rights granted to the holders of shares of any class or series of Preferred Stock then outstanding to elect additional directors or fill vacancies in respect of such directors under specified circumstances, and except as otherwise provided by law, any vacancy in the Board of Directors that results from (x) the death, disability, resignation or disqualification of any director shall be filled by an affirmative vote of at least a majority of the directors then in office, even if less than a quorum, or by a sole remaining director and (y) an increase in the number of directors or the removal of any director shall be filled by an affirmative vote of at least a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. A director elected to fill a vacancy or a newly created directorship shall hold office until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal.

5.

No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director or officer, as applicable, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. ~~except that such directors may be liable (a) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, (c)~~ . ~~under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit~~.

6.

To the fullest extent permitted by the DGCL, the Corporation shall indemnify and advance expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred, to each person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that the person is or was a director of the Corporation; provided that, except as otherwise provided in the By-laws of the Corporation, the Corporation shall not be obligated to indemnify or advance expenses to a director of the Corporation in respect of an action, suit or proceeding (or part thereof) instituted by such director, unless such action, suit or proceeding (or part thereof) has been authorized by the Board of Directors. The rights provided by this Section 6 of Article FIFTH shall not limit or exclude any rights, indemnities or limitations of liability to which any director of the Corporation may be entitled, whether as a matter of law, under the By-laws of the Corporation, by agreement, vote of the stockholders or disinterested directors of the Corporation or otherwise.

7.	Unless and except to the extent the By-laws shall so require, the election of directors of the Corporation need not be by written ballot.

SIXTH. Stockholder Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be taken by written consent of the stockholders. . Notwithstanding the foregoing, holders of one or more classes or series of Preferred Stock may, to the extent permitted by and pursuant to the terms of such class or series of Preferred Stock adopted by resolution or resolutions of the Board of Directors, act by written consent.

SEVENTH. Special Meetings. Except as otherwise required by law and subject to any rights granted to holders of shares of any class or series of Preferred Stock then outstanding, special meetings of the stockholders of the Corporation for any purpose or purposes may be called ~~only by the Chairman of the Board of Directors or Chief Executive Officer or pursuant to a resolution of the Board of Directors adopted by at least a majority of the directors then in office. The stockholders of the Corporation shall not have the~~

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~~power to call a special meeting of the stockholders of the Corporation or to request the Secretary of the Corporation to call a special meeting of the stockholders.~~ as set forth in the By-laws of the Corporation.

EIGHTH. Section 203 of the DGCL. The Corporation elects to be governed by Section 203 of the DGCL (“Section 203”), as permitted under and pursuant to subsection (b)(3) of Section 203 so long as Section 203 by its terms would apply to the Corporation.

NINTH. Amendment of the Certificate of Incorporation., The Corporation reserves the right to amend, alter or repeal any provision contained in this ~~Second~~ Third Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the DGCL, and all rights herein conferred upon stockholders or directors are granted subject to this reservation; provided, however, that any amendment, alteration or repeal of Sections 5 or 6 of Article FIFTH shall not adversely affect any right or protection of a director existing under this ~~Second~~ Third Amended and Restated Certificate of Incorporation at the time of such amendment, alteration or repeal and shall not increase the liability of a director thereunder in respect of any act or omission occurring prior to the time of such amendment, alteration or repeal. No provision of Articles FIFTH, SIXTH, SEVENTH, EIGHTH, this Article NINTH and Articles TENTH and ELEVENTH may be amended, altered or repealed in any respect, nor may any provision or by-law inconsistent therewith be adopted, unless in addition to any other vote required by this ~~Second~~ Third Amended and Restated Certificate of Incorporation or otherwise required by law, such amendment, alteration or repeal is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock then entitled to vote at any annual or special meeting of stockholders.

TENTH. Amendment of the By-laws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to amend, alter or repeal the By-laws of the Corporation, without the assent or vote of stockholders of the Corporation. Any amendment, alteration or repeal of the By-laws of the Corporation by the Board of Directors shall require the affirmative vote of at least a majority of the directors then in office. In addition to any other vote otherwise required by law, the stockholders of the Corporation may amend, alter or repeal the By-laws of the Corporation; provided that any such action will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote at any annual or special meeting of stockholders.

ELEVENTH. Exclusive Jurisdiction for Certain Actions. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, agent or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action or proceeding asserting a claim arising out of or pursuant to, or seeking to enforce any right, obligation or remedy under, any provision of the DGCL, or as to which the DGCL confers jurisdiction on the Court of Chancery (including, without limitation, any action asserting a claim arising out of or pursuant to this ~~Second~~ Third Amended and Restated Certificate of Incorporation or the By-laws of the Corporation), or (d) any action or proceeding asserting a claim governed by the internal affairs doctrine. Any person or entity holding, owning, purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH.

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IN WITNESS WHEREOF, the undersigned has executed this ~~Second~~ Third Amended and Restated Certificate of Incorporation on the    day of

    , 2025~~2~~.

EQUITABLE HOLDINGS, INC.

Name: Mark Pearson

Title: Chief Executive Officer

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EQUITABLE HOLDINGS, INC.

~~SIXTH~~SEVENTH AMENDED AND RESTATED BY-LAWS

As amended and restated effective ~~February 15, 2023~~[●], 2025

ARTICLE I

MEETINGS OF STOCKHOLDERS

Section 1.01. Annual Meetings. The annual meeting of the stockholders of Equitable Holdings, Inc. (the “Corporation”) for the election of directors to succeed directors whose terms expire and for the transaction of such other business as may properly come before such meeting shall be held either within or without the State of Delaware, on such date and at such place, if any, and time as exclusively may be fixed from time to time by resolution of the Corporation’s Board of Directors (the “Board”), and set forth in the notice or waiver of notice of the meeting. In lieu of holding an annual meeting of the stockholders at a designated place, the Board may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication in accordance with Section 1.03 of these By-laws. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.

Section 1.02. Special Meetings.

(a)  Special meetings of the stockholders of the Corporation may be called only ~~in~~(i) by or at the ~~manner set forth in the Certificate of Incorporation. Notice of every special meeting of the stockholders of~~ direction of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation, or (ii) by the Corporation upon the written request delivered to the Secretary of the Corporation ~~shall state the purpose or purposes of such meeting.~~ at the principal executive offices of the Corporation, signed and dated by one or more stockholders of record of the Corporation (the “Requesting Stockholders”) who own and, who have owned continuously for at least one year, not less than 15% of the voting power of the outstanding shares of common stock of the Corporation entitled to vote on each of the matters proposed to be considered at such special meeting, subject to Section 1.02(g) below (the “Requisite Percentage”), and who have complied with all respects of this Section 1.02. Except as otherwise required by law, ~~the business conducted at a~~notice of the special meeting ~~of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the individual or group calling~~shall be given by the Corporation to each stockholder entitled to vote at such meeting ~~shall have exclusive authority to determine the business included in~~ not less than 10 nor more than 60 calendar days before such ~~notice. Any~~ special meeting ~~of the stockholders~~. Subject to these By-laws, any special meeting shall be held ~~either~~ on such date, at such time and place, if any, within or without the State of Delaware~~, at such place, if any, and on such date and time,~~ as ~~shall be specified in the notice of such special meeting. In lieu of holding a special meeting of the stockholders at a~~ may be designated ~~place,~~by the Board ~~may,~~.

(b)  To be in ~~its sole discretion, determine that~~proper form, any request or requests for a special meeting ~~of stockholders may be held solely by means of remote communication~~pursuant to Section 1.02(a)(ii) above (each, a “Special Meeting Request” and, collectively, the “Special Meeting Requests”):

(i)  must be delivered in accordance with Section 1.~~03~~02(a)(ii) by one or more Requesting Stockholders who (a) at the time each Special Meeting Request is delivered own, and have owned continuously for at least one year, the Requisite Percentage; (b) shall not revoke such Special Meeting Request prior to the date of ~~these By-laws. The Board may postpone, reschedule or cancel any~~ the special meeting; and (c) shall continue to own not less than the Requisite Percentage through the date of the special meeting;

(ii)  must provide a statement of the specific purpose or purposes of the special meeting, the matter(s) proposed to be acted on at the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Stockholder;

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(iii)  must contain (a) such information and representations required by these By-laws as though such Requesting Stockholders are intending to nominate a candidate for director or propose other business to be brought before an annual meeting of stockholders pursuant to Section 1.11(a) of this Article I, and (b) without limitation of the foregoing clause (a), the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend the By-laws or the operative certificate of incorporation of the Corporation (the “Certificate of Incorporation”), the language of the proposed amendment;

(iv)  must contain (a) an agreement by the Requesting Stockholders to notify the Corporation promptly in the event of any disposition following the date of the Special Meeting Request of any common stock of the Corporation owned by the Requesting Stockholders and (b) an acknowledgement that any such disposition prior to the date of the special meeting shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares entitled to vote at such special meeting and that such shares will no longer be included in determining whether the Requisite Percentage has been satisfied; and

(v)  must provide documentary evidence that, at the time the Special Meeting Request is delivered to the Secretary in accordance with these By-laws, the Requesting Stockholders own the Requisite Percentage and have owned the Requisite Percentage continuously for at least one year as of such date.

In addition, each Requesting Stockholder shall (x) further update and supplement the information provided in the Special Meeting Request, if necessary, so that it is true and correct as of the record date for the special meeting as set by the Board, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days following the later of the record date for such meeting or the date notice of the record date is first publicly disclosed and (y) promptly provide any other information reasonably requested by the Corporation. In determining whether a request for a special meeting has been properly made in accordance with Section 1.02(a)(ii), multiple Special Meeting Requests delivered to the Secretary with respect to achieving the Required Percentage will be considered together only if (i) each Special Meeting Request identifies the same purpose or purposes of the special meeting and the same matters proposed to be acted on at such meeting (in each case, as determined in good faith by the Board) (which, if such purpose is the removal of directors, will mean that the identical person or persons are proposed for removal in each relevant Special Meeting Request), and (ii) such Special Meeting Requests have been delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested or nationally recognized courier service, postage prepaid, to the attention of the Secretary of the Corporation at the Corporation’s principal executive offices within 60 days of the earliest dated Special Meeting Request.

Any Requesting Stockholder may revoke his, her or its Special Meeting Request at any time prior to the date of the special meeting by written revocation to the Secretary of the Corporation delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested or nationally recognized courier service, postage prepaid, to the attention of the Secretary of the Corporation at the Corporation’s principal executive offices. If, following such revocation, there are unrevoked requests from other Requesting Stockholders holding in the aggregate less than the Requisite Percentage, the Board, in its discretion, may cancel the special meeting. If none of the Requesting Stockholders who submitted a Special Meeting Request appears or sends a duly authorized representative to present the business proposed to be conducted at the special meeting, the Corporation need not present such business for a vote at such special meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(c)  The Corporation shall not be required to call a special meeting pursuant to Section 1.02(a)(ii) if, in the good faith determination of the Board, which determination shall be conclusive and binding on the Corporation and its stockholders:

(i)  the Special Meeting Request does not fully comply with these By-laws;

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(ii)  the matter(s) set forth in the Special Meeting Request, relates to an item of business that is not a proper matter for stockholder action under the General Corporation Law of the State of Delaware (the “DGCL”);

(iii)  the Special Meeting Request is received by the Secretary during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting and (y) 30 days after the first anniversary of the date of the previous meeting;

(iv)  an identical or substantially similar item of business, as determined in good faith by the Board in its sole and absolute discretion, which determination shall be conclusive and binding on the Corporation and its stockholders (a “Similar Item”), other than the election of directors, was presented at a meeting of stockholders ~~previously scheduled~~held not more than 12 months before the Special Meeting Request is received by the Secretary;

(v)  a Similar Item was presented at a meeting of stockholders held not more than 120 days before the Special Meeting Request is received by the Secretary;

(vi)  a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual meeting or special meeting that has been called but not yet held or that is called for 120 days after the Special Meeting Request is received by the Secretary; or

(vii)  the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable law. For purposes of this Section 1.02(c), the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board and/or filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

(d)  A special meeting called pursuant to Section 1.02(a)(ii) shall be held at such date, time and place, if any, as may be fixed by the Board in accordance with these By-laws, provided, however, that the special meeting shall not be held more than 120 days after receipt by the Corporation of a valid Special Meeting Request. In fixing a date and time for any Stockholder Requested Special Meeting, the Board may consider any factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for such meeting and any plan of the Board to call an annual meeting or a special meeting.

(e)  Each Requesting Stockholder is required to (i) update and supplement the notice delivered pursuant to Section 1.02(b), if necessary, so that it is true and correct as of the record date for the special meeting, not later than 10 days following the later of the record date for such meeting day or the date notice of such record date is first publicly disclosed to provide any material changes in the foregoing information as of such record date and updated in accordance with the requirements pursuant to Section 1.02(a) of this Article I and (ii) promptly provide any other information reasonably requested by the Corporation. For the avoidance of doubt, the obligation to update and supplement as set forth in this Section shall not limit the Corporation’s rights with respect to any deficiencies in any request provided by a stockholder.

(f)  To be properly brought before a special meeting pursuant to Section 1.02, business must be (i) specified in the notice of the meeting (or any supplement thereto) given in accordance with Section 1.02 or (ii) otherwise properly brought before the meeting by or at the direction of the Board. Business transacted at any special meeting as a result of a valid Special Meeting Request shall be limited to (x) the purpose(s) stated in the Special Meeting Request(s) received from the Requesting Stockholders holding the Requisite Percentage and (y) any additional matters the Board determines to include in the Corporation’s notice of the special meeting. Except as otherwise provided by the DGCL, the Certificate of Incorporation or these By-laws, the chairman of the special meeting shall have the power and authority to determine whether any business proposed to be brought before a special meeting was proposed in

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accordance with the foregoing procedures. No business shall be conducted at a special meeting of stockholders called pursuant to Section 1.02 except in accordance with Section 1.02 or as required by the DGCL.

~~Section 1.02.~~ (g) For purposes of calculating the Requisite Percentage, a stockholder shall be deemed to own only those shares of common stock of the Corporation as to which such person possesses both (i) the full voting and investment rights pertaining to such shares and (ii) the full economic interest in such shares; provided that the number of shares of common stock calculated in accordance with the foregoing clauses (i) and (ii) of this Section 1.02(g) shall not include any shares of common stock (x) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed as of the date of calculation, (y) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward, contract, swap, contract of sale, or other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares of common stock or with cash based on the notional amount or value of shares of common stock, in any case which instrument or agreement has, or is intended to have, or if exercised would have the purpose or effect of (A) reducing in any manner, to any extent or at any time in the future, such stockholder’s or affiliate’s full right to vote or direct the voting of any such shares or (B) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of such shares by such stockholder or affiliate. The determination as to whether a stockholder owns any shares of common stock for these purposes shall be made at the sole discretion of, and in good faith by, the Board, which determination shall be conclusive and binding on the Corporation and its stockholders.

Section 1.03. Participation in Meetings by Remote Communication. The Board, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the ~~General Corporation Law of the State of Delaware~~DGCL, as amended from time to time ~~(the “DGCL”),~~, and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, including by webcast, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication; provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 1.04. Notice of Meetings; Waiver of Notice.

(a) The Secretary or any Assistant Secretary of the Corporation shall cause notice of each meeting of stockholders to be given in writing in a manner permitted by the DGCL not less than 10 days nor more than 60 days prior to the meeting to each stockholder of record entitled to vote at such meeting, unless otherwise provided by the DGCL. The notice shall specify (i) the place, if any, date and time of such meeting, (ii) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, (iii) the record date for determining the stockholders entitled to vote at the meeting, if such record date is different from the record date for determining the stockholders entitled to notice of the meeting, (iv) in the case of a special meeting, the purpose or purposes for which such meeting is called, and (v) such other information as may be required by law or as may be deemed appropriate by the Chairman of the Board, the Secretary of the Corporation or the Board. If the stockholder list referred to in Section 1.06 of these By-laws is made accessible on an electronic network, the notice of meeting must indicate how the stockholder list can be accessed.

(b) Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission. If mailed, such notice shall be

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delivered by postage prepaid envelope directed to each stockholder at such stockholder’s address as it appears in the records of the Corporation and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (i) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(c) A written waiver of notice of meeting signed by a stockholder entitled to notice or a waiver by electronic transmission by a stockholder entitled to notice, whether given before or after the meeting time stated in such notice, is deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a waiver of notice. Attendance of a stockholder at a meeting is a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened.

Section 1.05. Proxies.

(a) Each stockholder entitled to vote at a meeting of stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy.

(b) A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means, including but not limited to by facsimile signature, or by transmitting or authorizing an electronic transmission (as defined in Section 8.08 of these By-laws) setting forth an authorization to act as proxy to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. Proxies by electronic transmission must either set forth, or be submitted with, information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used if such copy, facsimile telecommunication or other reproduction is a complete reproduction of the entire original writing or transmission.

(c) No proxy may be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation.

(d) Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

Section 1.06. Voting Lists. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare, at least 10 days before every meeting of the stockholders (and before any adjournment thereof for which a new record date has been set), a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, unless the record date for determining the stockholders entitled to vote is less than 10 days before the meeting, then the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. This list

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shall be open to the examination of any stockholder for at least 10 days prior to the meeting for any purpose germane to the meeting as required by the DGCL or other applicable law. The list may be made available in any format, including on a reasonably accessible electronic network, provided the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. The stock ledger shall be the only evidence as to who are the stockholders entitled by this section to examine the list required by this section or to vote in person or by proxy at any meeting of stockholders.

Section 1.07. Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or represented by proxy of the holders of record of a majority of the total voting power of all outstanding shares of capital stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

Section 1.08. Voting. Except as otherwise provided in the Certificate of Incorporation or by applicable law, every holder of record of shares entitled to vote at a meeting of stockholders is entitled to one vote for each share outstanding in his, her or its name on the books of the Corporation (a) at the close of business on the record date for such meeting or (b) if no record date has been fixed, at the close of business on the day next preceding the day on which notice of the meeting is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. All matters at any meeting at which a quorum is present except the contested election of directors and subject to Section 2.03, shall be decided by the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter in question, unless otherwise expressly provided by express provision of the Certificate of Incorporation or these By-laws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter. Subject to the rights of the holders of any class or series of preferred stock to elect additional directors under specific circumstances, as may be set forth in the certificate of designations for such class or series of preferred stock, the contested election of directors shall be decided by the affirmative vote of the holders of at least a plurality of the votes of the outstanding shares of common stock present in person or represented by proxy at the meeting and entitled to vote in an election of directors, unless otherwise expressly provided by the Certificate of Incorporation. The stockholders do not have the right to cumulate their votes for the election of directors.

Section 1.09. Adjournment. Any meeting of stockholders may be adjourned from time to time, by the chairperson of the meeting or by the vote of the holders of a majority of the shares of stock present in person or represented by proxy at the meeting, whether or not a quorum is present, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the place, if any, and date and time thereof (and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting) are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting after the adjournment, in which case notice of the adjourned meeting in accordance with Section 1.04 of these By-laws shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

Section 1.10. Organization; Procedure; Inspection of Elections.

(a) At every meeting of stockholders the presiding person shall be the Chairman of the Board or, in the event of his or her absence or disability, the Chief Executive Officer and President or, in the event of his or her absence or disability, a presiding person chosen by resolution of the Board. The Secretary or, in the event of his or her absence or disability, the Assistant Secretary, if any, or, if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding person, shall act as secretary of the meeting. The date and time of the opening and the

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closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the presiding person. The Board may make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the presiding person shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting. Subject to any such rules and regulations, the presiding person of any meeting shall have the right and authority to prescribe rules, regulations and procedures for such meeting and to take all such actions as in the judgment of the presiding person are appropriate for the proper conduct of such meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter of business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(b) Preceding any meeting of the stockholders, the Board may, and when required by law shall, appoint one or more persons to act as inspectors of elections, and may designate one or more alternate inspectors. If no inspector or alternate so appointed by the Board is able to act, or if no inspector or alternate has been appointed and the appointment of an inspector is required by law, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. No director or nominee for the office of director shall be appointed as an inspector of elections. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. The inspectors shall discharge their duties in accordance with the requirements of applicable law.

Section 1.11. Notice of Stockholder Proposals and Nominations.

(a) Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of the meeting (or any supplement thereto) delivered pursuant to Section 1.04 of these By-laws, (B) by or at the direction of the Board or a committee of the Board appointed by the Board for such purpose, or (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (ii) and (iii) of this Section 1.11(a) and, with respect to the nominations of persons for election to the Board, with the requirements of the ~~Securities~~ Exchange Act ~~of 1934, as amended (the “Exchange Act”),~~, and the rules and regulations promulgated thereunder (including Rule 14a-19 thereunder) and who is a stockholder of record at the time such notice is delivered to the Secretary and at the date of the meeting, subject to paragraph (c)(ii) of this Section 1.11.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to subclause (C) of Section 1.11(a)(i) of these By- laws, the stockholder must have given timely

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notice thereof in writing to the Secretary and, in the case of business other than nominations for persons for election to the Board, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ~~ninety (~~90~~)~~ days nor more than ~~one hundred and twenty (~~120~~)~~ days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than ~~thirty (~~30~~)~~ days or delayed by more than ~~sixty (~~60~~)~~ days from such anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the ~~ninetieth (~~90th~~)~~ day prior to such annual meeting or the close of business on the ~~tenth (~~10th~~)~~ day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Certificate of Incorporation or these By-laws, the text of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner; (2) the class or series and number of shares of capital stock of the Corporation which are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner; (3) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of giving the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination; (4) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination; and (5) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation. Notice of a stockholder nomination or proposal shall also set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving notice, beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or other person or persons (including their names) acting in concert with any of the foregoing (collectively, the “proponent persons”); (B) a description of any agreement, arrangement or understanding (including, without limitation, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) to which any proponent person is a party, the effect or intent of which is to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation (a “Derivative Instrument”); (C) to the extent not disclosed pursuant to the immediately preceding clause (B), the principal amount of any indebtedness of the Corporation or any of its subsidiaries beneficially owned by such stockholder or by a beneficial owner, if any, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instrument entered into by or on behalf of such stockholder or such beneficial owner relating to the value or payment

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of any indebtedness of the Corporation or any such subsidiary; (D) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (E) a copy of a fully completed and executed Director Questionnaire and a duly executed written representation and agreement by each person whom the stockholder proposes to nominate for election as a director, both in the forms required by the Corporation (which shall be provided upon written request made by a stockholder of record at the time of such request); and (F) the information required to be provided pursuant to Rule 14a-19 under the Exchange Act with respect to each person whom the stockholder proposes to nominate for election as a director. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a–8 (or any successor thereof) promulgated under the Exchange Act, and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. In addition, a stockholder who has delivered a notice of nomination pursuant to this Section 1.11 shall, in accordance with Rule 14a- 19 under the Exchange Act, promptly certify to the Secretary and notify the Secretary in writing, that such stockholder has met and complied with all of the requirements of these By-laws and of Rule 14a-19(a) (including for the avoidance of doubt Rule 14a-19(a)(3), which provides that a stockholder soliciting proxies in support of director nominees other than the Corporation’s nominees must solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors). A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (a)(ii) or paragraph (b) of this Section 1.11 of these By- laws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is ~~fifteen (~~15~~)~~ days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than ~~fifteen (~~15~~)~~ days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five ~~(5)~~ days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ~~ten (~~10~~)~~ days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of ~~fifteen (~~15~~)~~ days prior to the meeting or adjournment or postponement thereof) and not later than five ~~(5)~~ days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than ~~fifteen (~~15~~)~~ days prior the date of the meeting or any adjournment or postponement thereof). No later than five ~~(5)~~ business days prior to the annual meeting or any adjournment, postponement, recess or rescheduling thereof, a stockholder nominating individuals for election as a director shall provide the Corporation with reasonable evidence that such stockholder has met the requirements of Rule 14a-19 under the Exchange Act. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination or proposal no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Corporation with all information required by Rule 14a-19), then the director nominees proposed by such stockholder shall be ineligible for election at the annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules. In addition, a stockholder seeking to bring an item of business before the annual meeting shall promptly provide any other information reasonably requested by the Corporation.

(iii) Notwithstanding anything in Section 1.11(a)(ii) of these By-laws to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no public

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announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least ~~one hundred (~~100~~)~~ calendar days prior to the first anniversary of the preceding year’s annual meeting, then a stockholder’s notice under this Section 1.11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)  Special Meetings of Stockholders.

(i)  Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation’s notice of meeting shall be conducted at such meeting. Except as otherwise provided by the DGCL, the Certificate of Incorporation, or these By-laws, the chairman of the special meeting shall have the power and authority to determine whether any business proposed to be brought before a special meeting was proposed in accordance with these By-laws.

(ii)  Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board or a Committee appointed by the Board for such purpose ~~or (2~~, (2) pursuant to a Special Meeting Request made in accordance with Section 1.02, or (3) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 1.11(b) and, with respect to the nominations of persons for election to the Board, with the requirements of the Exchange Act, and the regulations promulgated thereunder (including Rule 14a-19 thereunder) and who is a stockholder of record at the time such notice is delivered to the Secretary and at the date of the meeting, subject to paragraph (c)(ii) of this Section 1.11.

~~(b)~~(iii) In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors of the Corporation, any stockholder entitled to vote at such meeting may nominate a person or persons, as the case may be, for election to such position(s) as specified by the Corporation, if the stockholder’s notice as required by Section 1.11(a)(ii) of these By-laws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than ~~the one hundred and twenty (~~120~~)~~ days prior to such special meeting and not later than the close of business on the later of the ~~ninetieth (~~90th~~)~~ day prior to such special meeting or the ~~tenth (~~10th~~)~~ day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. No later than five ~~(5)~~ business days prior to the special meeting or any adjournment, postponement, recess or rescheduling thereof, a stockholder nominating individuals for election as a director shall provide the Corporation with reasonable evidence that such stockholder has met the requirements of Rule 14a-19 under the Exchange Act. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination no longer being eligible for consideration at the meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Corporation with all information required by Rule 14a- 19), then the director nominees proposed by such stockholder shall be ineligible for election at the meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-laws, the presiding person of a meeting of stockholders shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in

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this Section 1.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made, solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 1.11), and (y) if any proposed nomination or business is not in compliance with this Section 1.11 and with the requirements of the Exchange Act and the rules and regulations promulgated thereunder (including Rule 14a-19 thereunder), to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted. The Board, any committee thereof, any officer of the Corporation authorized by the Board or such committee, and the chair of the meeting shall have discretion to determine whether any stockholder’s director nomination has fully complied with these By-laws and with the requirements of the Exchange Act and the rules and regulations promulgated thereunder (including Rule 14a-19 thereunder). To facilitate the making of any such determination, any stockholder making a nomination pursuant to this Section 1.11 must, at the Corporation’s request, provide, within a reasonable time in advance of the meeting, written certifications as to his or her compliance and any evidentiary materials to support the basis for such certifications.

(ii) If the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 1.11 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and/or the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 1.11, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(A) Whenever used in these By-laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(B) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.11. Nothing in this Section 1.11 shall be deemed to affect any rights of (x) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (y) the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation or of the relevant preferred stock certificate of designation.

(C) The announcement of an adjournment or postponement of an annual or special meeting does not commence a new time period (and does not extend any time period) for the giving of notice of a stockholder nomination or a stockholder proposal as described above.

Section 1.12. No Stockholder Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be taken by written consent of the stockholders. Notwithstanding the foregoing, holders of one or more classes or series of Preferred Stock may, to the extent permitted by and pursuant to the terms of such class or series of Preferred Stock adopted by resolution or resolutions of the Board of Directors, act by written consent.

ARTICLE II

BOARD OF DIRECTORS

Section 2.01. General Powers. Except as may otherwise be provided by law, the Certificate of Incorporation or these By-laws, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The directors shall act only as a Board, and the individual directors shall have no power as such.

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Section 2.02. Number and Term of Office. The number of directors constituting the entire Board and the term of office for each director shall be as provided for in the Certificate of Incorporation.

Section 2.03. Election of Directors. Except as otherwise provided in Section 2.14 of these By- laws, at each meeting of the stockholders for the uncontested election of directors, provided a quorum is present, the directors shall be elected pursuant to a majority voting standard. In an uncontested election of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected at the meeting as of the date that is ~~ten (~~10~~)~~ calendar days prior to the earlier of (i) the date a Notice of Internet Availability of Proxy Materials is sent to stockholders in accordance with Rule 14a-16 under the Exchange Act, or (ii) the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation), each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present. In any election of directors that is not an uncontested election, directors shall be elected by a plurality of the votes cast. For purposes of this section, “a majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. “Abstentions” and “broker non-votes” shall not be counted as votes cast with respect to a director’s election. Following certification of the stockholder vote in an uncontested election, any incumbent director who received a greater number of votes “against” his or her election than votes “for” his or her election shall promptly tender his or her resignation, contingent upon acceptance of such resignation by the Board of Directors in accordance with this Section 2.03, to the Chairman of the Board. The Chairman of the Board shall inform the Chair of the Nominating and Corporate Governance Committee of such tender of resignation and the Nominating and Corporate Governance Committee shall promptly consider such resignation and recommend to the Board whether to accept the tendered resignation or reject it. In deciding upon its recommendation, the Nominating and Corporate Governance Committee shall consider all relevant factors including, without limitation, the length of service and qualifications of the director who has tendered his or her resignation and the director’s contributions to the Corporation and the Board.

(a) The Board shall act on the Nominating and Corporate Governance Committee’s recommendation no later than ~~ninety (~~90~~)~~ days following certification of the stockholder vote. The Board shall consider the factors considered by the Nominating and Corporate Governance Committee and such additional information and factors the Board deems relevant. The Corporation shall promptly publicly disclose the Board’s decision and, if applicable, the reasons for rejecting the tendered resignation, in a Report on Form 8-K filed with the Securities and Exchange Commission.

(b) If a Director’s resignation is accepted by the Board, the Nominating and Corporate Governance Committee shall recommend to the Board whether to fill the vacancy created by such resignation or to reduce the size of the Board. Any director who tenders his or her resignation as provided above shall not participate in the Nominating and Corporate Governance Committee’s or the Board’s consideration of whether or not to accept his or her tendered resignation.

(c) If a majority of the members of the Nominating and Corporate Governance Committee are required to tender their resignations as described above, the directors whom the Board has affirmatively determined to be independent in accordance with applicable stock exchange listing standards and who were not required to tender their resignations shall appoint a special committee of the Board to consider the tendered resignations and whether to accept or reject them. If all eligible independent directors described immediately above are required to tender their resignations in accordance with this section, the Board shall consider each tendered resignation without the participation of the Director whose resignation is under consideration, and determine to accept or reject the resignation.

Section 2.04. Regular Meetings. Regular meetings of the Board shall be held on such dates, and at such times and places as are determined from time to time by resolution of the Board.

Section 2.05. Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board or the Chief Executive Officer and President or, in the event of his or her absence or disability, by the

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Secretary, or by a majority of the directors then in office, at such place, date and time as may be specified in the respective notices or waivers of notice of such meetings. Any business may be conducted at a special meeting.

Section 2.06. Notice of Meetings; Waiver of Notice.

(a) Notices of special meetings shall be given to each director, and notice of each resolution or other action affecting the date, time or place of one or more regular meetings shall be given to each director not present at the meeting adopting such resolution or other action, subject to Section 2.09 of these By-laws. Notices shall be given personally or by facsimile or email, directed to each director at the facsimile number or email address from time to time designated by such director to the Secretary. Each such notice and confirmation must be given at least 24 hours prior to the time of a special meeting, and at least five days prior to the initial regular meeting affected by such resolution or other action, as the case may be.

(b) A written waiver of notice of meeting signed by a director or a waiver by electronic transmission by a director, whether given before or after the meeting time stated in such notice, is deemed equivalent to notice. Attendance of a director at a meeting is a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened.

Section 2.07. Quorum; Voting. At all meetings of the Board, the presence of a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the Certificate of Incorporation or these By-laws, the affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board.

Section 2.08. Action by Telephonic Communications. Members of the Board may participate in a meeting of the Board by means of telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 2.09. Adjournment. A majority of the directors present may adjourn any meeting of the Board to another date, time or place, whether or not a quorum is present. No notice need be given of any adjourned meeting unless (a) the date, time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.06 of these By- laws applicable to special meetings shall be given to each director, or (b) the meeting is adjourned for more than 24 hours, in which case the notice referred to in clause (a) shall be given to those directors not present at the announcement of the date, time and place of the adjourned meeting.

Section 2.10. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all members of the Board consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.11. Regulations. To the extent consistent with applicable law, the Certificate of Incorporation and these By-laws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the affairs and business of the Corporation as the Board may deem appropriate. The Board may elect from among its members one or more vice- chairpersons to preside over meetings and to perform such other duties as may be designated by the Board.

Section 2.12. Resignations of Directors. Any director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such director, to the Chairman of the Board or the Secretary. Such resignation shall take effect upon delivery unless the resignation specifies a later effective date or an effective date determined upon the happening of a specified event.

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Section 2.13. Removal of Directors. Directors may only be removed in the manner set forth in the Certificate of Incorporation.

Section 2.14. Vacancies and Newly Created Directorships. Any vacancies or newly created directorships shall be filled as set forth in the Certificate of Incorporation.

Section 2.15. Compensation. The directors shall be entitled to compensation for their services as fixed by the Board. The Board may by resolution determine the expenses in the performance of such services for which a director is entitled to reimbursement.

Section 2.16. Reliance on Accounts and Reports, etc. A director, as such or as a member of any committee designated by the Board, shall in the performance of his or her duties be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 2.17. Chairman of the Board. A Chairman of the Board shall be appointed by a majority of the directors of the Board. The Chairman shall have the power to call special meetings of stockholders and to call special meetings of the Board. If present, the Chairman of the Board shall preside at meetings of the stockholders and of the Board. The Chairman of the Board shall have such other powers and duties customarily and usually associated with the office of the Chairman of the Board, as well as any additional powers and duties as may be from time to time assigned to him or her by the Board.

ARTICLE III

COMMITTEES

Section 3.01. How Constituted. The Board shall have an Audit Committee, Compensation and Talent Committee, Nominating and Corporate Governance Committee, Executive Committee, Finance & Risk Committee and such other committees as the Board may determine (each, a “Committee” and collectively, the “Committees”). Each Committee shall consist of such number of directors as from time to time may be fixed by the Board and shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation to the extent delegated to such Committee by the Board and, in the case of the Executive Committee, as provided in Section 3.07 of these By-laws, but no Committee shall have any power or authority as to (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, (b) adopting, amending or repealing any of these By-laws or (c) as may otherwise be excluded by the Certificate of Incorporation. Any Committee may be abolished or re-designated from time to time by the Board.

Section 3.02. Members and Alternate Members. The members of each Committee and any alternate members shall be selected by the Board. The Board may provide that the members and alternate members serve at the pleasure of the Board. An alternate member may replace any absent or disqualified member at any meeting of the Committee. An alternate member shall be given all notices of Committee meetings, may attend any meeting of the Committee, but may count towards a quorum and vote only if a member for whom such person is an alternate is absent or disqualified. Each member or alternate member of any Committee (whether designated at an annual meeting of the Board or to fill a vacancy on such Committee or otherwise) shall hold office as a Committee member or alternate member, as applicable, until his or her successor shall have been designated or until he or she shall cease to be a director, or until his or her earlier death, resignation or removal.

Section 3.03. Committee Procedures. A quorum for each Committee shall be a majority of its members, unless the Committee has only one or two members, in which case a quorum shall be one member, or unless a greater

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quorum is established by the Board. The vote of a majority of the Committee members present at a meeting at which a quorum is present shall be the act of the Committee. Each Committee shall keep regular minutes of its meetings and report to the Board when required. The Board may adopt other rules and regulations for the government of any Committee not inconsistent with the provisions of these By-laws, and each Committee may adopt its own rules and regulations of government, to the extent not inconsistent with these By-laws or rules and regulations adopted by the Board.

Section 3.04.  Meetings and Actions of Committees. Meetings and actions of each Committee shall be governed by, and held and taken in accordance with, the provisions of the following sections of these By-laws, with such By-laws being deemed to refer to the Committee and its members in lieu of the Board and its members:

(a) Section 2.04 (to the extent relating to place and time of regular meetings);

(b) Section 2.05 (relating to special meetings);

(c) Section 2.06 (relating to notice and waiver of notice);

(d) Sections 2.08 and 2.10 (relating to telephonic communication and action without a meeting); and

(e) Section 2.09 (relating to adjournment and notice of adjournment). Special meetings of Committees may also be called by resolution of the Board.

Section 3.05. Resignations and Removals. Any member (and any alternate member) of any Committee may resign from such position at any time by delivering notice of resignation in writing or by electronic transmission, signed by such member, to the Chairman of the Board or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any member (and any alternate member) of any Committee may be removed from such position by the Board at any time, either for or without cause.

Section 3.06. Vacancies. If a vacancy occurs in any Committee for any reason, the remaining members (and any alternate members) may continue to act if a quorum is present. A Committee vacancy may be filled only by the Board subject to Section 3.01 of these By-laws.

Section 3.07. Executive Committee. During the intervals between the meetings of the Board, the Executive Committee, except as otherwise provided in this Article III and subject to the Certificate of Incorporation, and these By-~~Laws~~laws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation.

The Executive Committee shall have power to authorize the seal of the Corporation to be affixed to any and all papers which may require it.

ARTICLE IV

OFFICERS

Section 4.01. Officers. The Board shall elect a Chief Executive Officer and President (which offices shall be held by the same person) and a Secretary as officers of the Corporation. The Board may also elect a Treasurer, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers and agents as the Board may determine (including a Chief Financial Officer). In addition, the Board from time to time may delegate to any officer the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any action by an appointing officer may be superseded by action by the Board. Any number of offices may be held by the same person. No officer need be a director of the Corporation.

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Section 4.02. Election. The officers of the Corporation elected by the Board shall serve at the pleasure of the Board. Officers and agents appointed pursuant to delegated authority as provided in Section 4.01 (or, in the case of agents, as provided in Section 4.06) shall hold their offices for such terms as may be determined from time to time by the appointing officer. Each officer shall hold office until his or her successor has been elected or appointed and qualified, or until his or her earlier death, resignation or removal.

Section 4.03. Compensation. The salaries and other compensation of all officers and agents of the Corporation shall be fixed by the Board or in the manner established by the Board.

Section 4.04. Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board. Any officer granted the power to appoint subordinate officers and agents as provided in Section 4.01 may remove any subordinate officer or agent appointed by such officer, for or without cause. Any officer or agent may resign at any time by delivering notice of resignation, either in writing signed by such officer or by electronic transmission, to the Board or the Chief Executive Officer and President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, may be filled by the Board or by the officer, if any, who appointed the person formerly holding such office.

Section 4.05. Authority and Duties of Officers. An officer of the Corporation shall have such authority and shall exercise such powers and perform such duties (a) as may be required by law, (b) to the extent not inconsistent with law, as are specified in these By-laws, (c) to the extent not inconsistent with law or these By-laws, as may be specified by resolution of the Board and (d) to the extent not inconsistent with any of the foregoing, as may be specified by the appointing officer with respect to a subordinate officer appointed pursuant to delegated authority under Section 4.01 and, unless otherwise prescribed by the By-~~Laws~~laws or by the Board or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.

Section 4.06. Chief Executive Officer and President. The Chief Executive Officer and President shall, unless otherwise provided by the Board, be the chief executive officer of the Corporation, shall have general control and supervision of the policies and operations of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. Unless otherwise provided by the Board, he or she shall manage and administer the Corporation’s business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer, president or a chief operating officer of a corporation. He or she shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and all other documents and instruments in connection with the business of the Corporation. He or she shall have the authority to cause the employment or appointment of such employees or agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or any agent employed or appointed by any officer or to suspend any agent appointed by the Board. The Chief Executive Officer and President shall have the duties and powers of the Treasurer if no Treasurer is elected and shall have such other duties and powers as the Board may from time to time prescribe.

Section 4.07. Vice Presidents. If one or more Vice Presidents have been elected, each Vice President shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Board or the Chief Executive Officer and President. In the event of absence or disability of the Chief Executive Officer and President, the duties of the Chief Executive Officer and President shall be performed, and his or her powers may be exercised, by such Vice President as shall be designated by the Board or, failing such designation, by the Vice President in order of seniority of election to that office.

Section 4.08. Secretary. Unless otherwise determined by the Board, the Secretary shall have the following powers and duties:

(a) The Secretary shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders, the Board and any Committees thereof in books provided for that purpose.

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(b) The Secretary shall cause all notices to be duly given in accordance with the provisions of these By-laws and as required by law.

(c) Whenever any Committee shall be appointed pursuant to a resolution of the Board, the Secretary shall furnish a copy of such resolution to the members of such Committee.

(d) The Secretary shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all documents and instruments that the Board or any officer of the Corporation has determined should be executed under seal, may sign (together with any other authorized officer) any such document or instrument, and when the seal is so affixed he or she may attest the same.

(e) The Secretary shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By-laws.

(f) The Secretary shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class or series issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each such holder became a holder of record.

(g) The Secretary shall sign (unless the Treasurer, an Assistant Treasurer or an Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board.

(h) The Secretary shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-laws or as may be assigned to the Secretary from time to time by the Board or the Chief Executive Officer and President.

Section 4.09. Treasurer. Unless otherwise determined by the Board, the Treasurer, if there be one, shall be the Chief Financial Officer of the Corporation and shall have the following powers and duties:

(a)  The Treasurer shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records thereof.

(b) The Treasurer shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be determined by the Board or the Chief Executive Officer and President, or by such other officers of the Corporation as may be authorized by the Board or the Chief Executive Officer and President to make such determinations.

(c) The Treasurer shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board or the Chief Executive Officer and President may determine from time to time) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

(d) The Treasurer shall render to the Board or the Chief Executive Officer and President, whenever requested, a statement of the financial condition of the Corporation and of the transactions of the Corporation, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

(e) The Treasurer shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation.

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(f) The Treasurer may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing shares of stock of the Corporation the issuance of which shall have been authorized by the Board.

(g) The Treasurer shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By-laws or as may be assigned to the Treasurer from time to time by the Board or the Chief Executive Officer and President.

ARTICLE V

CAPITAL STOCK

Section 5.01. Certificates of Stock; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, except to the extent that the Board has provided by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock in the Corporation represented by certificates shall be entitled to have, and the Board may in its sole discretion permit a holder of uncertificated shares to receive upon request, a certificate signed by the appropriate officers of the Corporation, certifying the number and class of shares owned by such holder. Such certificate shall be in such form as the Board may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-laws.

Section 5.02. Facsimile Signatures. Any or all signatures on the certificates referred to in Section 5.01 of these By-laws may be in facsimile form. If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 5.03. Lost, Stolen or Destroyed Certificates. A new certificate may be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed only upon delivery to the Corporation of an affidavit of the owner or owners (or their legal representatives) of such certificate, setting forth such allegation, and a bond or other undertaking as may be satisfactory to a financial officer of the Corporation designated by the Board to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 5.04. Transfer of Stock.

(a) Transfer of shares represented by certificates shall be made on the books of the Corporation upon surrender to the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, and otherwise in compliance with applicable law. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) and 218(a) of the DGCL. Shares that are not represented by a certificate shall be transferred in accordance with applicable law. Subject to applicable law, the provisions of the Certificate of Incorporation and these By-laws, the Board may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

(b) The Corporation may enter into agreements with stockholders to restrict the transfer of stock of the Corporation in any manner not prohibited by the DGCL.

Section 5.05. Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other

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distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. If a transfer of shares is made for collateral security, and not absolutely, this fact shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

Section 5.06. Transfer Agent and Registrar. The Board may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

ARTICLE VI

INDEMNIFICATION

Section 6.01. Indemnification.

(a) In General. The Corporation shall indemnify, to the full extent permitted by the DGCL and other applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (each, a “proceeding”), by reason of the fact that (x) such person is or was serving as a director or officer of the Corporation, or (y) such person is or was serving at the request of the Corporation as a director, officer, employee, manager or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted by such person in such capacity, and who satisfies the applicable standard of conduct set forth in the DGCL or other applicable law:

(i) in a proceeding other than a proceeding by or in the right of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person’s behalf in connection with such proceeding and any appeal therefrom if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful, or in a proceeding by or in the right of the Corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by such person or on such person’s behalf in connection with the defense or settlement of such proceeding and any appeal therefrom if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation provided that no indemnification shall be made in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware (the “Court of Chancery”), or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper .

(b) Indemnification in Respect of Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 6.01(a) or in defense of any claim, issue or matter therein, such person shall be indemnified by the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(c) Indemnification in Respect of Proceedings Instituted by Indemnitee. Notwithstanding anything herein to the contrary, Section 6.01(a) does not require the Corporation to indemnify a present or former director or officer of the Corporation in respect of a proceeding (or part thereof) instituted by such person on his or her own behalf, unless such proceeding (or part thereof) has been authorized by the Board or the indemnification requested is pursuant to the last sentence of Section 6.03 of these By-laws.

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Section 6.02. Advance of Expenses. The Corporation shall to the fullest extent permitted by law advance all expenses (including reasonable attorneys’ fees) incurred by a present or former director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding prior to the final disposition of such proceeding upon written request of such person and delivery of an undertaking by such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation under this Article VI or otherwise. The Corporation may authorize any counsel for the Corporation to represent (subject to applicable conflict of interest considerations) such present or former director or officer in any proceeding, whether or not the Corporation is a party to such proceeding.

Section 6.03. Procedure for Indemnification. Any indemnification under Section 6.01 of these By-laws or any advance of expenses under Section 6.02 of these By-laws shall be made only against a written request therefor (together with supporting documentation) submitted by or on behalf of the person seeking indemnification or advance. Indemnification may be sought by a person under Section 6.01 of these By-laws in respect of a proceeding only to the extent that both the expenses and liabilities for which indemnification is sought and all portions of the proceeding relevant to the determination of whether the person has satisfied any appropriate standard of conduct have become final. A person seeking indemnification or advance of expenses may seek to enforce such person’s rights to indemnification or advance of expenses (as the case may be) in the Delaware Court of Chancery to the extent all or any portion of a requested indemnification has not been granted within 90 days of, or to the extent all or any portion of a requested advance of expenses has not been granted within 20 days of, the receipt of such request by the Corporation. All reasonable expenses (including reasonable attorneys’ fees) incurred by such person in connection with successfully establishing such person’s right to indemnification or advancement of expenses under this Article VI, in whole or in part, shall also be indemnified by the Corporation.

Section 6.04. Burden of Proof.

(a) In any proceeding brought to enforce the right of a person to receive indemnification to which such person is entitled under Section 6.01 of these By-laws, the Corporation has the burden of demonstrating that the standard of conduct applicable under the DGCL or other applicable law was not met. A prior determination by the Corporation (including its Board or any Committee thereof, its independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct does not itself constitute evidence that the claimant has not met the applicable standard of conduct.

(b)  In any proceeding brought to enforce a claim for advances to which a person is entitled under Section 6.02 of these By-laws, the person seeking an advance need only show that he or she has satisfied the requirements expressly set forth in Section 6.02 of these By-laws.

Section 6.05. Contract Right; Non-Exclusivity; Survival.

(a) The rights to indemnification and advancement of expenses provided by this Article VI shall be deemed to be separate contract rights between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the DGCL are in effect, and no repeal or modification of any of these provisions or any relevant provisions of the DGCL shall adversely affect any right or obligation of such director or officer existing at the time of such repeal or modification with respect to any state of facts then or previously existing or any proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such “contract rights” may not be modified retroactively as to any present or former director or officer without the consent of such director or officer.

(b) The rights to indemnification and advancement of expenses provided by this Article VI shall not be deemed exclusive of any other indemnification or advancement of expenses to which a present or former director or officer of the Corporation seeking indemnification or advancement of expenses may be entitled by any agreement, vote of stockholders or disinterested directors, or otherwise.

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(c)  The rights to indemnification and advancement of expenses provided by this Article VI to any present or former director or officer of the Corporation shall inure to the benefit of the heirs, executors and administrators of such person.

Section 6.06. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, manager or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person or on such person’s behalf in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

Section 6.07. Employees and Agents. The Board, or any officer authorized by the Board generally or in the specific case to make indemnification decisions, may cause the Corporation to indemnify any present or former employee or agent of the Corporation in such manner and for such liabilities as the Board may determine, up to the fullest extent permitted by the DGCL and other applicable law.

Section 6.08. Interpretation; Severability. Terms defined in Sections 145(h) or 145(i) of the DGCL have the meanings set forth in such sections when used in this Article VI. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VII

OFFICES

Section 7.01. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at the location provided in the Certificate of Incorporation.

Section 7.02. Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01. Dividends.

(a) Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board and any such dividend may be paid in cash, property or shares of the Corporation’s stock out of its surplus, as defined in the DGCL, or in the case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

(b) A member of the Board, or a member of any Committee designated by the Board, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and

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amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Section 8.02. Reserves. There may be set apart out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time may determine proper as a reserve or reserves for meeting contingencies, equalizing dividends, repairing or maintaining any property of the Corporation or for such other purpose or purposes as the Board may determine conducive to the interest of the Corporation, and the Board may similarly modify or abolish any such reserve.

Section 8.03. Execution of Instruments. Except as otherwise required by law or the Certificate of Incorporation, any of the Chief Executive Officer, the Chief Financial Officer, the President, the Secretary or any Vice President, or any officer or agent of the Corporation authorized by the Board or by the Chief Executive Officer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such execution or signature shall be binding upon the Corporation. Any such authorization must be in writing or by electronic transmission and may be general or limited to specific contracts or instruments.

Section 8.04. Voting as Stockholder. Unless otherwise determined by resolution of the Board, the Chief Executive Officer and President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders or securityholders of any entity in which the Corporation may hold stock or other securities, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock or other securities at any such meeting, or through action without a meeting. The Board may by resolution from time to time confer such power and authority (in general or confined to specific instances) upon any other person or persons.

Section 8.05. Fiscal Year. Unless otherwise fixed by the Board, the fiscal year of the Corporation shall commence on the first day of January of each year and shall terminate in each case on December 31.

Section 8.06. Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words “Corporate Seal” and “Delaware”. The form of such seal shall be subject to alteration by the Board. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced or may be used in any other lawful manner.

Section 8.07. Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board.

Section 8.08. Electronic Transmission. “Electronic transmission~~”,~~,” as used in these By- laws, means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX

AMENDMENT OF BY-LAWS

Section 9.01. Amendment. Subject to the provisions of the Certificate of Incorporation, these By-laws may be amended, altered or repealed:

(a) by the affirmative vote of at least a majority of the directors then in office at any special or regular meeting of the Board if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, or

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(b) by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock entitled to vote at any annual or special meeting of stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.

ARTICLE X

CONSTRUCTION

Section 10.01. Construction. In the event of any conflict between the provisions of these By-laws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

184	Notice of Annual Meeting of Stockholders and 2025 Proxy Statement

© 2025 Equitable Holdings, Inc. All rights reserved.

EQUITABLE
HOLDINGS

MIX
Paper | Supporting responsible forestry
FSC® C132107
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EQUITABLE HOLDINGS, INC. 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105 ATTN: RALPH PETRUZZO
SCAN TO
VIEW MATERIALS & VOTE  VOTE BY INTERNET
Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Daylight Time on May 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to www.virtualshareholdermeeting.com/EQH2025
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Daylight Time on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V69183-P26498 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EQUITABLE HOLDINGS, INC.
The Board of Directors recommends you vote FOR each of the nominees for election in Proposal 1:
1. Election of ten directors for a one-year term ending at the 2026 Annual Meeting of Stockholders:
Nominees: For Against Abstain
1a. Douglas Dachille    1b. Francis A. Hondal    1c. Arlene Isaacs-Lowe    1d. Daniel G. Kaye    1e. Joan Lamm-Tennant    1f. Craig MacKay    1g. Mark Pearson    1h. Bertram L. Scott    1i. George Stansfield    1j. Charles G.T. Stonehill
The Board of Directors recommends you vote FOR For Against Abstain proposals 2 and 3.
2. Ratification of the appointment of PricewaterhouseCoopers    LLP as our independent registered public accounting firm for fiscal year 2025;
For Against Abstain
3. Advisory vote to approve the compensation paid to our    named executive officers;
The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain
1 YEAR on the following proposal 4.
4. Advisory vote on the frequency of future advisory    votes on executive compensation;
The Board of Directors recommends you vote FOR For Against Abstain proposals 5, 6 and 7.
5. Amendment and restatement of the Company’s 2019    Omnibus Incentive Plan;
6. Amendments to the Company’s Certificate of    Incorporation to limit the liability of certain officers of the Company, as permitted by Delaware law;
7. Amendments to the Company’s Certificate of
Incorporation and By-laws to create a stockholder right    to call a special meeting; and
The Board of Directors recommends you vote AGAINST For Against Abstain proposal 8.
8. Vote on a stockholder proposal regarding stockholders’    ability to call a special shareholder meeting.
NOTE: Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof will be voted on by the proxies in their discretion.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date

V69184-P26498
EQUITABLE HOLDINGS, INC. Annual Meeting of Stockholders May 21, 2025 8:00 AM EDT
This proxy is solicited by the Board of Directors
The stockholder(s) hereby appoint(s) José Ramón González and Ralph Petruzzo, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of EQUITABLE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held live via the Internet at 8:00 AM, EDT on May 21, 2025, and any adjournment or postponement thereof. You can virtually attend the meeting online by visiting www.virtualshareholdermeeting.com/EQH2025.
This proxy, when properly executed, will be voted as directed by the stockholders. If no such direction is made, this proxy will be voted “For” election to the Board of Directors of the nominees listed under Proposal 1, and “For” Proposals 2, 3, 5, 6 and 7, “1 Year” on Proposal 4, “Against” Proposal 8, and in the discretion of the proxies with respect to any other matters that may properly come before this annual meeting and all adjournment(s) and postponement(s) thereof.
Continued and to be signed on reverse side